The
                               Marshall Family
                                   of Funds


                     ANNUAL REPORT DATED AUGUST 31, 1998



                         Marshall Equity Income Fund
                           ------------------------
                   Marshall Large-Cap Growth & Income Fund
                           ------------------------
                         Marshall Mid-Cap Value Fund
                           ------------------------
                         Marshall Mid-Cap Growth Fund
                           ------------------------
                      Marshall International Stock Fund
                           ------------------------
                        Marshall Small-Cap Growth Fund
                           ------------------------
                       Marshall Short-Term Income Fund
                           ------------------------
                       Marshall Intermediate Bond Fund
                           ------------------------
                       Marshall Government Income Fund
                           ------------------------
                     Marshall Intermediate Tax-Free Fund
                           ------------------------
                          Marshall Money Market Fund
                           ------------------------



                                Marshall Funds



 TABLE OF CONTENTS

  COMMENTARIES
    Marshall Equity Income Fund......................................          1
    Marshall Large-Cap Growth & Income Fund .........................          3
    Marshall Mid-Cap Value Fund .....................................          5
    Marshall Mid-Cap Growth Fund ....................................          7
    Marshall International Stock Fund................................          9
    Marshall Small-Cap Growth Fund ..................................         11
    Marshall Short-Term Income Fund..................................         13
    Marshall Intermediate Bond Fund..................................         15
    Marshall Government Income Fund..................................         17
    Marshall Intermediate Tax-Free Fund..............................         19
    Marshall Money Market Fund.......................................         21
  FINANCIAL INFORMATION
    Portfolio of Investments.........................................         22
      Marshall Equity Income Fund....................................         22
      Marshall Large-Cap Growth & Income Fund........................         23
      Marshall Mid-Cap Value Fund....................................         25
      Marshall Mid-Cap Growth Fund...................................         26
      Marshall International Stock Fund..............................         27
      Marshall Small-Cap Growth Fund.................................         30
      Marshall Short-Term Income Fund................................         31
      Marshall Intermediate Bond Fund................................         33
      Marshall Government Income Fund................................         34
      Marshall Intermediate Tax-Free Fund............................         36
      Marshall Money Market Fund.....................................         39
    Statements of Assets and Liabilities.............................         42
    Statements of Operations.........................................         44
    Statements of Changes in Net Assets..............................         46
    Financial Highlights.............................................         50
    Notes to Financial Statements....................................         54
  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS...........................         63
  DIRECTORS & OFFICERS............................................... Back Cover

 ANNUAL REPORT--COMMENTARY

MARSHALL EQUITY INCOME FUND
The Marshall Equity Income Fund (the "Fund") seeks capital appreciation and current income through a disciplined approach of investing in a broadly diversified portfolio of common stocks with above-average dividend yields. The portfolio is structured to pursue a yield at least 100 basis points (1% before fees and expenses) more than the Standard & Poor's 500 Index (S&P 500).*

For the 12 months ended August 31, 1998, the Fund provided a total return of 0.04%,** while the S&P 500 provided a total return of 8.09% and Lipper Equity Income Funds Index* returned 1.22%.

NAVIGATING A VOLATILE MARKET.
A combination of strong domestic economic growth and continued low inflation provided a good backdrop for equities over the past year. At the market's peak on July 17, 1998, the performance of the S&P 500 appeared impressive. However, this performance was deceptive. A handful of large capitalization growth stocks accounted for the majority of the S&P 500's total return. Specifically, twenty stocks accounted for over 50% of the total return of the S&P 500 for the six-month period ended 6/30/98.

This is characteristic of a two tiered market where a handful of large capitalization growth stocks dramatically outperform the broader market. History tells us that this performance and valuation dichotomy is not sustainable. At the peak on July 17, 1998, valuations had been pushed to all-time highs. The S&P 500 was trading at 26.4 times trailing twelve months earnings and providing a low 1.41% dividend yield.

Growing concerns for world economic conditions affected U.S. stock prices in July and August 1998. Since July 17, 1998, the S&P 500 dropped 19.2% through August 31, 1998. It remains to be seen how severe world economic turmoil will affect U.S. corporate earnings. We believe that stock prices will remain volatile until this issue is resolved.

ENERGY, HEALTHCARE, FINANCIALS PLAY AN IMPORTANT ROLE.
The Fund continues to hold a significant weight in energy stocks (17.2%). Oil prices, like many other commodities, have fallen significantly and are at historically low levels. Even though this is not a permanent condition, investors have avoided the sector. At current stock prices, energy companies are attractively valued based on future earnings expectations and dividends.

Healthcare stocks currently account for 9.29% of the Fund's assets. Over the past year, this has been a top-performing group. Healthcare stocks offer high earnings visibility, and therefore investors have been willing to pay high multiples of earnings (price/earnings) for these predictable growers. Their high valuations and low yields have given us reason to moderately underweight the group.

Over the past year, we have significantly reduced our investment in Real Estate Investment Trusts (REITs) from 9.11% (August 31, 1997) to 4.63% (August 31,
1998).


              "Graphic representation "1A" omitted. See Appendix."

                             [Photo Appears Here]



                                                     MARSHALL EQUITY INCOME FUND



Although REITs met our fundamental expectations, they have underperformed due to a lack of investor interest. These traditionally conservative securities now appear attractively valued and provide investors with historically high dividend yields. We continue to hold our remaining position in anticipation of improved relative performance.

DISCIPLINED APPROACH HELPS TO MINIMIZE VOLATILITY.
Investing in attractively priced stocks of companies paying above-average dividends is the cornerstone to our disciplined investment approach. The Fund has provided solid results in the strong bull market years of 1995, up 34.22%; 1996, up 21.18%; and 1997, up 27.53%, on a calendar year basis. In addition, the Fund has performed better than its comparative index in each of the six market declines of greater than 5% since the Fund's inception.

Equally important, however, our investment style achieved these results with a low-risk profile. Of course, any investment involves risk, including possible loss of principal. The portfolio's above-average dividend yield combined with its low historical volatility should help reassure our investors that the portfolio is built around a disciplined investment style designed to pursue competitive long-term returns with less volatility.

Sincerely,
/s/ Bruce P. Hutson
Bruce P. Hutson
Manager, Marshall Equity Income Fund

              "Graphic representation "2A" omitted. See Appendix." "Graphic representation "3A" omitted. See Appendix."


 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
inception on September 30, 1993 to August 31, 1998, compared to the S&P 500 and the LEIFI.*
--------------------------------------------------------------------------------

*The S&P 500 and LEIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

**Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ANNUAL REPORT--COMMENTARY

MARSHALL LARGE-CAP GROWTH & INCOME FUND
The Marshall Large-Cap Growth & Income Fund (the "Fund") invests in large capitalization stocks with growth and income orientation. The Fund holdings are well diversified, with representation in the major sectors of the economy. Companies held are typically leaders in their respective industries and have records of above-average financial performance and proven superior management.

For the 12 months ended August 31, 1998, the Fund provided a total return of 3.44%,* outperforming the Lipper Growth and Income Funds Index** return of (.81%). For the same period, the Standard & Poor's (S&P) 500 Index** provided a total return of 8.09%.

FOCUS ON EARNINGS PROVED SUCCESSFUL.
The Fund's strategy of focusing on the highest quality companies with superior relative earnings growth proved to be on target over the last 12 months. The market concentrated on a few select large-cap stocks; specifically, 18 stocks within the S&P 500 Index accounted for 50% of the index's total return. The focus of the market on these few large stocks suggests continued earnings problems across many market sectors. Current overall earnings growth is the slowest since 1991.

The Fund owned half of these 18 mega-capitalization market leaders.The ones not owned were mostly the highest price/earnings multiple companies, where the long-term earnings growth rates discounted by those very high price/earnings ratios are unsustainable in a world of low inflation. Staying true to our discipline, we focused on high quality companies with strong balance sheets selling at reasonable valuations, given their expected growth rates. Over the past months, the equity market has favored earnings momentum as the successful investment strategy to the exclusion of a value-based investment decision. The Fund benefited greatly with our holdings in General Electric, IBM, Microsoft, Walgreens and Safeway, as all were able to deliver on earnings expectations.

Also consistent with our discipline is an exposure to other high quality companies that may be experiencing some current problems but represent outstanding value. This value may be represented in a low price-to-sales or an attractive price/earnings multiple based on normalized earnings. Holdings such as Boeing, Nike and Motorola fall into this category.

EMERGING MARKET TURMOIL TO PRODUCE OPPORTUNITIES.
While the problems in the emerging markets present great near-term uncertainty, this turmoil presents great long-term opportunities for Fund holdings such as General Electric and American International Group. To regain economic stability, these countries will be required to open their markets, drop trade barriers and allow for fair treatment of all companies. This will give large global companies new opportunities for future growth that might not have existed a few years ago. For example, General Electric recently purchased the fifth largest consumer finance company in Japan.

Currently, however, the problems of Asia are spilling over to Russia and South America, and the financial stocks are suffering. The Fund has been modestly underweighted in financials for most of the fiscal year but will look to add to this sector to take advantage of current weakness.


              "Graphic representation "1B" omitted. See Appendix."

                             [Photo Appears Here]

                                         MARSHALL LARGE-CAP GROWTH & INCOME FUND

EARNINGS GROWTH REMAINS THE CHALLENGE.
Looking forward, the ability of companies to deliver on earnings expectations will continue to be a great challenge. Wall Street analysts' earnings estimates are still too high for both the fourth quarter of 1998 and for full year 1999. However, while we believe that 1999 will be another year of modest earnings gains, we do not expect to see a down earnings year as some are expecting. This is no time to drop down in quality in the companies held in the Fund. Our efforts will continue to focus on large, high quality companies, leaders in their respective industry sectors.

Sincerely,
William J. O'Connor
/s/ William J. O'Connor
Manager, Marshall Large-Cap Growth and Income Fund


              "Graphic representation "2B" omitted. See Appendix." "Graphic representation "3B" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
 inception on November 20, 1992 to August 31, 1998, compared to the S&P 500 and the LGIFI.**
--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The S&P 500 and LGIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. S&P 500 is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper figures represent an average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LGIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ANNUAL REPORT--COMMENTARY

MARSHALL MID-CAP VALUE FUND
The Marshall Mid-Cap Value Fund (the "Fund") uses a value-oriented approach to purchasing common stocks predominantly within the mid-capitalization range. A pure stock-picking approach is utilized without emphasis on sector rotation or group momentum. Out-of-favor, undervalued stocks are purchased and held as the company implements strategies aimed to enhance shareholder returns.

For the 12 months ended August 31, 1998, the Fund provided a total return of (7.75%).* For the same period, the Standard & Poor's (S&P) Mid-Cap 400 Index returned (9.38%), and the Lipper Mid-Cap Funds Index returned (13.45%).**

A CHALLENGING MARKET.
During most of the year, our value style and mid-cap universe generally underperformed large capitalization and growth stocks. Toward the end of the year, however, as international markets became more volatile and the U.S. markets declined, the Fund's value characteristics showed stronger returns relative to the general market indices.

CONCENTRATING ON FOUR VALUE SCENARIOS.
The Fund has experienced continued success in focusing on four categories of out-of-favor or undervalued stocks:

1. ASSET RECOGNITION. We look for stocks that have significant financial, tangible or intangible assets that are not currently recognized in the market. It is not uncommon for these stocks to be noticed by other investors and targeted for a buy-out. This fiscal year, three holdings--Tele-Communications, Inc., Waste Management, Inc. and DSC Communications--were purchased by companies at significant premiums to the prices the Fund paid for the stocks.

2. TURN-AROUNDS. Frequently, we find value opportunities when a company implements more effective ways to conduct its core business. This year, management at Darden Restaurants concentrated on improving the guest experience at its Olive Garden and Red Lobster restaurants. This new management focus has helped increase sales and profitability for Darden.

3. RESTRUCTURINGS. When companies change their business strategy or shift to a different business segment, patient value investors can be rewarded. In mid-1996, the Dial Corp. was split into two separate entities, Dial Corp. and Viad Corp. We recognized the value of their assets and, in particular their brand names, and were amply rewarded throughout 1997.

4. INEXPENSIVE STOCKS. The market's recent sell-off has provided the Fund with several opportunities to buy quality companies at significant discounts to market valuation measures. Before the market correction, cheap stocks had been very difficult to find. We recently bought four stocks with solid balance sheets, strong company franchises and price/earnings ratios under 13.

              "Graphic representation "1C" omitted. See Appendix."

                             [Photo Appears Here]

                                                     MARSHALL MID-CAP VALUE FUND

MARKET WOES PROVIDE STRONG OPPORTUNITIES.
Despite market volatility in reaction to troubled international economies, we remain enthusiastic about the number of bargains becoming available. After several years of high valuations, the market is finally providing us with opportunities to buy mid-cap companies at reasonable prices. We are committed to our value approach and look forward to rewarding patient investors through our unwavering discipline. Thank you for your continued commitment to the Marshall Mid-Cap Value Fund.

Sincerely,
/s/ Matthew B. Fahey
Matthew B. Fahey
Co-Manager, Marshall Mid-Cap Value Fund

/s/ John C. Potter, C.F.A.
John C. Potter, C.F.A.
Co-Manager, Marshall Mid-Cap Value Fund



              "Graphic representation "2C" omitted. See Appendix." "Graphic representation "3C" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its inception
on September 30, 1993 to August 31, 1998, compared to the SPMC and the LMCFI.**
--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**SPMC and the LMCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index. SPMC is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMC and LMCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


 ANNUAL REPORT--COMMENTARY
MARSHALL MID-CAP GROWTH FUND
The Marshall Mid-Cap Growth Fund's (the "Fund's") goal is to seek capital appreciation by investing in companies with market capitalizations similar to the Standard & Poor's Mid-Cap 400 Index (SPMC)**, that are exhibiting strong financial characteristics, and are expected to grow significantly above the average corporation.

For the 12 months ended August 31, 1998, the Fund provided a total return of (8.77%),* compared to the SPMC total return of (9.38%) and the Lipper Mid-Cap Funds Index (LMCFI)** return of (13.45%).

RELATIVE PERFORMANCE REMAINS STRONG.
Although the Fund's return was not what shareholders have been accustomed to for the last three years, the Fund still managed to provide better return than many of the alternatives in this category. In fact, the Marshall Mid-Cap Growth Fund was recognized in the Morningstar Mutual Funds review, September 6, 1998 issue. "This Fund's concentration and high-growth style have led to more volatility, but its shareholders have been well-compensated."

It helped that we minimized exposure to computer hardware and semiconductor companies early on in the Asian currency crisis. We also have made a conscious decision to avoid financials, as their acquisition craze has been hampered by Federal Reserve Board concerns over Year 2000 compliance. We make an effort to find out that every company we consider has addressed all Year 2000 problems with their MIS systems.

DOMESTIC GROWTH FUELS PORTFOLIO.
Despite our disappointment with the mid-cap market's performance in the last quarter, we remain true to our discipline and continue to seek outstanding companies that provide better-than-average growth opportunities. We have identified several companies in sectors that are unaffected by the economic troubles overseas.

We continue to believe that high employment and consumer confidence will benefit our retail investments, in particular Kohl's and Bed, Bath and Beyond. We are particularly excited about Kohl's. They have all of the qualities we look for in a company: an entrepreneurial management team, a unique strategy and open-ended growth opportunities. We believe they have the potential to become one of the next great major retailers.

GLOBAL INSTABILITY ENHANCES SELECTED OPPORTUNITIES.
It is interesting to note that the Asian crisis also has created exciting opportunities in certain sectors. Novel Denim, Ltd., a cloth manufacturer with plants in Africa, has taken a beating because investors do not understand that the company is thriving simply because small garment manufacturers in the emerging Asian markets have failed. The Gap, Levi's and Abercrombie & Fitch have found in Novel Denim a stable, reliable vendor.

              "Graphic representation "1D" omitted. See Appendix."

                             [Photo Appears Here]

                          MARSHALL MID-CAP GROWTH FUND

While careful analysis has helped us enhance shareholder return to date, we are optimistic that we can enjoy further appreciation as the market recognizes the inherent value in mid-caps over the next 6 to 12 months. Once the international crisis finds its way into the balance sheets of the large, multi-national corporations, and the preoccupation with large-caps dissolves, we will be positioned to take advantage of the new-found interest in mid-cap names.

Sincerely,
/s/ Steve D. Hayward
Steve D. Hayward
Manager, Marshall Mid-Cap Growth Fund


              "Graphic representation "2D" omitted. See Appendix."
              "Graphic representation "3D" omitted. See Appendix."
 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
  inception on September 30, 1993 to August 31, 1998, compared to the SPMC and the LMCFI.**
--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The SPMC and the LMCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. SPMC is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMC and LMCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


 ANNUAL REPORT--COMMENTARY

MARSHALL INTERNATIONAL STOCK FUND
The Marshall International Stock Fund (the "Fund"), which is sub-advised by Templeton Investment Counsel, Inc., seeks long-term capital appreciation through a flexible policy of investing in stocks of companies outside the United States.+

For the 12 months ended August 31, 1998, the Fund provided a total return of (9.09%),* compared to a total return of 0.1% by the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE Index)** and (1.06%) provided by the Lipper International Funds Index (LIFI).**

EMERGING MARKETS AND VALUE UNDERPERFORMED.
The last six months saw a continuation of the bear market in the international arena, led by weakness in the emerging markets. The Fund had approximately 17% of total assets invested in the emerging markets. This had a detrimental effect on our performance in comparison to the EAFE Index, which does not include emerging markets.

In addition, the market rewarded the growth approach over the value approach for the last six months of the fiscal year. Value tends to precede market momentum, and we were early sellers in Europe, which continued to appreciate. Further, we were early buyers of value in the emerging Asian markets, which have yet to rebound.

SELECTED HOLDINGS PAID OFF AS ANTICIPATED.
Still, we were able to find pockets of opportunity that should weather the economic storm, such as Ono Pharmaceuticals, a small Japanese firm with a strong balance sheet. Ono and Sony comprise our limited Japanese exposure (1.5%).

In Europe, we have continued to lighten up on our overall weightings and have been reducing our financial weighting. Two exceptions are AXA, which has a strong American presence, and Merita Ltd., a Finnish bank that offers solid value and has less than 1% of net assets in Russia. As for Russia, we trimmed our position in Gazprom, the country's largest gas producer, before the end of the year and will keep a watchful eye on the rapidly deteriorating situation there.

We are comfortable with our holdings in South America, recognizing that in the near term there may be significant volatility from the spreading Asian contagion. Speculators are making runs on currencies and liquidity is becoming an issue. Uneasy investors tend to sell more liquid large-caps, putting downward pressure on those stocks. On the plus side, this may create an opportunity to add quality names.

Finally, we sold Gio Australia Holdings, an Australian insurance company, after a buyout offer raised share prices. We will continue to look for opportunities as valuations drop to very attractive levels.

              "Graphic representation "1E" omitted. See Appendix."

                                               MARSHALL INTERNATIONAL STOCK FUND

MAINTAINING A LONG-TERM FOCUS.
We will not stray from our proven discipline and its three tenets that have rewarded us over the last four years: value, patience and fundamental analysis. We continue to search globally for good ideas and quality companies. The current international crisis is proof that quality is the foundation of consistent performance potential.

In the long run, this global instability may be a healthy situation for international investors. When markets sell off, quality names start to come down to levels that we can afford. We are enthusiastic about this opportunity to get good companies at great prices, and we are confident that shareholders' patience can be rewarded in the long term.

Sincerely,

/s/ Gary R. Clemons
Gary R. Clemons
Manager, Marshall International Stock Fund

              "Graphic representation "2E" omitted. See Appendix." "Graphic representation "3E" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
 inception on September 1, 1994 to August 31, 1998, compared to the EAFE Index and the LIFI.**
--------------------------------------------------------------------

+Foreign investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The EAFE Index and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The EAFE Index is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian and New Zealand, and Far East stock markets. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE Index and LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


 ANNUAL REPORT--COMMENTARY

MARSHALL SMALL-CAP GROWTH FUND
The Marshall Small-Cap Growth Fund (the "Fund") seeks capital appreciation by investing in stocks issued by high-growth companies with market capitalizations under $1 billion.

For the 12 months ended August 31, 1998, the Fund provided a total return of (16.25%),* compared to the Russell 2000** total return of (19.39%) and the Lipper Small-Cap Funds Index** return of (19.48%).

INVESTORS IGNORED EARNINGS STRENGTH.
As a group, small-cap funds suffered during the last quarter of the fiscal year from the misconception that there was greater safety in large-caps than small-cap stocks. Earnings growth rates for small-caps continued to exceed large-caps and, in fact, widened as the year drew to a close; yet the market was attracted by the liquidity and perceived strength of large-caps. The flight to U.S. blue chips as a safe haven for global investors added to this disparity.

In reality, large-cap outperformance has primarily been driven by about 20 stocks, with lackluster performance by the majority of issues. Companies such as Procter & Gamble and Gillette have missed their earnings projections in recent weeks, which we believe is a precursor to additional earnings problems among large companies. As Asian troubles continue to filter through large-cap income statements and international uncertainty over U.S. political stability grows, we anticipate a shift away from large-cap popularity.

STRATEGY CONTINUED TO REWARD.
Despite the unfavorable market conditions, we were still able to post stronger returns than many of our peers. With minimal exposure to certain areas of technology and financial stocks, we were insulated from some of the worst performing sectors. And, by focusing on rapidly growing companies without any direct impact from the Asian and Russian economic woes, we were able to identify pockets of exceptional earnings growth.

One area we have focused on for this "insulated" growth is the solid waste industry. While tremendous consolidation has already occurred in this industry, many acquisition opportunities remain for the smaller regional operators. Furthermore, the consolidation that has taken place among the larger companies should lead to a more favorable pricing environment for the surviving companies. Within this area we own Casella Waste Systems and Waste Industries, two high quality regionals with strong internal growth dynamics that supplement an aggressive acquisition strategy.

We are also finding opportunities in the healthcare sector that possess similar domestic growth dynamics. For example, Henry Schein is the leading supplier of dental supplies to office-based practitioners in the U.S., and Province Healthcare is an owner/operator of rural hospitals. Both of these companies should be able to sustain earnings growth in excess of 20%.

              "Graphic representation "1F" omitted. See Appendix."

                             [Photo Appears Here]

                                                  MARSHALL SMALL-CAP GROWTH FUND

OUTLOOK FOR SMALL-CAPS IS POSITIVE.
We believe the Fund is positioned for a period of strong performance that we are confident is approaching for small-cap stocks. Relative valuations for small-caps are currently at the lowest levels we have seen in many years, while earnings growth rates remain strong. We remain committed to our strategy of investing in quality, rapidly growing companies, as we believe this can continue to reward our investors over time.

Sincerely,

Steven D. Hayward
/s/ Steven D. Hayward
Co-Manager, Marshall Small-Cap Growth Fund

David J. Lettenberger
/s/ David J. Lettenberger
Co-Manager, Marshall Small-Cap Growth Fund



              "Graphic representation "2F" omitted. See Appendix." "Graphic representation "3F" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
inception on November 1, 1995+ to August 31, 1998, compared to the Russell 2000 and the LSCFI.**
--------------------------------------------------------------------

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 2000 and LSCFI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. SMALL-CAP FUNDS MAY EXPERIENCE A HIGHER DEGREE OF MARKET VOLATILITY.

*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and LSCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

+ The Marshall Small-Cap Growth Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund's registration statement became effective on August 30, 1996, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

ANNUAL REPORT--COMMENTARY

MARSHALL SHORT-TERM INCOME FUND
The Marshall Short-Term Income Fund (the "Fund") seeks to maximize total return consistent with current income, while minimizing price fluctuation. The Fund invests in a diversified portfolio of short- to intermediate-term high-grade bonds and notes.

FUND ATTAINED FIVE-STAR RATING.
As of September 30, 1998, the Fund was awarded the highest rating--five stars-- for its overall performance among 1,491 taxable bond funds by Morningstar.+

For the 12 months ended August 31, 1998, the Fund provided a total return of 6.22%,* compared to 5.15% by the IBC/Donoghue's Taxable Money Fund Average,** 7.37% provided by the Merrill Lynch 1-3 Year U.S. Treasury Index** and 6.41% compared to the Lipper Short-Term Investment Grade Bond Fund Index.**

FUND PROVIDED STRONG ADVANTAGE OVER MONEY FUNDS.
An emphasis on quality was the story for the Fund this fiscal year, and it paid off handsomely. Investors were rewarded with returns of more than 75 basis points over the IBC/Donoghue's Taxable Money Fund Average.

Global uneasiness caused international investors to flee to the safety of U.S. Treasuries. While Treasury securities rallied, all other asset classes tumbled, victims of extreme volatility. Stocks and corporate bonds, in particular, suffered from the corresponding meteoric rise in risk premiums.

Our response was to concentrate on only the highest quality corporate bonds, which suffered less than lower quality bonds. This strategy helped reduce the effects of this extremely unfavorable cycle--one of the worst markets for corporate bonds in a long time.

The mortgage market also underperformed for much of this year, a trend we expect to continue as long as lower rates support refinancing and prepayment activity. As this cycle draws to a close, however, we are confident we will begin to find value in mortgage securities.

PATIENCE MAY BE REWARDED.
Our economy remains strong, although it should slow in response to overseas problems. The biggest concern is not Russia, but Latin America, where U.S. banks have greater exposure. An economic crisis is likely to precipitate a change in governments, as we saw in Indonesia, Japan and Russia. Treasuries remain a very attractive investment in times of uncertainty, and investors seeking a safe haven have sent Treasury prices soaring over the last 12 months.

For the next six months we will maintain a conservative strategy, waiting for opportunities to arise. We will look for corporate bond values as soon as we see stability in foreign economies and the U.S. equity market. Undoubtedly there will be a lot of uncertainty in the bond and equity markets, but uncertainty can create opportunity.

Sincerely,
/s/ Mark D. Pittman
Mark D. Pittman
Manager, Marshall Short-Term Income Fund


              "Graphic representation "1G" omitted. See Appendix."

                               [Photo Appears Here]

                                                MARSHALL SHORT-TERM INCOME FUND

              "Graphic representation "2G" omitted. See Appendix." "Graphic representation "3G" omitted. See Appendix."

 The graph illustrates the hypothetical investment of $10,000 in the Fund from its
    inception on November 1, 1992 to August 31, 1998, compared to LSTIBI and
                                    DMFA.**
--------------------------------------------------------------------------------

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The LSTIBI and DMFA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. The Merrill Lynch 1-3 Year U.S. Treasury Index is an index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LSTIBI and DMFA have been adjusted to reflect reinvestment of dividends on securities in the indices.

+Morningstar proprietary ratings reflect historical risk-adjusted performance as of 9/30/98. They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received 4 stars and 5 stars for the three-year and five-year periods and was rated among 1,491 and 940 taxable bond funds, respectively. Ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars.

++Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 ANNUAL REPORT--COMMENTARY

MARSHALL INTERMEDIATE BOND FUND
The goal of the Marshall Intermediate Bond Fund (the "Fund") is to maximize total return consistent with current income. The Fund primarily buys high-grade bonds and notes with a maturity of three to ten years.

For the 12 months ended August 31, 1998, the Fund provided a total return of 8.00%,* compared to a return of 7.72% by the Lipper Intermediate Investment Grade Bond Funds Index.**

QUALITY POSITION BOOSTS RETURN.
Interest rates fell precipitously as global economic uncertainty sent investors seeking the safety of U.S. Treasury securities. The rally in Treasury securities unfortunately came at the expense of all other asset classes. Uncertainty creates volatility, which means risk premiums must rise. And in fact, they rose with almost unprecedented velocity and magnitude. Risk assets such as stocks and corporate bonds tumbled.

Increasing the quality of our corporate bond holdings has been an important theme for the Fund. While all corporate bonds have suffered, lower quality bonds have fared much worse. Maintaining a high degree of credit quality has helped mitigate the effects of one of the most difficult periods for the corporate bond market in recent history.

Over the next several months, we are taking the position, "better a little late than a lot early." Once we see foreign economies and the stock market settle down, we will look for value in the corporate bond market.

In the mortgage market, we foresee another wave of refinancing pressure and additional prepayments. We will continue to be underweighted in mortgages until rates stabilize, but as the market becomes more favorable, we will begin to add more mortgage securities to the Fund mix.

We anticipate a continued strong Treasury market, as global investors continue their flight to quality and liquidity. We are not looking for the economy to slow appreciably, with labor markets still tight and commodity prices bottoming out. The bond market is expecting the Federal Reserve Board (the "Fed") to cut rates. We feel the justification for a lower Fed funds rate will be highly dependent on when foreign economies hit bottom and to what degree our economy slows in response.

Going forward, there is a lot of uncertainty, but uncertainty can create opportunity. We will continue to maintain a fairly conservative strategy, staying close to home base and waiting for opportunities to arise.

Sincerely,

/s/ Mark D. Pittman
Mark D. Pittman
Manager, Marshall Intermediate Bond Fund

              "Graphic representation "1H" omitted. See Appendix."


                             [Photo Appears Here]



                         MARSHALL INTERMEDIATE BOND FUND

              "Graphic representation "2H" omitted. See Appendix." "Graphic representation "3H" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
inception on November 23, 1992 to August 31, 1998, compared to the LGCI and the
                                    LIBF.**
--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The LGCI and the LIBF are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LGCI and the LIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.

+Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.



 ANNUAL REPORT--COMMENTARY

MARSHALL GOVERNMENT INCOME FUND
The Marshall Government Income Fund (the "Fund") seeks to generate a high level of current income while maximizing total return with moderate share-price volatility. Strategies are focused on investment opportunities within the mortgage-backed securities market, in particular the government agency-backed, whole loan and home equity loan sectors of the mortgage market.

For the 12 months ended August 31, 1998, the Fund provided a total return of 8.92%,* compared to a return of 8.69% by the Lehman Brothers Mortgage-Backed Securities Index** and 8.39% provided by the Lipper U.S. Mortgage Funds Index.**

FUND POSITIONED TO BENEFIT FROM ANTICIPATED SHIFT.
After strong performance in 1997 and much of the first half of 1998, our concern of the mortgage market underperforming came to pass in the last month of the fiscal year. We saw a dramatic drop in rates in July and August 1998, and the accompanying prepayment concerns and refinancing boom led to the mortgage market's underperformance.

Fortunately, we were positioned to benefit from this momentum shift, and the strategies we had in place helped boost our performance above our peers. For example, we moved away from vintage mortgages, which have lost their luster. We also avoided securities that were most likely to get called, underweighting higher coupons and moving to the 6% and 6 1/2% range. We were rewarded by lengthening average duration from three years to four years as well.

BARGAINS MAY BE FOUND AMONG HIGHER COUPONS.
The environment still calls for holding lower coupons and more liquid securities, such as Treasuries and agencies. As world markets continue to cause significant turmoil, we suspect the Federal Reserve Board's next move will be to lower interest rates. For the near future, that will put continued pressure on mortgages.

By the end of this year or early next year, we anticipate moving back into some higher coupons on a very selected basis, anticipating that they will again offer value. The general consensus is that rates will be moving lower and prepayments will continue to spike, causing higher coupons to drop to their most attractive levels since 1990. As we saw in 1994 and 1996, investors were greatly rewarded for buying assets that were beaten up badly. Our strategy would be to start moving into coupons of 7% to 7 1/2%, selectively and patiently, adding yield and shortening duration.


              "Graphic representation "1I" omitted. See Appendix."

                             [Photo Appears Here]


                                               MARSHALL GOVERNMENT INCOME FUND

BONDS EXPECTED TO PROVIDE SOLID RETURN POTENTIAL.
We continue to see a very positive environment for bond investments. Low inflation, a strong dollar, declining budget deficits and a shaky stock market should lead to more assets flowing to all fixed-income assets.

As the market evolved as we anticipated, we were pleased to see shareholders handsomely rewarded by our strategies. As we look forward to the next six months, we expect bonds to continue to offer high real rates of return potential.

Sincerely,

/s/ Lawrence J. Pavelec
Lawrence J. Pavelec
Manager, Marshall Government Income Fund


              "Graphic representation "2I" omitted. See Appendix."
              "Graphic representation "3I" omitted. See Appendix."
 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
 inception on December 13, 1992 to August 31, 1998, compared to the LMI and the
                                    LUSMI.**
--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The LMI and LUSMI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. LMI is an index comprised of fixed rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and Federal National Mortgage Association (FNMA). Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LMI and LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 +Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 ANNUAL REPORT--COMMENTARY

MARSHALL INTERMEDIATE TAX-FREE FUND
The primary goal of the Marshall Intermediate Tax-Free Fund (the "Fund") is to generate income that is exempt from federal income tax.+

For the 12 months ended August 31, 1998, the Fund provided a total return of 7.31%,* compared to a return of 6.82% for the Lehman Brothers 5-Year General Obligations Index** and 7.26% for the Lipper Intermediate Municipal Funds Index.**

FUND GROWTH ENHANCED STRATEGY.
The most striking influence on the Fund this fiscal year was a decline in interest rates of between 40 and 50 basis points over the last several months. We were able to enhance shareholder return by positioning the portfolio to take advantage of the decline. A second significant factor was the deployment of new assets under management, which grew the Fund from $88.1 million on August 31, 1997 to $101.6 million on August 31, 1998. Rather than leave new money in lower-yield money market funds or short maturity paper, we aggressively invested in longer maturity paper at attractive yield levels.

There is no question that these tremendous inflows were due to investors reducing their asset allocation to the equity markets. Since the municipal market is not directly affected by the faltering Asian and Russian economies, municipals provide a relatively safe investment for domestic investors. Investors are rapidly realizing that the stock market is not the only game in town.

A RELATIVELY SAFE INVESTMENT FOR HIGH-INCOME INVESTORS.
The municipal market is recently recognized for its defensive characteristics, that is, low volatility or limited price movements compared to the rest of the bond markets. In the last year, volatility has declined to the lowest we have ever seen.

As rates have declined, more municipal issuers have refunded their old debt, holding supply high. Relative to Treasuries, munis are as cheap as they have been since the early '80s, making this a very attractive time for investors in the high tax brackets to take advantage of municipals. And, on a taxable equivalent basis, high grade municipals are now yielding the same as low-quality, high-yield junk bonds.

STRONG TAX RECEIPTS BOOST CREDIT QUALITY.
Municipal credit quality is in a very healthy position, thanks to continued strong tax receipts. Low unemployment combined with wage gains feeds into higher tax revenues, to the point where many states are experiencing budget surpluses this year.

This may be as good as it gets in states where tax revenue is supported by export-driven manufacturing firms. If those businesses suffer from the malaise in Asia and Russia, there may be a drop off in the growth of tax receipts. That is where our credit quality emphasis will pay off; when times get rougher, the higher credit quality issuers should hold together better. In the municipal market, there is little advantage to migrating to lower quality issuers.


                             [Photo Appears Here]

              "Graphic representation "1J" omitted. See Appendix."

+Income may be subject to the federal alternative minimum tax and state and local taxes.

                                            MARSHALL INTERMEDIATE TAX-FREE FUND

For those investors who think they have missed the bond rally, the municipal market may be the place to be. Municipals have lagged the rest of the market, and continued strong tax receipts seem to indicate further opportunities. Low prices, high yields and low volatility all point to municipals as a good value for high tax bracket investors.

Sincerely,

/s/ John D. Boritzke
John D. Boritzke
Manager, Marshall Intermediate Tax-Free Fund


              "Graphic representation "2J" omitted. See Appendix." "Graphic representation "3J" omitted. See Appendix."

 This graph illustrates the hypothetical investment of $10,000 in the Fund from its inception on February 2, 1994 to August 31, 1998, compared to the L5GO,
                              L7GO and the LIMI.**
--------------------------------------------------------------------------------

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The L5GO, L7GO and LIMI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. L5GO is an index comprised of all state general obligation debt issues with maturities between four and six years. L7GO is an index comprised of all general obligation bonds rated A or better with maturities between six and eight years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. The investment adviser has elected to change the benchmark of the Fund from the L5G0 to the L7G0. The L7G0 is more representative of the securities typically held by the Fund.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The L5GO, L7GO and LIMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

++Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

 ANNUAL REPORT--COMMENTARY

MARSHALL MONEY MARKET FUND
The Marshall Money Market Fund (the "Fund") seeks to provide current income consistent with stability of principal. The Fund's adviser attempts to generate an annual net return exceeding IBC's Taxable Money Fund Report Average(TM) while maintaining a stable $1 price per share.* The Fund purchases high-quality, short-term money market securities, including banker's acceptances, certificates of deposit, first-tier commercial paper, master notes, repurchase agreements, and U.S. Treasury and Agency securities.

FUND PERFORMANCE EXCEEDED PEERS.
As of August 31, 1998, the 7-day net yield for the Fund's Class A Shares and Class B Shares were 5.32% and 5.02%, respectively.** For the 12 months ended August 31, 1998, the Fund provided a total return of 5.51%,** for Class A Shares, compared to a return of 5.15% for the IBC/Donoghue's Taxable Money Fund Average (Donoghue)*** and 5.10% for the Lipper Money Market Funds Index.*** Class B shares provided a total return of 5.19%.**

PROVEN STRATEGY BOOSTED RETURN.
This fiscal year saw a continuation of the strategy that had proved successful for the Fund for several previous quarters; limited exposure to commercial paper, which we feel is overpriced, and more extensive exposure to floating rate notes, master notes and funding agreements. This limited exposure to commercial paper, relative to other funds, helped us outperform our peers.

The Fund's average duration shifted from 50 days to as low as 37 days before ending the fiscal year at 40 days, as we actively managed average maturities to seek the best opportunities in the floating rate sector. Overall, the market has not rewarded for longer duration, as is evidenced by Treasury notes, which recently had yields of 4.88% for one-year notes and 4.91% for five-year notes.

STRONG ECONOMY UNDER SCRUTINY.
The question on everyone's mind remains: Will the domestic economy slow down? While unemployment and inflation have stayed low, consumer confidence could dip as the recent stock market glitches cause spending to slow down, especially for those in higher income brackets. Trade imbalances also continue to grow with the troubled Asian nations.

The market has built in the equivalent of a Federal Reserve Board (the "Fed") easing, with a drop of 45-60 basis points over the last month of the fiscal year, which indicates that investors are coming around to believing that the economy will slow down. Inflows into the Fund from uneasy equity investors are also steady. If a volatile stock market continues and stocks need more liquidity, we feel the Fed will have to ease at some point.

As the answer becomes clearer over the next several months, we will continue to focus on our successful discipline and actively manage duration to maximize shareholder return potential.

Sincerely,

/s/ Richard M. Rokus
Richard M. Rokus Manager, Marshall Money Market Fund


                             [Photo Appears Here]

               "Graphic representation "K" omitted. See Appendix."



*Although money market funds seek to maintain a stable net asset value of $1 per share, there is no assurance that they will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S.
 Government.

**Performance quoted represents past performance and is not indicative of future results. Yields will vary. Yields quoted for money market funds most closely reflect the Fund's current earnings.

***IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

+The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is based on the 7-day net yield and is then compounded and annualized.


                                                     August 31, 1998
                                             PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 EQUITY INCOME FUND


 --------------------------------------------------------
  Shares    Description                             Value
 --------------------------------------------------------
            COMMON STOCKS -- 89.7%
            CAPITAL GOODS -- 6.0%
            AEROSPACE & DEFENSE
     25,700 (a)General Dynamics Corp.          $1,222,356
     20,500 Northrop Corp.                      1,299,188
     27,000 (a)Rockwell International Corp.       978,750
     42,000 Textron, Inc.                       2,635,500
     35,000 United Technologies Corp.           2,539,688
                                               ----------
            Total                               8,675,482
                                               ----------
            DIVERSIFIED MANUFACTURING
     73,000 (a)Corning, Inc.                    1,797,625
                                               ----------
            ELECTRICAL EQUIPMENT
    100,000 General Electric Co.                8,000,000
                                               ----------
            MACHINERY & MACHINE TOOLS
     19,000 Briggs & Stratton Corp.               699,438
     21,500 Cooper Industries, Inc.               915,094
                                               ----------
            Total                               1,614,532
                                               ----------
            OFFICE EQUIPMENT
     41,300 Xerox Corp.                         3,626,656
                                               ----------
            OTHER CAPITAL GOODS
    117,300 Tenneco, Inc.                       3,716,944
                                               ----------
            Total Capital Goods                27,431,239
                                               ----------
            CONSUMER DURABLES--4.4%
            AUTOMOTIVE & RELATED
    137,000 Ford Motor Co.                      6,028,000
    127,500 General Motors Corp.                7,363,125
     80,000 (a)Genuine Parts Co.                2,505,000
     18,000 Goodyear Tire & Rubber Co.            882,000
     53,000 (a)TRW, Inc.                        2,272,375
                                               ----------
            Total                              19,050,500
                                               ----------
            HOUSEHOLD PRODUCT/WARES
     36,100 Fortune Brands, Inc.                  995,006
                                               ----------
            Total Consumer Durables            20,045,506
                                               ----------
            CONSUMER NON-DURABLES -- 17.3%
            BEVERAGES & FOODS
     13,500 (a)Campbell Soup Co.                  680,063
    102,000 (a)ConAgra, Inc.                    2,524,500
    105,000 International Multifoods Corp.      1,824,375
    101,000 PepsiCo, Inc.                       2,796,438
     26,000 Sara Lee Corp.                      1,176,500
                                               ----------
            Total                               9,001,876
                                               ----------
            CLOTHING & TEXTILES
     60,000 Kellwood Co.                        1,601,250
                                               ----------
            HEALTH CARE
     76,000 Abbott Laboratories                 2,926,000
    182,100 (a)American Home Products Corp.     9,127,763
     28,100 Bausch & Lomb, Inc.                 1,188,981
    141,500 Baxter International, Inc.          7,534,875
     70,800 (a)Bristol-Myers Squibb Co.         6,929,550
     50,000 (a)Johnson & Johnson                3,450,000
     78,300 (a)Merck & Co., Inc.                9,077,906
     42,000 (a)Smithkline Beecham Corp., ADR    2,388,750
                                               ----------
            Total                              42,623,825
                                               ----------
            RETAIL
     22,000 Intimate Brands, Inc.                 407,000

 -------------------------------------------------------------
  Shares  Description                                    Value
 -------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
   37,000 Limited, Inc.                               $772,375
   23,800 May Department Stores Co.                  1,338,750
   31,600 (a)Penney (J.C.) Co., Inc.                 1,566,175
                                                    ----------
          Total                                      4,084,300
                                                    ----------
          SERVICES
  127,000 (a)Browning-Ferris Industries, Inc.        4,127,500
                                                    ----------
          TOBACCO
  300,000 Philip Morris Cos., Inc.                  12,468,750
  212,000 UST, Inc.                                  5,538,500
                                                    ----------
          Total                                     18,007,250
                                                    ----------
          Total Consumer Non-Durables               79,446,001
                                                    ----------
          ENERGY -- 17.2%
          DOMESTIC & INTERNATIONAL OIL
  188,200 Amoco Corp.                                8,527,813
  101,000 Atlantic Richfield Co.                     5,858,000
   50,000 (a)British Petroleum Co. PLC, ADR          3,656,250
  138,000 (a)Chevron Corp.                          10,220,625
  229,300 Exxon Corp.                               15,004,819
  113,800 (a)Mobil Corp.                             7,866,425
  170,800 Occidental Petroleum Corp.                 3,159,800
   50,000 Phillips Petroleum Co.                     2,040,625
  219,600 (a)Royal Dutch Petroleum Co., ADR          8,729,100
  152,200 (a)Texaco, Inc.                            8,456,613
  207,500 USX Corp.                                  5,395,000
                                                    ----------
          Total Energy                              78,915,070
                                                    ----------
          FINANCIAL -- 20.5%
          BANKS
  128,269 (a)Banc One Corp.                          4,874,214
   96,300 Bank of New York Co., Inc.                 2,329,256
   86,500 BankAmerica Corp.                          5,541,406
   19,700 BankBoston Corp.                             703,044
  119,664 Chase Manhattan Corp.                      6,342,192
   21,000 Citicorp                                   2,270,625
   52,000 First American Corp.                       1,865,500
  154,000 (a)First Union Corp.                       7,469,000
   60,200 Fleet Financial Group, Inc.                3,946,863
   92,000 (a)KeyCorp                                 2,346,000
   38,000 Mellon Bank Corp.                          1,976,000
   85,000 (a)Mercantile Bancorporation, Inc.         3,734,687
   87,400 (a)NationsBank Corp.                       4,981,800
  100,000 (a)Norwest Corp.                           2,975,000
   20,000 Union Planters Corp.                         805,000
  129,000 (a)Washington Mutual, Inc.                 4,128,000
   13,000 (a)Wells Fargo & Co.                       3,664,375
                                                    ----------
          Total                                     59,952,962
                                                    ----------
          FINANCIAL SERVICES
   42,000 Federal National Mortgage Association      2,386,125
                                                    ----------
          INSURANCE
  105,300 (a)CIGNA Corp.                             6,127,144
   52,800 Hartford Financial Services Group, Inc.    2,362,800
   29,200 (a)SAFECO Corp.                            1,186,250
   32,000 (a)St. Paul Cos., Inc.                       978,000
                                                    ----------
          Total                                     10,654,194
                                                    ----------
          OTHER FINANCIAL
   40,000 Capstone Capital Trust, Inc.                 770,000
   60,000 Crescent Real Estate Equities, Inc.        1,380,000

(See Notes to Portfolio of Investments)


MARSHALL FUNDS
--------------------------------------------------------------------------------
 EQUITY INCOME FUND (continued)


 ---------------------------------------------------------------
  Shares  Description                                      Value
 ---------------------------------------------------------------
          COMMON STOCKS (continued)
          FINANCIAL (continued)
   70,000 Equity Office Properties Trust              $1,588,125
   53,000 Equity Residential Properties Trust          2,116,688
   45,000 FelCor Suite Hotels, Inc.                      916,875
  104,500 Glenborough Realty Trust, Inc.               2,272,875
   94,700 HRPT Properties Trust                        1,479,688
  110,100 IRT Property Co.                               977,137
   96,300 Prentiss Properties Trust                    2,154,713
  155,400 Public Storage, Inc.                         3,632,475
   92,600 Simon DeBartolo Group, Inc.                  2,691,187
   59,000 Storage Trust Realty                         1,279,563
                                                      ----------
          Total                                       21,259,326
                                                      ----------
          Total Financial                             94,252,607
                                                      ----------
          RAW MATERIALS/INTERMEDIATE GOODS -- 4.8%
          CHEMICALS
   39,200 (a)Eastman Chemical Co.                      2,021,250
   61,300 (a)Goodrich (B.F.) Co.                       1,658,931
   68,500 (a)Imperial Chemical Industries, PLC, ADR    2,919,813
                                                      ----------
          Total                                        6,599,994
                                                      ----------
          CONTAINERS & GLASS
   47,500 (a)Crown Cork & Seal Co., Inc.               1,555,625
   39,600 Sonoco Products Co.                          1,014,750
                                                      ----------
          Total                                        2,570,375
                                                      ----------
          METALS
  106,000 Allegheny Teledyne, Inc.                     1,596,625
   45,000 (a)Aluminum Co. of America                   2,694,375
                                                      ----------
          Total                                        4,291,000
                                                      ----------
          PAPERS
   40,000 Bowater, Inc.                                1,512,500
  110,000 Kimberly-Clark Corp.                         4,193,750
  114,000 Mead Corp.                                   3,120,750
                                                      ----------
          Total                                        8,827,000
                                                      ----------
          Total Raw Materials/Intermediate Goods      22,288,369
                                                      ----------
          TRANSPORTATION -- 0.4%
          RAILROAD
   43,000 (a)Union Pacific Corp.                       1,711,937
                                                      ----------
          UTILITIES -- 19.1%
          ELECTRIC
  127,500 Allegheny Energy, Inc.                       3,394,687
   70,000 CMS Energy Corp.                             2,961,875
   96,000 (a)Cinergy Corp.                             3,336,000
   87,600 (a)Duke Energy Corp.                         5,464,050
   68,000 Houston Industries, Inc.                     1,959,250
   90,000 (a)NIPSCO Industries, Inc.                   2,632,500
   74,300 Pinnacle West Capital Corp.                  3,208,830
  104,000 Southern Co.                                 2,925,000
  102,700 Texas Utilities Co.                          4,364,750
                                                      ----------
          Total                                       30,246,942
                                                      ----------
          GAS DISTRIBUTION
   66,000 Consolidated Natural Gas Co.                 2,891,625
  155,000 Enron Corp.                                  6,558,437
   73,100 MCN Corp.                                    1,283,818
   67,800 WICOR, Inc.                                  1,449,225
   77,000 Williams Cos., Inc.                          1,771,000
                                                      ----------
          Total                                       13,954,105
                                                      ----------

 ------------------------------------------------------------------------------
  Shares or
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              COMMON STOCKS (continued)
              UTILITIES (continued)
              TELECOMMUNICATIONS
      190,000 (a)AT&T Corp.                                          $9,523,750
       23,000 Alltel Corp.                                            1,037,875
      190,000 (a)Bell Atlantic Corp.                                  8,383,750
      141,000 GTE Corp.                                               7,050,000
      285,560 (a)SBC Communications, Inc.                            10,851,280
       96,400 (a)Sprint Corp.                                         6,464,825
                                                                   ------------
              Total                                                  43,311,480
                                                                   ------------
              Total Utilities                                        87,512,527
                                                                   ------------
              TOTAL COMMON STOCKS (identified cost
               $376,407,550)                                        411,603,256
                                                                   ------------
              (C)REPURCHASE AGREEMENT -- 7.5%
  $34,505,011 Lehman Brothers, Inc., 5.77%, dated 8/31/1998, due
               9/1/1998 (at amortized cost)                          34,505,011
                                                                   ------------
              TOTAL INVESTMENTS (identified cost $410,912,561)     $446,108,267
                                                                   ============
-------------------------------------------------------------------------------

 LARGE-CAP GROWTH & INCOME FUND

 ---------------------------------------------------------------
  Shares   Description                                     Value
 ---------------------------------------------------------------
           COMMON STOCKS -- 89.3%
           BASIC INDUSTRIES -- 4.5%
           CHEMICALS
   91,600  (a)Air Products & Chemicals, Inc.          $2,799,525
   15,000  Du Pont (E.I.) de Nemours & Co.               865,313
                                                      ----------
           Total                                       3,664,838
                                                      ----------
           INDUSTRIAL SERVICES
   82,287  (a)(d)Waste Management, Inc.                3,630,922
                                                      ----------
           PAPER
  136,800  Kimberly-Clark Corp.                        5,215,500
                                                      ----------
           Total Basic Industries                     12,511,260
                                                      ----------
           CAPITAL GOODS -- 16.6%
           AEROSPACE & RELATED
   92,300  Boeing Co.                                  2,855,531
                                                      ----------
           COMPUTER SERVICES
   79,800  (a)(d)BMC Software, Inc.                    3,376,538
   79,900  (a)Compaq Computer Corp.                    2,232,206
   41,600  (a)International Business Machines Corp.    4,685,200
  350,000  (a)(d)Maxtor Corp.                          2,384,375
   78,500  (a)(d)Microsoft Corp.                       7,531,094
   99,900  (a)(d)Sun Microsystems, Inc.                3,958,538
                                                      ----------
            Total                                     24,167,951
                                                      ----------
           ELECTRICAL EQUIPMENT
   69,100  (a)Emerson Electric Co.                    3,938,700
  119,600  (a)General Electric Co.                     9,568,000
                                                      ----------
           Total                                      13,506,700
                                                      ----------
           ELECTRONICS
   98,300  (a)(d)Applied Materials, Inc.               2,414,494

(See Notes to Portfolios of Investments)


                                 August 31, 1998
                                                      PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------
 LARGE-CAP GROWTH & INCOME FUND
 (continued)

 -------------------------------------------------------------
  Shares  Description                                    Value
 -------------------------------------------------------------
          COMMON STOCKS (continued)
          CAPITAL GOODS (continued)
   38,700 Intel Corp.                               $2,754,956
                                                    ----------
          Total                                      5,169,450
                                                    ----------
          Total Capital Goods                       45,699,632
                                                    ----------
          CONSUMER DURABLES -- 0.6%
          BUILDING & FOREST PRODUCTS
   37,600 Georgia-Pacific Corp.                      1,612,100
                                                    ----------
          CONSUMER NON-DURABLES -- 34.9%
          BEVERAGES & FOODS
   60,000 (a)Coca-Cola Co.                           3,907,500
  141,300 PepsiCo, Inc.                              3,912,244
  105,100 (a)Quaker Oats Co.                         5,583,438
   65,900 Unilever N.V., ADR                         4,176,413
  174,800 Whitman Corp.                              2,709,400
                                                    ----------
          Total                                     20,288,995
                                                    ----------
          CONSUMER CYCLICAL
      800 (a)Nike, Inc., Class B                        27,750
                                                    ----------
          DRUGS
   98,300 (a)American Home Products Corp.            4,927,288
   46,500 (a)Merck & Co., Inc.                       5,391,094
   47,900 Schering Plough Corp.                      4,119,400
   76,100 (a)Smithkline Beecham Corp., ADR           4,328,188
                                                    ----------
          Total                                     18,765,970
                                                    ----------
          ENTERTAINMENT
  136,500 Disney (Walt) Co.                          3,745,219
                                                    ----------
          HEALTH CARE
  160,200 (a)Abbott Laboratories                     6,167,700
   49,800 (a)Columbia/HCA Healthcare Corp.           1,123,613
                                                    ----------
          Total                                      7,291,313
                                                    ----------
          MEDIA
   97,500 Gannett Co., Inc.                          5,752,500
  174,400 New York Times Co., Class A                5,057,600
   54,200 (a)Time Warner, Inc.                       4,356,325
                                                    ----------
          Total                                     15,166,425
                                                    ----------
          MEDICAL SUPPLIES
   74,900 (a)Johnson & Johnson                       5,168,100
                                                    ----------
          RETAIL
  126,400 (a)(d)Federated Department Stores, Inc.    5,506,300
   86,300 (d)Kohl's Corp.                            3,921,256
  115,400 (a)(d)Safeway, Inc.                        4,543,875
  138,900 Walgreen Co.                               5,347,650
                                                    ----------
          Total                                     19,319,081
                                                    ----------
          TOBACCO
  146,700 Philip Morris Cos., Inc.                   6,097,219
                                                    ----------
          Total Consumer Non-Durables               95,870,072
                                                    ----------
          ENERGY -- 6.8%
          INTERNATIONAL OIL & GAS
  117,500 (a)Exxon Corp.                             7,688,906
  122,900 (a)Occidental Petroleum Corp.              2,273,650
   80,300 (a)Royal Dutch Petroleum Co., ADR          3,191,925

 -----------------------------------------------------------------------------
  Shares or
  Principal
  Amout      Description                                                 Value
 -----------------------------------------------------------------------------
             COMMON STOCKS (continued)
             ENERGY (continued)
      98,300 (a)Texaco, Inc.                                        $5,461,794
                                                                  ------------
             Total Energy                                           18,616,275
                                                                  ------------
             FINANCIAL -- 14.1%
             BANKS
     195,400 Bank of New York Co., Inc.                              4,726,238
      74,900 BankAmerica Corp.                                       4,798,281
      87,200 Chase Manhattan Corp.                                   4,621,600
      74,900 Mellon Bank Corp.                                       3,894,800
                                                                  ------------
             Total                                                  18,040,919
                                                                  ------------
             INSURANCE
      76,125 (a)American International Group, Inc.                   5,885,414
     116,000 Provident Cos., Inc.                                    4,176,000
                                                                  ------------
             Total                                                  10,061,414
                                                                  ------------
             OTHER FINANCIAL
      48,800 American Express Co.                                    3,806,400
     130,000 Federal Home Loan Mortgage Corp.                        5,135,000
      40,000 Travelers Group, Inc.                                   1,775,000
                                                                  ------------
             Total                                                  10,716,400
                                                                  ------------
             Total Financial                                        38,818,733
                                                                  ------------
             UTILITIES -- 11.8%
             ELECTRIC
      64,000 (a)Duke Energy Corp.                                    3,992,000
                                                                  ------------
             GAS DISTRIBUTION
      37,300 Consolidated Natural Gas Co.                            1,634,206
                                                                  ------------
             TELECOMMUNICATIONS
      99,900 (a)Alcatel Alsthom, ADR                                 3,015,731
      92,900 Ameritech Corp.                                         4,377,913
      73,700 AT&T Corp.                                              3,694,213
      85,800 GTE Corp.                                               4,290,000
      61,800 Motorola, Inc.                                          2,661,263
     111,700 (a)SBC Communications, Inc.                             4,244,600
     109,900 (a)WorldCom, Inc.                                       4,499,031
                                                                  ------------
             Total                                                  26,782,751
                                                                  ------------
             Total Utilities                                        32,408,957
                                                                  ------------
             TOTAL COMMON STOCKS (identified cost $181,076,973)    245,537,029
                                                                  ------------
             (E)U.S. TREASURY BILL -- 0.3%
    $710,000 United States Treasury Bill, 11/5/1998 (identified
              cost $703,864)                                           704,137
                                                                  ------------
             TOTAL INVESTMENTS IN SECURITIES (identified cost
              $181,780,837)                                       $246,241,166
                                                                  ------------
             (C)REPURCHASE AGREEMENT -- 9.4%
  25,750,582 Lehman Brothers, Inc., 5.77%, dated 8/31/1998, due
              9/1/1998 (at amortized cost)                          25,750,582
                                                                  ------------
             TOTAL INVESTMENTS (identified cost $207,531,419)     $271,991,748
                                                                  ============

(See Notes to Portfolios of Investments)


MARSHALL FUNDS
--------------------------------------------------------------------------------
 MID-CAP VALUE FUND

 -------------------------------------------------------------
  Shares  Description                                    Value
 -------------------------------------------------------------
          COMMON STOCKS -- 84.3%
          CAPITAL GOODS -- 2.8%
          CHEMICALS
   50,000 Brady (W.H.) Co.                            $837,500
                                                    ----------
          COMPUTERS
   25,000 (d)Bell & Howell Group, Inc.                 587,500
  152,500 (d)Silicon Graphics, Inc.                  1,382,031
                                                    ----------
          Total                                      1,969,531
                                                    ----------
          OTHER CAPITAL GOODS
   70,000 (d)Acuson Corp.                            1,023,750
                                                    ----------
          Total Capital Goods                        3,830,781
                                                    ----------
          CONSUMER DURABLES -- 1.9%
          HOUSEHOLD PRODUCT/WARES
   10,000 Flowserve Corp.                              187,500
   55,000 Jostens, Inc.                              1,093,125
   49,000 (a)Rubbermaid, Inc.                        1,246,438
                                                    ----------
          Total Consumer Durables                    2,527,063
                                                    ----------
          CONSUMER NON-DURABLES -- 38.4%
          BEVERAGES & FOODS
  179,900 (a)Darden Restaurants, Inc.                2,788,450
  234,000 Food Lion, Inc., Class B                   2,325,375
  100,000 Food Lion, Inc., Class A                   1,031,250
  183,000 International Multifoods Corp.             3,179,625
  100,000 (d)Ralcorp Holdings, Inc.                  1,931,250
                                                    ----------
          Total                                     11,255,950
                                                    ----------
          CONSUMER STAPLES
   70,000 American Greetings Corp.,
           Class A                                   2,563,750
                                                    ----------
          COSMETICS/TOILETRIES
   40,000 (a)Dial Corp.                                780,000
                                                    ----------
          MEDIA
  116,934 (a)(d)TCI Ventures Group,
           Class A                                   1,944,022
                                                    ----------
          OIL & GAS PRODUCTS
  136,000 (d)Rowan Companies, Inc.                   1,258,000
  114,500 (a)Unocal Corp.                            3,585,281
  108,320 USX-Marathon                               2,816,320
                                                    ----------
          Total                                      7,659,601
                                                    ----------
          PHARMACEUTICALS & HEALTH CARE
  299,200 (d)Perrigo Co.                             2,543,200
  132,400 (a)(d)Tenet Healthcare Corp.               3,417,575
                                                    ----------
          Total                                      5,960,775
                                                    ----------
          RETAIL
   95,400 Dillards, Inc., Class A                    2,754,675
   69,500 (a)(d)Federated Department Stores, Inc.    3,027,594
   53,278 (a)Limited, Inc.                           1,112,178
                                                    ----------
          Total                                      6,894,447
                                                    ----------
          SERVICES
   65,000 (a)Dun & Bradstreet Corp.                  1,527,500
  142,000 Viad Corp.                                 2,946,500
   60,139 (a)(d)Waste Management, Inc.               2,653,628
   77,000 (d)World Color Press                       2,165,625
                                                    ----------
          Total                                      9,293,253
                                                    ----------

 ---------------------------------------------------------------
  Shares  Description                                      Value
 ---------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
          TOBACCO
   75,000 RJR Nabisco Holdings Corp.                  $1,626,563
  141,000 UST, Inc.                                    3,683,625
                                                      ----------
          Total                                        5,310,188
                                                      ----------
          Total Consumer Non-Durables                 51,661,986
                                                      ----------
          FINANCIAL -- 9.1%
          INSURANCE
   92,600 Everest Reinsurance Holdings, Inc.           3,241,000
  134,500 IPC Holdings Ltd.                            3,345,688
   50,400 Torchmark Corp.                              1,801,800
                                                      ----------
          Total                                        8,388,488
                                                      ----------
          OTHER FINANCIAL
   40,000 Equity Residential Properties Trust          1,597,500
  128,720 Trizec Hahn Corp.                            2,196,285
                                                      ----------
          Total                                        3,793,785
                                                      ----------
          Total Financial                             12,182,273
                                                      ----------
          RAW MATERIALS/INTERMEDIATE GOODS -- 14.5%
          CHEMICALS
  233,000 Agrium, Inc.                                 1,965,938
  207,150 Calgon Carbon Corp.                          1,281,741
   68,150 (a)Imperial Chemical Industries, PLC, ADR    2,904,894
                                                      ----------
          Total                                        6,152,573
                                                      ----------
          INTERMEDIATE GOODS
  101,000 Canadian Pacific Ltd.                        1,912,688
   20,000 (a)Crown Cork & Seal Co., Inc.                 655,000
  125,127 (a)Hanson PLC, ADR                           3,081,252
                                                      ----------
          Total                                        5,648,940
                                                      ----------
          OTHER RAW MATERIALS
  185,000 (a)(d)USEC, Inc.                             2,705,625
                                                      ----------
          PAPER & RELATED PRODUCTS
   71,000 Consolidated Papers, Inc.                    1,779,438
   57,000 Fort James Corp.                             1,660,125
   56,800 Mead Corp.                                   1,554,900
                                                      ----------
          Total                                        4,994,463
                                                      ----------
          Total Raw Materials/Intermediate Goods      19,501,601
                                                      ----------
          TELECOMMUNICATIONS -- 6.6%
          SERVICES
  105,000 (a)(d)DSC Communications Corp.               2,533,125
   97,033 (a)(d)Tele-Communications, Inc., Class A     3,202,095
   96,600 Telephone and Data System, Inc.              3,199,875
                                                      ----------
          Total Telecommunications                     8,935,095
                                                      ----------
          TRANSPORTATION -- 1.6%
          OTHER TRANSPORTATION
   90,180 Alexander and Baldwin, Inc.                  2,119,230
                                                      ----------
          UTILITIES -- 9.4%
          ELECTRIC
   82,600 (a)Texas Utilities Co.                       3,510,500
  115,000 Wisconsin Energy Corp.                       3,342,188

(See Notes to Portfolios of Investments)

                                 August 31, 1998
                                                        PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------
 MID-CAP VALUE FUND (continued)

 ------------------------------------------------------------------------------
  Shares or
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              COMMON STOCKS (continued)
              UTILITIES (continued)
       75,000 Pinnacle West Capital Corp.                            $3,239,063
       89,500 (a)NIPSCO Industries, Inc.                              2,617,875
                                                                   ------------
              Total Utilities                                        12,709,626
                                                                   ------------
              TOTAL COMMON STOCKS (identified cost $109,006,980)    113,467,655
                                                                   ------------
              (C)REPURCHASE AGREEMENT -- 10.0%
  $13,484,532 Lehman Brothers, Inc., 5.77%, dated 8/31/1998, due
               9/1/1998 (at amortized cost)                          13,484,532
                                                                   ------------
              TOTAL INVESTMENTS (identified cost $122,491,512)     $126,952,187
                                                                   ============

--------------------------------------------------------------------------------
 MID-CAP GROWTH FUND


 -------------------------------------------------------------------------
  Shares  Description                                                Value
 -------------------------------------------------------------------------
          COMMON STOCKS -- 90.1%
          CAPITAL GOODS -- 18.9%
          COMPUTER SERVICES
   25,000 (a)America Online, Inc.                               $2,048,437
  100,000 (a)(d)BMC Software, Inc.                               4,231,250
  100,000 (a)(d)Compuware Corp.                                  4,543,750
  150,000 (d)Concord EFS, Inc.                                   2,962,500
  120,000 (d)Diamond Technology Partners, Class A                2,790,000
   50,000 (d)Intuit, Inc.                                        1,709,375
  100,000 (a)(d)Network Associates, Inc.                         3,225,000
  155,000 (a)(d)Transaction Systems Architects, Inc., Class A    5,134,375
                                                                ----------
          Total                                                 26,644,687
                                                                ----------
          COMPUTERS
   85,000 (a)(d)Lexmark Intl. Group, Class A                     5,147,813
                                                                ----------
          ELECTRICAL EQUIPMENT
   90,000 (a)(d)Uniphase Corp.                                   3,594,375
                                                                ----------
          Total Capital Goods                                   35,386,875
                                                                ----------
          CONSUMER NON-DURABLES -- 55.9%
          BROADCASTING
  100,000 (a)(d)Clear Channel Communications, Inc.               4,500,000
  125,000 (d)Heftel Broadcasting Corp.,
           Class A                                               3,781,250
  110,000 (a)(d)Jacor Communications, Inc., Class A              6,490,000
  100,000 (d)Westwood One, Inc.                                  1,931,250
                                                                ----------
          Total                                                 16,702,500
                                                                ----------
          COMMERCIAL SERVICES
  200,000 (d)MSC Industrial Direct Co.                           4,212,500
  150,000 (d)Rental Service Corp.                                3,609,375
   60,000 (a)(d)Republic Services, Inc.                            967,500
                                                                ----------
          Total                                                  8,789,375
                                                                ----------

 ----------------------------------------------------------------
  Shares  Description                                       Value
 ----------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
          DRUGS
   50,000 (d)Elan Corp. PLC, ADR                       $2,937,500
  175,000 (d)North American Vaccine, Inc.               1,203,125
  100,000 (d)Parexel International Corp.                2,487,500
  100,000 (a)(d)Theragenics Corp.                       1,262,500
                                                      -----------
          Total                                         7,890,625
                                                      -----------
          HEALTH CARE
  200,000 (d)Health Management Association, Class A     3,612,500
  150,000 (a)Omnicare, Inc.                             4,678,125
  150,000 (a)(d)Sunrise Assisted Living, Inc.           3,956,250
                                                      -----------
          Total                                        12,246,875
                                                      -----------
          LEISURE & RECREATION
  200,000 (a)Royal Caribbean Cruises, Ltd.              4,850,000
  110,000 (a)(d)Speedway Motorsports, Inc.              1,787,500
  225,000 (d)Steiner Leisure Ltd.                       4,950,000
                                                      -----------
          Total                                        11,587,500
                                                      -----------
          MANUFACTURING
  135,000 (d)Novel Denim Holdings Ltd.                  1,814,062
  150,000 (d)Rayovac Corp.                              2,090,625
  200,000 Windmere Corp.                                4,750,000
                                                      -----------
          Total                                         8,654,687
                                                      -----------
          MEDICAL SUPPLIES
   90,000 Biomet, Inc.                                  2,418,750
  125,000 (d)Henry Schein, Inc.                         4,812,500
                                                      -----------
          Total                                         7,231,250
                                                      -----------
          RESTAURANTS
   75,000 (a)(d)Landrys Seafood Restaurants, Inc.         630,469
                                                      -----------
          RETAIL
  135,000 (d)99 Cents Only Stores                       4,741,875
  300,000 (a)(d)Bed Bath & Beyond, Inc.                 5,418,750
  175,000 (d)Kohl's Corp.                               7,951,562
  120,000 (d)NBTY, Inc.                                 1,095,000
   75,000 (a)(d)Staples, Inc.                           2,034,375
                                                      -----------
          Total                                        21,241,562
                                                      -----------
          SERVICES
   75,000 (d)ABR Information Services, Inc.             1,087,500
   70,000 (a)(d)CSG Systems International, Inc.         2,572,500
  105,000 (d)ITT Educational Services, Inc.             2,887,500
   60,000 Paychex, Inc.                                 2,280,000
   50,000 Stewart Enterprises, Inc.,
           Class A                                        981,250
                                                      -----------
          Total                                         9,808,750
                                                      -----------
          Total Consumer Non-Durables                 104,783,593
                                                      -----------
          FINANCIAL -- 6.9%
   80,000 MGIC Investment Corp.                         3,320,000
  100,000 PaineWebber Group, Inc.                       3,475,000
   80,000 SouthTrust Corp.                              2,590,000
   90,000 Zions Bancorp                                 3,453,750
                                                      -----------
          Total                                        12,838,750
                                                      -----------

(See Notes to Portfolios of Investments)

MARSHALL FUNDS
--------------------------------------------------------------------------------
 MID-CAP GROWTH FUND (continued)


 ------------------------------------------------------------------------------
  Shares or
  Principal
   Amount     Description                                                 Value
 ------------------------------------------------------------------------------
              COMMON STOCKS (continued)
              TELECOMMUNICATIONS -- 8.4%
      150,000 (d)American Tower Systems Corp.                        $2,362,500
      100,000 (a)Crown Castle International Corp.                       812,500
      125,000 (d)NEXTEL Communications, Inc., Class A                 2,257,812
      100,000 (d)Pacific Gateway Exchange, Inc.                       3,518,750
      125,000 Scientific-Atlanta, Inc.                                2,210,938
      110,000 (a)(d)Tellabs, Inc.                                     4,647,500
                                                                   ------------
              Total                                                  15,810,000
                                                                   ------------
              TOTAL COMMON STOCKS (identified cost $175,163,210)    168,819,218
                                                                   ------------
              (E)U.S. TREASURY BILL -- 0.2%
     $350,000 11/5/1998 (identified cost $346,948)                      347,113
                                                                   ------------
              TOTAL INVESTMENTS IN SECURITIES (identified cost
               $175,510,158)                                        169,166,331
                                                                   ------------
              (C)REPURCHASE AGREEMENT -- 5.4%
  $10,126,067 Lehman Brothers, Inc., 5.77%, dated 8/31/1998, due
               9/1/1998 (at amortized cost)                          10,126,067
                                                                   ------------
              TOTAL INVESTMENTS (identified cost $185,636,225)     $179,292,398
                                                                   ============

--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND

 -----------------------------------------------------------------
  Shares  Description                                        Value
 -----------------------------------------------------------------
          COMMON STOCKS -- 88.1%
          ARGENTINA -- 2.6%
  113,910 (a)Telefonica de Argentina S.A., ADR          $2,548,736
  145,500 (a)YPF Sociedad Anonima, ADR                   3,219,188
                                                        ----------
          Total                                          5,767,924
                                                        ----------
          AUSTRALIA -- 3.8%
  489,500 David Jones Ltd.                                 425,182
  915,000 Gio Australia Holdings Ltd.                    2,624,841
  460,700 Mayne Nickless Ltd.                            2,391,518
  862,501 Pacific Dunlop Ltd.                            1,501,301
  481,200 Pioneer International Ltd.                       879,942
   50,500 (d)(f)Qantas Airways, ADR                        679,109
                                                        ----------
          Total                                          8,501,893
                                                        ----------
          AUSTRIA -- 1.1%
    9,900 Evn Energie-Versorgung Niederoesterreich AG    1,364,496
   11,000 VA Technologie AG                              1,075,947
                                                        ----------
          Total                                          2,440,443
                                                        ----------
          BELGIUM -- 0.3%
   15,900 NV Union Miniere SA                              782,498
                                                        ----------

 ---------------------------------------------------------------
  Shares    Description                                    Value
 ---------------------------------------------------------------
            COMMON STOCKS (continued)
            BERMUDA -- 1.6%
    170,000 Jardine Matheson Holdings Ltd.              $302,600
     83,000 PartnerRe Ltd.                             3,340,750
                                                      ----------
            Total                                      3,643,350
                                                      ----------
            BRAZIL -- 1.6%
    111,200 (a)Petroleo Brasileiro SA, ADR             1,162,118
     34,150 (a)Telecomunicacoes Brasileiras SA, ADR    2,413,978
                                                      ----------
            Total                                      3,576,096
                                                      ----------
            CANADA -- 2.2%
    170,400 Agrium, Inc.                               1,437,750
     40,000 Canadian Imperial Bank of Commerce           748,198
     37,000 Newbridge Networks Corp.                     692,083
    374,300 (d)Ranger Oil Ltd.                         1,988,469
                                                      ----------
            Total                                      4,866,500
                                                      ----------
            CHILE -- 0.4%
     63,000 (a)Gener S.A., ADR                           830,814
                                                      ----------
            CZECHOSLOVOKIA -- 0.2%
     24,430 CEZ A.S.                                     430,382
                                                      ----------
            DENMARK -- 2.2%
     47,000 Tele Danmark A.S., Class B                 4,996,940
                                                      ----------
            FINLAND -- 2.5%
     47,500 (a)Amer Group, Ltd., Class A                 727,725
    850,000 Merita Ltd, Class A                        4,303,757
     73,500 (a)Metsa-Serla Oy, Class B                   563,029
                                                      ----------
            Total                                      5,594,511
                                                      ----------
            FRANCE -- 9.0%
     47,019 AXA                                        5,422,815
     18,842 (a)Alcatel Alsthom                         3,051,918
     65,881 Banque Nationale de Paris                  4,363,387
      1,500 (a)Compagnie Generale D'Industrie
             Et De Participation                         731,428
     25,592 Elf Aquitaine SA                           2,539,233
      1,766 Marine-Wendel SA                             289,042
     82,332 Rhone-Poulenc, Class A                     3,967,185
                                                      ----------
            Total                                     20,365,008
                                                      ----------
            GERMANY -- 1.9%
     53,500 Bayer AG                                   2,014,504
     37,650 Deutsche Bank, AG                          2,349,243
                                                      ----------
            Total                                      4,363,747
                                                      ----------
            GREAT BRITAIN -- 14.0%
  2,015,406 Albert Fisher Group PLC                      439,193
    248,576 BG PLC                                     1,541,745
  1,567,312 (d)BTR PLC                                 3,513,992
     66,129 BTR PLC                                      142,088
    189,800 (a)British Steel PLC, ADR                  3,416,400
    523,410 Caradon PLC                                1,228,349
    880,800 (d)Centrica PLC                            1,365,748
    585,865 Hillsdown Holdings PLC                     1,379,830
    125,166 Hyder PLC                                  2,001,642

(See Notes to Portfolios of Investments)


                                 August 31, 1998
                                                        PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)

 --------------------------------------------------------------------
  Shares    Description                                         Value
 --------------------------------------------------------------------
            COMMON STOCKS (continued)
            GREAT BRITAIN (continued)
  1,500,000 Medeva PLC                                     $2,652,744
    264,434 National Power Co. PLC                          2,198,622
    347,200 Next                                            2,578,310
    254,979 Peninsular & Oriental Steam
             Navigation Co.                                 2,944,932
    170,450 Somerfield plc                                  1,087,185
    516,900 Tate & Lyle                                     3,777,850
    345,694 The BICC Group                                    504,153
     60,000 (d)Waste Management International
             PLC, ADR                                         633,750
                                                           ----------
            Total                                          31,406,533
                                                           ----------
            HONG KONG -- 6.7%
    382,000 Cathay Pacific Airways                            278,519
    116,107 (a)HSBC Holdings PLC                            2,464,719
    628,000 Hong Kong Electric Holdings Ltd.                1,863,934
    455,000 Hong Kong Ferry Holdings                          270,092
  2,238,400 (a)Hong Kong Telecommunications Ltd.            3,957,321
    210,000 (a)Hutchison Whampoa                              910,546
    485,500 Jardine Strategic Holdings Ltd.                   568,035
    894,000 South China Morning Post Holdings Ltd.            294,185
    752,500 (a)Swire Pacific Ltd., Class A                  2,170,336
  1,246,000 Varitronix International Ltd.                   2,299,307
                                                           ----------
            Total                                          15,076,994
                                                           ----------
            HUNGARY -- 0.8%
     88,814 (d)(f)MOL Magyar Olay, GDR                      1,740,399
                                                           ----------
            INDONESIA -- 0.0%
     91,800 PT Pan Indonesia Bank, Warrants                       329
                                                           ----------
            ISRAEL -- 1.0%
     63,300 (a)Teva Pharmaceutical Industries, Ltd., ADR    2,266,932
                                                           ----------
            ITALY -- 3.8%
    170,000 Burgo (Cartiere) S.P.A.                         1,036,407
  1,120,900 (a)Fiat SPA                                     3,500,596
    825,000 Telecom Italia SPA                              4,116,222
                                                           ----------
            Total                                           8,653,225
                                                           ----------
            JAPAN -- 1.5%
     55,000 Daito Trust Construction Co.                      441,156
     72,000 Hitachi Zosen Corp.                                89,438
     18,000 Ono Pharmaceutical                                435,690
     33,300 Sony Corp.                                      2,436,989
                                                           ----------
            Total                                           3,403,273
                                                           ----------
            KOREA -- 1.8%
    243,500 (a)Pohang Iron and Steel Co. Ltd., ADR          2,708,938
    223,000 (a)SK Telecom Co. Ltd., ADR                     1,338,000
                                                           ----------
            Total                                           4,046,938
                                                           ----------
            MEXICO -- 1.1%
    346,000 (a)Alfa, S.A. de C.V., Class A                    781,038
     83,000 Industrias Penoles S.A.                           199,017
     42,978 (a)Telefonos de Mexico, Class L, ADR            1,533,777
                                                           ----------
            Total                                           2,513,832
                                                           ----------

 --------------------------------------------------------------------
  Shares  Description                                           Value
 --------------------------------------------------------------------
          COMMON STOCKS (continued)
          NETHERLANDS -- 5.7%
   46,800 Akzo Nobel N.V.                                  $1,926,469
   18,135 Ballast Nedam N.V.                                  703,562
   20,000 European Vinyls Corp., International N.V.           252,929
   76,950 ING Groep, N.V.                                  4,543,917
    9,657 Koninklijke Bijenkorf Beheer                        669,020
   74,000 Philips Electronics N.V.                          4,839,501
                                                           ----------
          Total                                            12,935,398
                                                           ----------
          NEW ZEALAND -- 0.3%
  802,000 (a)Air New Zealand Ltd.,
           Class B                                            755,424
                                                           ----------
          NORWAY -- 1.8%
   56,000 Elkem A.S., Class A                                 638,770
   61,800 Kvaerner A.S., Class B                            1,108,875
  178,665 Nycomed Amersham PLC                              1,133,472
   60,500 (a)Saga Petroleum ASA,
           Class A                                            639,699
   39,500 Unitor Ships Service                                470,811
                                                           ----------
          Total                                             3,991,627
                                                           ----------
          PERU -- 0.3%
   43,700 (a)CPT Telefonica del Peru S.A., Class B, ADR       562,639
                                                           ----------
          PHILIPPINES -- 0.3%
   48,205 (a)Philippine Long Distance Telephone Co., ADR      753,203
                                                           ----------
          PORTUGAL -- 0.9%
   34,500 BPI-SGPS S.A.                                     1,120,673
   52,320 Banco Pinto & Sotto Mayor                         1,004,093
                                                           ----------
          Total                                             2,124,766
                                                           ----------
          SINGAPORE -- 0.2%
  588,229 Dairy Farm International Holdings Ltd.              558,818
                                                           ----------
          SPAIN -- 6.7%
   91,500 (a)Corporacion Bancaria de Espana SA, ADR         3,351,188
   98,000 Endesa S.A.                                       1,867,573
  191,500 Iberdrola SA                                      2,828,438
   53,500 Repsol SA                                         2,418,950
  118,500 Telefonica SA                                     4,548,228
                                                           ----------
          Total                                            15,014,377
                                                           ----------
          SWEDEN -- 4.0%
   28,600 Autoliv, Inc., ADR                                  882,858
   47,000 Esselte AB, Class A                                 786,606
   59,100 Granges AB                                          798,619
   39,750 (d)Saab AB, Class B                                 330,170
   98,000 Stora Kopparbergs, Class B                        1,190,633
   75,000 Svenska Handelsbanken, Stockholm                  2,919,555
   76,500 Volvo AB, Class B                                 2,114,910
                                                           ----------
          Total                                             9,023,351
                                                           ----------

(See Notes to Portfolios of Investments)

MARSHALL FUNDS
--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)

 -----------------------------------------------------------------------------
  Shares    Description                                                  Value
 -----------------------------------------------------------------------------
            COMMON STOCKS (continued)
            SWITZERLAND -- 4.3%
     13,800 Credit Suisse Group                                     $2,426,006
        350 (a)Reiseburo Kuoni AG, Class B                           1,189,320
        300 Societe Generale de Surveillance Holding SA, Class B       334,951
      9,500 (d)Zurich Versicherungsgesellschaft                      5,705,270
                                                                   -----------
            Total                                                    9,655,547
                                                                   -----------
            THAILAND -- 0.4%
  1,145,200 (a)Bangkok Bank Public Co., Ltd.                           806,286
                                                                   -----------
            UNITED STATES -- 2.6%
     89,600 Autoliv, Inc.                                            2,643,200
     47,100 (d)Excel Ltd.                                            3,146,869
                                                                   -----------
            Total                                                    5,790,069
                                                                   -----------
            VENEZUELA -- 0.5%
    107,900 (a)Compania Anonima Nacional Telefonos de Venezuela,
             Class D, ADR                                            1,132,950
                                                                   -----------
            TOTAL COMMON STOCKS (identified cost $189,708,855)     198,373,016
                                                                   -----------
            PREFERRED STOCKS -- 3.1%
            AUSTRALIA -- 2.0%
     66,614 National Australia Bank, Ltd., Melbourne,
             Exchangeable Capital Unit, $1.97                        1,806,905
    491,572 News Corp. Ltd., Pfd.                                    2,677,061
                                                                   -----------
            Total                                                    4,483,966
                                                                   -----------

 ------------------------------------------------------------------------------
  Shares or
  Principal
   Amount    Description                                                  Value
 ------------------------------------------------------------------------------
             PREFERRED STOCKS (continued)
             GERMANY -- 0.5%
      27,963 Moebel Walther AG, Pfd.                                 $1,065,651
                                                                   ------------
             GREAT BRITIAN -- 0.1%
     107,100 Hyder PLC, Pfd.                                            224,639
                                                                   ------------
             UNITED STATES -- 0.5%
      33,700 SBC Communications, Inc., Conv. Pfd., $3.07              1,213,200
                                                                   ------------
             TOTAL PREFERRED STOCKS (identified cost $6,729,068)      6,987,456
                                                                   ------------
             GOVERNMENT AGENCIES -- 0.7%
     $50,000 Federal Farm Credit Bank, 5.53%, 10/1/1998                  50,019
   1,610,000 (g)Federal Home Loan Mortgage Corp., Discount
              Notes, 5.58%, 9/4/1998                                  1,609,791
                                                                   ------------
             TOTAL GOVERNMENT AGENCIES (identified cost
              $1,659,270)                                             1,659,810
                                                                   ------------
             U.S. TREASURY ISSUES -- 7.1%
   2,176,000 (a)Treasury Bill, 10/29/1998                             2,159,767
     388,000 Treasury Bill, 11/12/1998                                  384,372
     108,000 Treasury Bill, 11/27/1998                                  106,786
  12,867,000 Treasury Bill, 12/10/1998                               12,699,086
     556,000 Treasury Bill, 12/17/1998                                  548,238
                                                                   ------------
             TOTAL U.S. TREASURY ISSUES (identified cost
              $15,881,761)                                           15,898,249
                                                                   ------------
             TOTAL INVESTMENTS (identified cost $213,978,954)      $222,918,531
                                                                   ============

(See Notes to Portfolios of Investments)

                                 August 31, 1998
                                                       PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)

 INDUSTRY DIVERSIFICATION

                                      Percentage of
                                         Net Assets
 --------------------------------------------------
  Telephone                                12.9%
  Banking                                  11.8%
  U.S. Treasury Securities                  7.1%
  Electric Utilities                        5.3%
  Conglomerates                             4.4%
  Chemicals                                 4.3%
  Financial Services                        4.1%
  Insurance                                 3.7%
  Household Appliances & Furnishings        3.4%
  Electrical Equipment                      3.2%
  Pharmaceuticals & Health Care             2.9%
  Steel                                     2.8%
  Petroleum Services                        2.7%
  Automobile                                2.6%
  Retail Trade                              2.5%
  Services                                  2.5%
  Food & Beverage                           2.5%
  Oil                                       2.3%
  Automotive                                2.0%
  Industrial                                1.7%
  Broadcasting                              1.3%
  Construction Equipment                    1.2%
  Paper                                     1.2%
  Gas & Pipeline Utilities                  1.1%
  Air Travel                                1.0%
  Commercial Services                       1.0%
  Energy                                    0.9%
  Oil & Gas                                 0.8%
  Electronics                               0.7%
  Government Agencies                       0.7%
  Non-Ferrous Metals                        0.6%
  Electronic Technology                     0.5%
  Industrial Machinery                      0.5%
  Leisure                                   0.5%
  Metals                                    0.4%
  Pollution Control                         0.4%
  Business Services                         0.2%
  Container & Glass                         0.2%
  Water Utilities                           0.1%
  Other Assets and Liabilities, Net         2.0%
                                         -------
  Total                                  100.00%
                                         =======

--------------------------------------------------------------------------------
 SMALL-CAP GROWTH FUND


 --------------------------------------------------------------------
  Shares Description                                            Value
 --------------------------------------------------------------------
         COMMON STOCKS -- 90.5%
         CAPITAL GOODS -- 17.0%
         COMPUTER SERVICES
  30,000 (d)Apex MPC Solutions, Inc.                         $513,750
  50,000 (d)Diamond Technology Partners, Class A            1,162,500
  22,500 (d)Sapient Corp.                                     878,906
  40,000 (d)Splash Technology Holdings, Inc.                  600,000
  75,000 (d)Transaction Systems Architects, Inc., Class A   2,484,375
                                                            ---------
         Total                                              5,639,531
                                                            ---------
         ELECTRONICS
  35,000 (d)Flextronics International Ltd.                    945,000
  45,000 Power Integrations, Inc.                             410,625
                                                            ---------
         Total                                              1,355,625
                                                            ---------

 -----------------------------------------------------------
  Shares  Description                                  Value
 -----------------------------------------------------------
          COMMON STOCKS (continued)
          CAPITAL GOODS (continued)
          OTHER CAPITAL GOODS
  110,000 (d)Kellstrom Industries, Inc.           $2,536,875
   80,000 (d)Pentacon, Inc.                          640,000
   58,400 (d)Triumph Group, Inc.                   1,898,000
  105,000 Watsco, Inc.                             1,535,625
                                                  ----------
          Total                                    6,610,500
                                                  ----------
          Total Capital Goods                     13,605,656
                                                  ----------
          CONSUMER NON-DURABLES -- 65.4%
          BROADCASTING
   50,000 (d)Cox Radio, Inc., Class A              2,134,375
   60,000 (d)Heftel Broadcasting Corp., Class A    1,815,000
   40,000 (d)Westwood One, Inc.                      772,500
                                                  ----------
          Total                                    4,721,875
                                                  ----------
          COMMERCIAL SERVICES
  105,000 (d)Leisure & Recrestin                   2,310,000
   85,000 (d)MSC Industrial Direct Co.             1,790,312
   30,000 (d)Metzler Group, Inc.                     840,000
   60,000 (d)NOVA Corp.                            1,556,250
   20,000 (d)PMT Services, Inc.                      340,000
   90,000 (d)SteriGenics International, Inc.       1,496,250
   60,000 (d)Waste Industries, Inc.                1,290,000
                                                  ----------
          Total                                    9,622,812
                                                  ----------
          DRUGS
   55,000 (d)Coulter Pharmaceutical, Inc.            770,000
  115,000 (d)NBTY, Inc.                            1,049,375
   75,000 (d)North American Vaccine, Inc.            515,625
   42,500 (d)Parexel International Corp.           1,057,187
                                                  ----------
          Total                                    3,392,187
                                                  ----------
          HEALTH CARE
  100,000 (d)Hanger Orthopedic Group, Inc.         1,493,750
   52,500 (d)Province Heathcare Co.                1,417,500
   75,000 (d)Sunrise Assisted Living, Inc.         1,978,125
                                                  ----------
          Total                                    4,889,375
                                                  ----------
          LEISURE & RECREATION
   45,000 (d)American Classic Voyages                624,375
                                                  ----------
          MANUFACTURING
   95,000 (d)Novel Denim Holdings Ltd.             1,276,562
  110,000 (d)Rayovac Corp.                         1,533,125
  100,000 Windmere Corp.                           2,375,000
                                                  ----------
          Total                                    5,184,687
                                                  ----------
          MEDICAL SUPPLIES
   70,000 (d)Henry Schein, Inc.                    2,695,000
                                                  ----------
          RESTAURANTS
   50,000 (d)Landrys Seafood Restaurants, Inc.       420,312
                                                  ----------
          RETAIL
   65,000 (d)99 Cents Only Stores                  2,283,125
  120,000 Casey's General Stores, Inc.             1,552,500
   85,000 (d)Party City Corp.                      1,232,500
   50,000 (d)United Auto Group, Inc.                 665,625
                                                  ----------
          Total                                    5,733,750
                                                  ----------
          SERVICES
   70,000 (d)ABR Information Services, Inc.        1,015,000
   35,000 (d)Brightpoint, Inc.                       317,188
   75,000 (d)CSG Systems International, Inc.       2,756,250
   67,500 (d)Carey International, Inc.             1,080,000

(See Notes to Portfolios of Investments)


MARSHALL FUNDS

--------------------------------------------------------------------------------
 SMALL-CAP GROWTH FUND (continued)


 ---------------------------------------------------------------------------
  Shares or
  Principal
  Amount    Description                                                Value
 ---------------------------------------------------------------------------
            COMMON STOCKS (continued)
            CONSUMER NON-DURABLES (continued)
     85,000 (d)Carriage Services, Inc.                            $1,668,125
     50,000 (d)Casella Waste Systems, Inc.                         1,256,250
     65,000 (d)Coach USA, Inc.                                     1,710,313
    100,000 (d)Educational Medical, Inc.                             850,000
     70,000 (d)Getty Images, Inc.                                    988,750
     40,000 (d)ITT Educational Services, Inc.                      1,100,000
     40,000 (d)Information Holdings, Inc.                            380,000
     75,000 (d)Rental Service Corp.                                1,804,688
                                                                 -----------
            Total                                                 14,926,564
                                                                 -----------
            Total Consumer Non-Durables                           52,210,937
                                                                 -----------
            ENERGY -- 0.9%
            OIL & GAS EQUIPMENT & SERVICES
     35,000 (d)Cal Dive International, Inc.                          450,625
     50,000 (d)Newpark Resources, Inc.                               284,375
                                                                 -----------
            Total                                                    735,000
                                                                 -----------
            FINANCIAL -- 0.4%
     50,000 Sirrom Capital Corp.                                     278,125
                                                                 -----------
            TELECOMMUNICATIONS -- 6.8%
    110,000 (d)American Tower Systems Corp.                        1,732,500
     60,000 (d)Pacific Gateway Exchange, Inc.                      2,111,250
     45,000 (d)Specialty Teleconstructors                          1,096,875
     50,000 Terayon Communication Systems, Inc.                      481,250
                                                                 -----------
            Total                                                  5,421,875
                                                                 -----------
            TOTAL COMMON STOCKS (identified cost $87,628,388)     72,251,593
                                                                 -----------
            (E)U.S. TREASURY -- 0.2%
   $150,000 U.S. Treasury Bill, 11/5/1998 (identified cost
             $148,692)                                               148,763
                                                                 -----------
            TOTAL INVESTMENTS IN SECURITIES (identified cost
             $87,777,080)                                         72,400,356
                                                                 -----------
            (C)REPURCHASE AGREEMENT -- 11.2%
  8,944,620 Lehman Brothers, Inc., 5.77%, dated 8/31/1998, due
             9/1/1998 (at amortized cost)                          8,944,620
                                                                 -----------
            TOTAL INVESTMENTS (identified cost $96,721,700)      $81,344,976
                                                                 ===========

--------------------------------------------------------------------------------
 SHORT-TERM INCOME FUND


 ----------------------------------------------------------------------------
  Principal
  Amount      Description                                               Value
 ----------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- 17.4%
  $1,769,180  CPS Auto Grantor Trust 1997-2, Class A, 6.65%,
               10/15/2002                                          $1,793,444
     785,594  Contitrade Services Home Equity Loan Trust 1991-1,
               Class A, 8.80%, 1/15/2006                              787,558
   1,870,751  Contitrade Services Home Equity Loan Trust 1991-2,
               Class A, 7.70%, 9/15/2006                            1,874,876
   2,000,000   DLJ Leverage Loan Funding, Class B1, 7.2375%, 9/15/2005 2,000,000
     351,782  Equicon Home Equity Loan Trust 1992-7, Class A,
               5.90%, 9/18/2005                                       352,665
   2,619,240  Green Tree Home Equity Loan 96-C, Class A2, 7.10%,
               6/15/2026                                            2,642,158
      98,843   HFC Revolving Home Equity Loan Trust 1992-1, Class A, 6.1175%,
               11/15/2017 99,090
     747,408  New York City Tax Lien, Class B, 6.56%, 5/5/2025        754,419
     325,035  Olympic Automobile Receivables Trust 1994-A,
               5.65%, 1/15/2001                                       325,289
     563,710  Olympic Automobile Receivables Trust 1995-B, Class
               A2, 7.35%, 10/15/2001                                  566,528
   1,419,595  PNC Mortgage Securities Corp. 1994-1, Class T7,
               6.00%, 2/25/2024                                     1,426,139
      24,474 Premier Auto Tr 1993-4, Class A2, 4.65%, 2/2/1999 24,474 505,646
     RFMS 1993-S41, Class A1, 6.85%, 9/25/2023 505,355 934,858 Residential Asset
     Securitization Trust 1996-A8,
               Class A1, 8.00%, 12/25/2026                            943,823
   1,339,634  TMS Home Equity Trust Series 1992-D2, Class A3,
               7.55%, 1/15/2018                                     1,419,530
   1,487,658  The Money Store Home Equity Trust 1995-C, Class
               A2, 6.25%, 8/15/2016                                 1,491,682
   3,730,900  UCFC Home Equity Loan 1995-A1, Class A5, 8.55%,
               1/10/2020                                            3,968,511
   2,000,000  UCFC Home Equity Loan 1996-A, Class A4, 6.30%,
               12/31/2099                                           2,009,420
     209,230  Western Financial Grantor Trust 1994-2, Class A1,
               6.375%, 9/1/1999                                       209,365
                                                                   ----------
              TOTAL ASSET-BACKED SECURITIES (identified cost
               $23,025,382)                                        23,194,326
                                                                   ----------
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 35.4%
              FEDERAL HOME LOAN MORTGAGE
               CORPORATION -- 6.4%
   3,384,236  6.05%, 9/15/2020, Series 1818, Class A                3,403,492
   3,056,697  7.00%, 1/15/2020, Series 1834, Class A                3,105,456

(See Notes to Portfolios of Investments)


                                 August 31, 1998
                                                      PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
 SHORT-TERM INCOME FUND (continued)


 ----------------------------------------------------------------------------
  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
             FEDERAL HOME LOAN MORTGAGE
              CORPORATION (continued)
  $1,759,663 11.00%, 8/1/2019                                      $1,971,368
                                                                   ----------
             Total                                                  8,480,316
                                                                   ----------
             FEDERAL NATIONAL MORTGAGE
              ASSOCIATION -- 9.3%
     776,365 8.00%, 8/1/2007                                          798,445
   2,627,860 8.00%, 5/1/2008                                        2,725,591
   1,130,758 9.50%, 12/1/2024                                       1,224,012
   1,984,353 9.50%, 1/1/2025                                        2,148,002
   1,188,481 9.50%, 1/1/2025                                        1,285,414
     894,675 9.50%, 1/1/2025                                          968,459
     805,774 10.00%, 7/1/2020                                         881,065
   2,101,682 11.00%, 12/1/2015                                      2,347,978
                                                                   ----------
             Total                                                 12,378,966
                                                                   ----------
             OTHER FINANCIAL -- 19.7% 50,332 BCF L.L.C., Series 1996-C2, Class
      A, 7.615%,
              4/15/1999                                                50,332
   2,568,796 Capital Asset Research Funding, Series 1997, Class
              A, 6.40%, 12/15/2004                                  2,607,328
   2,708,516 Collateralized Mortgage Securities Corp., Series
              1990-5, Class H, 9.25%, 7/20/2020                     2,751,581
   1,419,119 Countrywide Home Loans, Inc., Series 1997-5, Class
              A2, 9.00%, 9/25/2027                                  1,441,287
   4,000,000 (b)Criimi Mae CMBS Corp., Series 1998-1, Class A2,
              6.009%, 2/20/2005                                     3,996,240
   5,000,000  DLJ Commercial Mortgage Corp., Series 1998-STF, Class A3, 6.2575%,
              1/8/2011 5,000,000
   1,320,465  GE Capital Mortgage Services, Inc., Series 1997-6, Class A18,
              9.00%, 7/25/2027 1,356,740
   3,000,000 Green Tree Home Equity Loan Trust, Series 98-B,
              Class B1, 7.81%, 11/15/2029                           3,112,500
   1,178,308 Independent National Mortgage Corp., Series 1995-R,
              Class A1, 7.25%, 11/25/2010                           1,194,199
      74,454 Norwest Asset Securities Corp., Series 1996-9,
              Class A5, 10.00%, 1/25/2027                              74,762
     427,421 PNC Mortgage Securities Corp., Series 1997-3, Class
              2A3, 7.50%, 5/25/2027                                   427,684
   1,199,818 Residential Accredit Loans, Inc., Series 1996-QS5,
              Class AI5, 7.60%, 9/25/2026                           1,199,788
   2,930,769  Securitized Asset Sales, Inc., Series 1995-4, Class A5, 7.25%,
              11/25/2025 3,025,433
                                                                   ----------
             Total                                                 26,237,874
                                                                   ----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (identified cost $46,646,225)                        47,097,156
                                                                   ----------

--------------------------------------------------------------------------------
  Principal
  Amount     Description                                                  Value
 -------------------------------------------------------------------------------
             CORPORATE BONDS -- 37.5%
             DOMESTIC & INTERNATIONAL OIL -- 1.9%
  $2,500,000 Occidental Petroleum Corp., Note, 6.40%, 4/1/2003       $2,545,350
                                                                   ------------
             FINANCE -- 4.6%
   3,000,000 Lehman Brothers Holdings, Inc., Note, 6.90%,
              1/29/2001                                               3,070,440
   3,000,000 Lehman Brothers Holdings, Inc., 6.206%, 9/3/2002         2,984,700
                                                                   ------------
             Total                                                    6,055,140
                                                                   ------------
             OTHER FINANCIAL -- 25.8%
   3,000,000 Conseco, Inc., Note, 6.40%, 6/15/2001                    3,042,240
   5,000,000 (b)Edison Funding Co., Sr. Note, 6.75%, 12/17/1999       5,092,300
   3,000,000 Ensearch Corp., 7.069%, 7/1/2028                         2,983,200
   3,000,000 (b)EOP Operating LP, Sr. Note, 6.375%, 2/15/2003         3,053,220
   3,250,000 (b)Florida Windstorm Under, Bond, 6.50%, 8/25/2002       3,321,500
   4,000,000 HSB Group, Inc., Company Guarantee, 6.65662%,
              7/15/2027                                               3,968,796
   5,000,000 (b)Household Capital Trust III, Company Guarantee,
              6.25625%, 6/26/2004                                     4,993,030
   1,000,000 MBNA Global Capital Securities, Jr. Sub. Deb.,
              6.51875%, 2/1/2027                                        930,030
   3,000,000 Old Kent Capital Trust I, 6.4875%, 2/1/2027              2,918,355
   4,000,000 (b)Skandinaviska Enskilda, Sub. Note, Series 144A,
              6.50%, 12/29/2049                                       4,049,892
                                                                   ------------
             Total                                                   34,352,563
                                                                   ------------
             UTILITIES -- 5.2%
   4,000,000 Washington Water Power II, Bond, 6.75391%, 6/1/2037      3,892,540
   3,000,000 WorldCom, Inc., Sr. Note, 6.125%, 8/15/2001              3,021,690
                                                                   ------------
             Total                                                    6,914,230
                                                                   ------------
             TOTAL CORPORATE BONDS (identified cost $49,451,849)     49,867,283
                                                                   ------------
             U.S. TREASURY NOTES -- 7.8%
   5,000,000 6.375%, 9/30/2001                                        5,189,500
   5,000,000 7.75%, 1/31/2000                                         5,181,250
                                                                   ------------
             TOTAL U.S. TREASURY NOTES (identified cost
              $10,383,594)                                           10,370,750
                                                                   ------------
             TOTAL INVESTMENTS IN SECURITIES (identified cost
              $129,507,050)                                         130,529,515
                                                                   ------------
             (C)REPURCHASE AGREEMENT -- 12.0%
  16,006,353 Lehman Brothers, Inc., 5.77%, dated 8/31/1998, due
              9/1/1998 (at amortized cost)                           16,006,353
                                                                   ------------
             TOTAL INVESTMENTS (identified cost $145,513,403)      $146,535,868
                                                                   ============

(See Notes to Portfolios of Investments)

MARSHALL FUNDS
--------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND


 ------------------------------------------------------------------------------
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- 11.2%
  $10,000,000 Bridgestone/Firestone Master Trust 1996-1, Class A,
               6.17%, 7/1/2003                                      $10,155,950
    6,760,081 Contimortgage Home Equity Loan Trust 1995-4,
               Class A5, 6.56%, 12/15/2010                            6,772,282
    6,000,000 DLJ Leverage Loan Funding, Class B1, 7.2375%,
               9/15/2005                                              6,000,000
   12,000,000 J.P. Morgan Commercial Mortgage Finance Corp. 1997-
               C5, Class A2, 7.069%, 9/15/2029                       12,735,780
   10,000,000 Metris Master Trust 1997-1, Class A, 6.87%,
               10/20/2005                                            10,353,100
    2,989,679 Olympic Automobile Receivables Trust 1995-D, Class
               A4, 6.05%, 11/15/2000                                  2,997,556
    4,496,848 Rasta 1996-A, Class A2, 7.50%, 11/25/2011               4,494,667
   12,000,000 TMS Home Equity Trust
               1996-B, Class A7, 7.55%, 2/15/2020                    12,632,280
                                                                    -----------
              TOTAL ASSET-BACKED SECURITIES (identified cost
               $64,462,868)                                          66,141,615
                                                                    -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.5% 4,366,521 Countrywide
    Home Loans, Inc., Series 1997-5,
               Class A2, 9.00%, 9/25/2027                             4,434,728
    5,000,000 (b)Criimi Mae CMBS Corp. 1998-1, Series 1998-1,
               Class A2, 6.009%, 2/20/2005                            4,995,300
    6,000,000 Criimi Mae CMBS Corp., Series 1998-1, Class A3,
               6.306%, 12/20/2007                                     6,019,590
    9,000,000 DLJ Commercial Mortgage Corp., Series 1998-CG1,
               Class A1B, 6.40999985%, 5/10/2008                      9,207,225
    9,699,053 Federal Home Loan Mortgage Corp., Series 1829,
               Class H, 6.50%, 10/15/2021                             9,850,474
    7,336,071 Federal Home Loan Mortgage Corp., Series 1834,
               Class A, 7.00%, 1/15/2020                              7,453,093
   15,000,000 Federal National Mortgage Association, Series 1997-
               17, Class PD, 7.00%, 4/18/2021                        15,243,933
    5,122,059 GE Capital Mortgage Services, Inc., Series 1997-6,
               Class A18, 9.00%, 7/25/2027                            5,262,770
    5,000,000 GMAC Commercial Mortgage Securities, Inc., Series
               1998-C2, Class A2, 6.42%, 5/15/2031                    5,091,400
    7,185,000 Green Tree Financial Corp., Series 1994-7, Class
               A4, 8.35%, 3/15/2020                                   7,382,336

 ------------------------------------------------------------------------------
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
  $11,875,613 Green Tree Financial Corp., Series 1996-6, Class
               A3, 6.75%, 8/15/2015                                 $12,024,058
    7,000,000 Green Tree Home Equity Loan Trust, Series 98-B,
               Class B1, 7.81%, 11/15/2029                            7,262,500
      270,361 Norwest Asset Securities Corp., Series 1996-9,
               Class A5, 10.00%, 1/25/2027                              271,479
    2,677,312 Residential Accredit Loans, Inc., Series 1996-QS5,
               Class AI5, 7.60%, 9/25/2026                            2,677,245
                                                                    -----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (identified cost $95,742,477)                         97,176,131
                                                                    -----------
              CORPORATE BONDS -- 45.2%
              BANKING -- 7.5%
   12,000,000 Mercantile Capital Trust I, Company Guarantee,
               6.60%, 2/1/2027                                       12,005,004
   10,000,000 (b)Skandinaviska Enskilda, Sub. Note, Series 144A,
               6.50%, 12/29/2049                                     10,124,730
   12,500,000 Starbank Capital Trust, Note, 6.453%, 6/15/2027        12,189,650
   10,000,000 Toronto-Dominion Bank, Sub. Note, 7.875%, 8/15/2004    10,150,000
                                                                    -----------
              Total                                                  44,469,384
                                                                    -----------
              BROKER/DEALERS -- 3.9%
    8,000,000 Bear Stearns Cos., Inc., Sr. Note, 7.00%, 1/15/2027     8,242,280
    9,000,000 Lehman Brothers Holdings, Inc., Note, 6.90%,
               1/29/2001                                              9,211,320
    5,000,000 Lehman Brothers, Inc., Sr. Sub. Note, 7.50%,
               8/1/2026                                               5,330,750
                                                                    -----------
              Total                                                  22,784,350
                                                                    -----------
              FINANCE -- 19.4%
   10,000,000 Aristar, Inc., Note, 6.30%, 10/1/2002                  10,188,200
   15,000,000 Conseco, Inc., Note, 6.80%, 6/15/2005                  15,102,900
   12,000,000 (b)Credit Suisse, London, Sub. Note, 7.90%,
               5/1/2007                                              13,048,056
   10,000,000 (b)Edison Funding Co., Sr. Note, 6.75%, 12/17/1999     10,184,600
   12,550,000 Firstar Capital Trust I, Company Guarantee, 8.32%,
               12/15/2026                                           14,086,873
   10,000,000 (b)Florida Windstorm Under, Bond, 6.50%, 8/25/2002     10,220,000
    8,165,000 General Motors Acceptance Corp., Unsecd. Note,
               7.00%, 6/6/2003                                        8,554,879

(See Notes to Portfolios of Investments)


                                 August 31, 1998
                                                        PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND (continued)


 ------------------------------------------------------------------------------
  Principal
  Amount     Description                                                  Value
 ------------------------------------------------------------------------------
             CORPORATE BONDS (continued)
             FINANCE (continued)
  $4,000,000 HSB Group, Inc., Company Guarantee, 6.65662%,
              7/15/2027                                              $3,968,796
   5,000,000 MBNA Global Capital Securities, Jr. Sub. Deb.,
              6.51875%, 2/1/2027                                      4,650,150
  12,000,000 Old Kent Capital Trust I, Note, 6.4875%, 2/1/2027       11,673,420
  12,000,000 Sears Roebuck Acceptance Corp., Series III, Note,
              7.01%, 9/19/2002                                       12,550,080
                                                                    -----------
             Total                                                  114,227,954
                                                                    -----------
             INDUSTRIAL SERVICES -- 9.7%
   5,000,000 Dayton-Hudson Corp., Unsecd. Note, 6.40%, 2/15/2003      5,123,700
  10,000,000 Dayton-Hudson Corp., Unsecd. Note, 9.75%, 7/1/2002      11,356,900
   7,000,000 Enserch Corp., Note, 7.069%, 7/1/2028                    6,960,800
  10,000,000 IMC Global, Inc., Deb., 6.875%, 7/15/2007               10,280,400
   7,000,000 WMX Technologies, Inc., Deb. 7.65%, 3/15/2011            7,683,690
   3,210,000 WMX Technologies, Inc., Note, 7.00%, 10/15/2006          3,319,718
   7,000,000 WMX Technologies, Inc., Unsecd. Note, 5.375,
              10/1/2002                                               7,421,120
   5,000,000 Waste Management, Inc., Note, 6.625%, 7/15/2002          5,132,200
                                                                    -----------
             Total                                                   57,278,528
                                                                    -----------
             TRANSPORTATION -- 1.8%
   5,000,000 Continental Airlines, Inc., Pass Thru Cert., 6.541%,
              3/15/2008                                               5,141,925
   4,000,000 Delta Air Lines, Inc., Series 1993-A2, Note, 10.50%,
              4/30/2016                                               5,376,080
                                                                    -----------
             Total                                                   10,518,005
                                                                    -----------
             UTILITIES-TELEPHONE -- 2.9%
  10,000,000 Telephone and Data System, Inc., Bond, 7.00%,
              8/1/2006                                               10,281,800
   7,000,000 WorldCom, Inc., Sr. Bond, 6.125%, 8/15/2001              7,050,610
                                                                    -----------
             Total                                                   17,332,410
                                                                    -----------
             TOTAL CORPORATE BONDS (identified cost $261,423,316)   266,610,631
                                                                    -----------
             CORPORATE NOTES -- 3.9%
             BROKER/DEALERS -- 2.1%
  12,000,000 Bear Stearns Cos., Inc., Sr. Note, 6.75%, 5/1/2001      12,256,200
                                                                    -----------
             TOBACCO -- 1.8%
  10,000,000 Philip Morris Cos., Inc., Note, 7.25%, 9/15/2001        10,341,800
                                                                    -----------
             TOTAL CORPORATE NOTES (identified cost $21,921,780)     22,598,000
                                                                    -----------

 -----------------------------------------------------------------------------
  Principal
  Amount     Description                                                 Value
 -----------------------------------------------------------------------------
             MORTGAGE BACKED SECURITIES -- 0.0%
             FEDERAL HOME LOAN MORTGAGE
              CORPORATION -- 0.0%
    $116,622 8.75%, 4/1/2001 (identified cost $83,626)                $119,270
                                                                  ------------
             U.S. TREASURY NOTES -- 15.9%
  10,000,000 (a)5.75%, 11/15/2000                                   10,161,500
  10,000,000 6.25%, 1/31/2002                                       10,378,100
  30,500,000 (a)6.25%, 8/31/2000                                    31,257,010
  30,000,000 6.375%, 9/30/2001                                      31,137,000
   5,000,000 7.75%, 1/31/2000                                        5,181,250
   5,000,000 (a)7.875%, 8/15/2001                                    5,388,550
                                                                  ------------
             TOTAL U.S. TREASURY NOTES (identified cost
              $93,025,469)                                          93,503,410
                                                                  ------------
             TOTAL INVESTMENTS IN SECURITIES (identified cost
              $536,659,536)                                        546,149,057
                                                                  ------------
             (C)REPURCHASE AGREEMENT -- 10.6%
  62,302,620 Lehman Brothers, Inc., 5.77%, dated 8/31/1998, due
              9/1/1998 (at amortized cost)                          62,302,620
                                                                  ------------
             TOTAL INVESTMENTS (identified cost $598,962,156)     $608,451,677
                                                                  ============
------------------------------------------------------------------------------

 GOVERNMENT INCOME FUND

 ---------------------------------------------------------------------------
  Principal
  Amount     Description                                               Value
 ---------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 11.2%
    $912,535 Contitrade Services Home Equity Loan Trust, 7.70%,
              9/15/2006, (Series 1991-2)                            $914,547
   3,000,000 DLJ Leverage Loan Funding, 7.238%, 9/15/2005          3,000,000
     817,004 Green Tree Financial Corp., 6.75%, 8/15/2015,
              (Series 1996-6)                                        820,623
   6,000,000 Green Tree Home Equity Loan Trust, 7.81%,
              11/15/2029, (Series 1998-B)                          6,225,000
  10,643,000 Greenwich Capital Acceptance, 7.150%, 8/10/2020      11,161,740
   4,994,512 Merill Lynch Mortgage Investors, Inc., 5.917%,
              11/4/2001, (Series 1998-H1)                          4,994,512
   3,119,717 (f)Nationscredit Home Equity Loan Trust, 6.500%,
              10/15/2028                                           3,155,781
   1,207,218 Residential Asset Securitization Trust, 8.000%,
              12/25/2026, (Series 1996-A8)                         1,218,794
                                                                  ----------
             TOTAL ASSET-BACKED SECURITIES (identified cost
              $40,465,877)                                        31,490,997
                                                                  ----------
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 23.2%
      64,996 BCF L.L.C., 7.615%, 4/15/1999, (Series 1996-C2)          64,996
   6,019,302 Bear Stearns Mortgage Securities, Inc., 9.851%,
              9/25/2027, (Series 1996-4)                           6,337,182

(See Notes to Portfolios of Investments)

MARSHALL FUNDS

--------------------------------------------------------------------------------
 GOVERNMENT INCOME FUND (continued)

 ----------------------------------------------------------------------------
  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
  $2,904,222 Chase Mortgage Finance Corp., 6.25%, 11/25/2009,
              (Series 1993-M, Cl-A6)                               $2,934,469
  13,400,000 Federal Home Loan Mortgage Corp., 8.00%, 6/15/2023,
              REMIC (Series 1748-B)                                14,282,792
   3,542,151 Federal National Mortgage Association, 6.10%,
              9/25/2004, REMIC (Series 1992-179-E)                  3,543,957
   2,200,775 GE Capital Mortgage Services, Inc. 1997-6, 9.00%,
              7/25/2027                                             2,261,234
   5,924,300 IMC Excess Cashflow Securities Trust 1997-A, 7.41%,
              11/26/2028                                            5,942,843
   1,986,682 Independent National Mortgage Corp., 7.25%,
              11/25/2010, (Series 1995-M-A2)                        2,013,476
   6,450,000 Independent National Mortgage Corp., 7.50%,
              9/25/2025, (Series 1995-M-C)                          6,609,785
   2,167,658 Norwest Asset Securities Corp. 1997-12, 7.10%,
              7/25/2005                                             2,165,241
   4,992,825 Prudential Home Mortgage Securities 1992-B, 7.40%,
              5/25/2007                                             4,992,825
  10,000,000 Residential Funding Mortgage Securities I 1997-S7,
              7.50%, 5/25/2027                                     10,286,299
   3,618,813 Saxon Mortgage Securities Corp. 1993-10, 5.68%,
              11/25/2023                                            3,595,599
                                                                   ----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (identified cost $70,116,431)                        65,030,698
                                                                   ----------
             COMMERCIAL MORTGAGE BACKED
              SECURITIES -- 15.1%
   1,658,000 Chase Commercial Mortgage Securities Corp., 6.60%,
              11/19/2007, (Series 1997-2)                           1,736,597
   3,300,000 DLJ Commercial Mortgage Corp., 6.568%, 12/8/2000,
              (Series 1998-STFA)                                    3,300,000
   1,150,000 GMAC Commercial Mortgage Secuities, Inc., 6.853%,
              9/15/2006, (Series 1997-C1)                           1,206,931
   5,500,000 GMAC Commercial Mortgage Securities, Inc., 6.566%,
              11/15/2007, (Series
              1997-C2)                                              5,685,543
   6,000,000  GMAC Commercial Mortgage Securities, Inc., 6.42%, 5/15/2035,
              (Series 1998-C2) 6,109,680
   8,955,000 Merrill Lynch Mortgage Investors, Inc., 6.540%,
              12/10/2029, (Series
              1997-C2)                                              9,249,754
   6,500,000 Nomura Asset Securities Corp., 6.769%, 3/17/2028,
              (Series 1998-D6)                                      6,955,163

 ------------------------------------------------------------------------------
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE BACKED
               SECURITIES (continued)
  $ 8,000,000 Nomura Depositor Trust Commercial Mortgage Pass-Thru
               1998-ST I Floating Rate Note, 6.061%, 1/15/2003       $8,006,240
                                                                     ----------
              TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
               (identified cost $25,772,371)                         42,249,908
                                                                     ----------
              MORTGAGE BACKED SECURITIES -- 72.4%
              FEDERAL HOME LOAN MORTGAGE
               CORPORATION -- 28.9%
    7,365,772 7.00%, 11/1/2009                                        7,542,992
    5,209,915 7.00%, 5/1/2027                                         5,307,601
   35,000,000 7.00%, TBA                                             35,656,250
    4,665,732 7.50%, 5/1/2024                                         4,837,804
    5,335,877 8.00%, 2/1/2010                                         5,532,664
    5,285,842 8.00%, 4/1/2008                                         5,480,783
    5,687,822 8.00%, 4/1/2026                                         5,890,422
      773,717 8.00%, 8/1/2025                                           801,525
      743,986 8.50%, 2/1/2009                                           770,725
    3,709,670 8.50%, 9/1/2024                                         3,870,818
       16,935 8.75%, 4/1/2001                                            17,320
      413,491 9.00%, 5/1/2017                                           440,496
    4,520,435 9.00%, 6/1/2019                                         4,803,957
        5,225 9.50%, 2/1/2001                                             5,363
        8,715 10.50%, 10/1/2000                                           8,901
                                                                     ----------
              Total                                                  80,967,621
                                                                     ----------
              FEDERAL NATIONAL MORTGAGE
               ASSOCIATION -- 15.0%
   30,000,000 (h)6.00%, TBA                                          29,578,200
    5,273,499 6.34%, 2/1/2008                                         5,498,572
    2,280,694 8.00%, 5/1/2025                                         2,377,624
      931,638 8.00%, 8/1/2007                                           958,134
      943,508 8.50%, 3/1/2023                                           989,136
      416,541 11.00%, 6/1/2020                                          466,613
      223,212 11.50%, 10/1/2015                                         251,663
    1,020,794 11.50%, 5/20/2021                                       1,185,999
      746,804 11.50%, 7/1/2006                                          813,763
                                                                     ----------
              Total                                                  42,119,704
                                                                     ----------
              GOVERNMENT NATIONAL MORTGAGE
               ASSOC. -- 28.5%
   35,000,000 6.50%, TBA                                             35,240,800
   30,000,000 (h)7.00%, TBA                                          30,628,200
    2,495,079 7.00%, 6/15/2023                                        2,559,802
      801,224 8.00%, 6/15/2022                                          828,266
      544,373 8.00%, 7/15/2022                                          562,745
      605,322 8.00%, 8/15/2022                                          625,752
    5,428,028 8.00%, 8/15/2024                                        5,633,261
      835,728 9.00%, 2/15/2020                                          896,578
    2,102,394 9.50%, 10/15/2024                                       2,290,958
      312,779 9.50%, 7/15/2019                                          340,442
      293,681 10.00%, 11/15/2020                                        323,508
        5,040 10.50%, 10/15/2000                                          5,199

(See Notes to Portfolios of Investments)

                                 August 31, 1998
                                                       PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 GOVERNMENT INCOME FUND (continued)

 -----------------------------------------------------------------------------
  Principal
  Amount     Description                                                 Value
 -----------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE
              ASSOC. (continued)
      $9,309 10.50%, 10/15/2000                                         $9,603
      17,919 11.00%, 11/15/2000                                         18,634
                                                                  ------------
             Total                                                  79,963,748
                                                                  ------------
             TOTAL MORTGAGE BACKED SECURITIES (identified cost
              $201,310,649)                                        203,051,073
                                                                  ------------
             GOVERNMENT AGENCIES -- 1.8%
   3,891,257 National Archive Facility Trust, 8.50%, 9/1/2019
              (identified cost $4,705,969)                           4,906,680
                                                                  ------------
             (I)VARIABLE RATE NOTES -- 9.0%
   5,000,000 Donaldson, Lufkin and Jenrette Securities Corp.,
              5.94%, 9/18/2002                                       4,999,435
   5,000,000 Enserch Corp. Floating Rate Note, 7.069%, 7/1/2028      4,972,000
   4,000,000 HSB Group, Inc. Floating Rate Note, 6.657%,
              10/15/1998                                             3,968,796
   7,500,000 Lehman Brothers Holdings, Inc. Floating Rate Note,
              6.206%, 9/3/2002                                       7,461,750
   4,000,000 MBNA Global Capital Securities, 6.519%, 2/1/2027        3,720,120
                                                                  ------------
             TOTAL VARIABLE RATE NOTES (identified cost
              $25,063,768)                                          25,122,101
                                                                  ------------
             TOTAL INVESTMENTS IN SECURITIES (identified cost
              $367,435,065)                                        371,851,457
                                                                  ------------
             (C)REPURCHASE AGREEMENT -- 13.6%
  38,112,578 Lehman Brothers, Inc., 5.77%, dated 8/31/1998, due
              9/1/1998 (at amortized cost)                          38,112,578
                                                                  ------------
             TOTAL INVESTMENTS (identified cost $405,547,643)     $409,964,035
                                                                  ============
------------------------------------------------------------------------------

 INTERMEDIATE TAX-FREE FUND

 -----------------------------------------------------------------------------
  Principal                                                  Credit
  Amount     Description                                  Rating(j)      Value
 -----------------------------------------------------------------------------
             LONG-TERM MUNICIPALS -- 97.8%
             ARIZONA -- 4.2%
  $1,000,000 Maricopa County, AZ Community College
              District, GO UT Bonds (Series A), 6.00%,
              7/1/2006                                        AA    $1,089,230
   1,000,000 Maricopa County, AZ School District No. 4,
              GO UT Bonds, 5.375% (FGIC INS)/(Original
              Issue Yield: 5.40%), 7/1/2009                  AAA     1,072,400

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount     Description                                   Rating(j)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             ARIZONA (continued)
  $2,000,000 Maricopa County, AZ Unified School District
              No. 41, Certificate Participation, 5.00%
              (FSA INS), 1/1/2002                             AAA    $2,074,260
                                                                     ----------
             Total                                                    4,235,890
                                                                     ----------
             ARKANSAS -- 3.8%
   2,700,000 Arkansas Development Finance Authority,
              Revenue Bonds, 5.00% (AMBAC INS)/
              (Original Issue Yield: 5.055%), 7/1/2020        AAA     2,791,125
   1,070,000 University of Arkansas, Revenue Refunding
              Bonds, 4.60%, 9/15/2004                          A1     1,097,745
                                                                     ----------
             Total                                                    3,888,870
                                                                     ----------
             CALIFORNIA -- 1.0%
   1,000,000 California Health Facilities Financing
              Authority, Refunding Revevue Bonds (Series
              A), 5.00% (Casa De Las
              Campanas)/(California Mortgage Insurance
              INS), 8/1/2004                                   A+     1,036,690
                                                                     ----------
             COLORADO -- 4.1%
   1,950,000 Castle Rock Ranch, CO Public Improvement
              Authority, Revenue Bonds, 5.70%, 12/1/2006       AA     2,127,782
   2,000,000 Jefferson County, CO School District
              NO R-001, GO UT, 5.00% (FGIC
              INS)/(Original Issue Yield: 5.22%),
              12/15/2017                                      AAA     2,016,300
                                                                     ----------
             Total                                                    4,144,082
                                                                     ----------
             FLORIDA -- 5.2%
   3,000,000 Dade County, FL, Aviation Revenue Bonds,
              5.00% (Miami International Airport)/(FSA
              INS), 10/1/2005                                 AAA     3,151,170
   2,000,000 Florida State, GO UT Bonds, 5.125%
              (Original Issue Yield: 5.25%), 7/1/2009         AA+     2,114,000
                                                                     ----------
             Total                                                    5,265,170
                                                                     ----------

(See Notes to Portfolios of Investments)

MARSHALL FUNDS

--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount     Description                                   Rating(j)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             HAWAII -- 1.1%
  $1,000,000 Hawaii State, GO UT Bonds (Series CA),
              5.50% (Original Issue Yield: 6.00%),
              1/1/2012                                         A+    $1,080,560
                                                                     ----------
             ILLINOIS -- 6.1%
   1,500,000 Arlington Heights, IL, GO UT Refunding
              Bonds (Series B), 4.55%, 12/1/2001              Aa2     1,538,100
   2,500,000 Illinois State, GO UT Bonds, 5.25% (FGIC
              INS), 9/1/2004                                  AAA     2,654,150
     800,000 Illinois State, GO UT Refunding Bonds,
              5.125% (FGIC INS)/(Original Issue Yield:
              5.15%), 12/1/2007                               AAA       854,264
   1,085,000 Waukegan, IL, GO UT Bonds, 6.40% (MBIA
              INS)/(Original Issue Yield: 6.45%),
              12/30/2004                                      AAA     1,182,455
                                                                     ----------
             Total                                                    6,228,969
                                                                     ----------
             IOWA -- 4.2%
   1,050,000 Cedar Rapids, IA, GO UT Bonds (Series B),
              5.20% (Original Issue Yield: 5.25%),
              6/1/2007                                        Aaa     1,104,128
   3,000,000 Iowa Finance Authority, Revenue Bonds,
              6.00% (Ipsco Inc.), Mandatory Tender,
              6/1/2007                                         NR     3,173,130
                                                                     ----------
             Total                                                    4,277,258
                                                                     ----------
             MARYLAND -- 2.3%
   2,190,000 Washington Suburban Sanitation District,
              MD, Refunding Bonds GO UT, 5.00%, 6/1/2007       AA     2,320,261
                                                                     ----------
             MICHIGAN -- 3.5%
   2,000,000  Roseville, MI School District, GO UT Bonds, 4.60% (FSA INS)/
              (Original Issue Yield: 4.70%), 5/1/2009         AAA     2,026,380
   1,500,000 Wayland, MI University School District, GO
              UT, 5.125% (FGIC INS), 5/1/2017                 AAA     1,519,260
                                                                     ----------
             Total                                                    3,545,640
                                                                     ----------
             MISSISSIPPI -- 3.7%
   3,600,000 Mississippi State, GO UT Bonds, 5.00%,
              6/1/2004                                         AA     3,781,044
                                                                     ----------

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount     Description                                   Rating(j)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             MISSOURI -- 1.1%
  $1,000,000 Missouri State Environmental Improvement &
              Energy Authority, Water Pollution Control
              State Revolving Fund Program Revenue Bonds
              (Series B), 6.65%, 7/1/2006                     Aa1    $1,141,110
                                                                     ----------
             NEVADA -- 1.5%
   1,500,000 Las Vegas, NV, GO LT Sewer Refunding
              Revenue Bonds (Series B), 4.875% (MBIA
              INS)/(Original Issue Yield: 5.05%),
              1/1/2006                                        AAA     1,553,940
                                                                     ----------
             NEW YORK -- 11.7%
   3,000,000 New York State Environmental Facilities
              Corp., Revenue Bonds, 4.55% (General
              Electric Capital Corp.), Mandatory Put,
              11/30/2001 @ 100                                AAA     3,071,550
   1,500,000 New York State Environmental Facilities
              Corp., Revenue Bonds, 5.70% (Original
              Issue Yield: 5.75%), 6/15/2006                  Aa2     1,637,955
   2,800,000 Onondaga County, NY, GO UT Bonds, 5.00%,
              5/1/2011                                         AA     2,874,564
   1,100,000 Oswego County, NY, GO UT, 6.70% (Original
              Issue Yield: 6.80%), 6/15/2010                    A     1,324,961
   1,100,000 Oswego County, NY, GO UT, 6.70% (Original
              Issue Yield: 6.80%), 6/15/2011                    A     1,334,410
   1,500,000 Triborough Bridge & Tunnel Authority, NY,
              Refunding Revenue Bonds, 5.50% (FGIC INS),
              1/1/2008                                        AAA     1,634,610
                                                                     ----------
             Total                                                   11,878,050
                                                                     ----------
             NORTH CAROLINA -- 3.0%
   3,000,000 Charlotte, NC, GO UT Water Utility and
              Sewer Improvements, 4.75%, 2/1/2010             AAA     3,090,570
                                                                     ----------
             OHIO -- 7.0%
   2,055,000 Cleveland, OH Parking Facilities, Revenue
              Bonds, 7.60% (United States Treasury PRF),
              9/15/2002 (@102)                                AAA     2,369,703

(See Notes to Portfolios of Investments)

                                 August 31, 1998
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount     Description                                   Rating(j)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             OHIO (continued)
  $1,125,000 Ohio HFA, Revenue Refunding Bonds, 5.05%
              (GNMA COL), 9/1/2001                            AAA    $1,153,238
   1,410,000 Ohio HFA, Revenue Refunding Bonds, 5.15%
              (GNMA COL), 9/1/2002                            AAA     1,456,163
   2,000,000 Ohio State Water Development Authority,
              Revenue Bonds, 5.00% (MBIA INS), 6/1/2009       AAA     2,101,740
                                                                     ----------
             Total                                                    7,080,844
                                                                     ----------
             OKLAHOMA -- 2.1%
   2,000,000 Oklahoma HFA, Refunding Revenue Bonds
              (Series A-3), 5.50% (Federal National
              Mortgage Association COL), 11/1/2005
              (@100)                                          AAA     2,104,480
                                                                     ----------
             SOUTH CAROLINA -- 1.1% 1,055,000 South Carolina State, GO UT Bonds
   (Series
              B), 5.625%, 7/1/2011                            AAA     1,146,669
                                                                     ----------
             SOUTH DAKOTA -- 1.6%
   1,500,000 Heartland Consumers Power District, SD,
              Refunding Revenue Bonds, 5.90% (FSA
              INS)/(Original Issue Yield: 6.00%),
              1/1/2004                                        AAA     1,626,405
                                                                     ----------
             TEXAS -- 14.7%
   1,000,000 Brazosport, TX Independent School District,
              GO UT, 5.10% (PSFG GTD), 2/15/2009              Aaa     1,046,770
   2,000,000 Garland, TX, GO LT, 4.50%, 2/15/2010 AA 2,006,060 3,470,000
   Killeen, TX Independent School District, GO
              UT Refunding Bonds, 4.75% (PSFG
              INS)/(Original Issue Yield: 4.80%),
              2/15/2010                                       AAA     3,528,088
     945,000 San Angelo, TX Independent School District,
              GO UT Bonds, 5.30% (PSFG GTD), 2/15/2007        AAA     1,009,638
   2,000,000 Tarrant County, TX Health Facilities
              Development Corp., Revenue Bonds, 5.75%
              (Texas Health Resources System)/
              (MBIA INS), 2/15/2009                           AAA     2,218,880

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount     Description                                   Rating(j)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             TEXAS (continued)
  $5,000,000 Texas State Public Finance Authority, GO UT
              Refunding Bonds, 5.00% (Original Issue
              Yield: 5.05%), 10/1/2012                         AA    $5,118,300
                                                                     ----------
             Total                                                   14,927,736
                                                                     ----------
             UTAH -- 6.2%
   1,965,000 Intermountain Power Agency, UT, Revenue
              Bonds, 6.00% (Original Issue Yield:
              6.393%), PRF, 7/1/2002 @ 102                     A+     2,139,040
   2,020,000 Jordan, UT School District, GO UT, 5.00%,
              6/15/2003                                       AAA     2,111,506
   1,000,000 Washington County, UT School District, GO
              UT, 5.00%, 3/1/2007                             AAA     1,058,860
   1,000,000 Washington County, UT School District, GO
              UT, 5.00%, 3/1/2008                             AAA     1,050,820
                                                                     ----------
             Total                                                    6,360,226
                                                                     ----------
             VIRGINIA -- 1.6%
   1,500,000 Virginia State Housing Development
              Authority, Mortgage Revenue Bonds (Series
              A1), 6.40%, 7/1/2002                            AA+     1,585,575
                                                                     ----------
             WASHINGTON -- 1.2%
   1,000,000 Port Longview, WA Industrial Development
              Corp., Solid Waste Disposal Revenue Bonds,
              6.875% (Weyerhaeuser Co.), 10/1/2008              A     1,180,890
                                                                     ----------
             WISCONSIN -- 5.8%
   1,650,000 Southeast WI, Professional Baseball Park
              District, Sales Tax Revenue Bonds, 5.45%
              (MBIA INS), 12/15/2012                          AAA     1,755,914
   1,000,000 Wisconsin Health and Educational Facilities
              Authority, Refunding Revenue Bonds, 5.125%
              (Lawrence University, WI)/(Original Issue
              Yield: 5.25%), 10/15/2018                        A3       996,210

(See Notes to Portfolios of Investments)

 MARSHALL FUNDS

--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)

 -----------------------------------------------------------------------------
  Principal
  Amount                                                   Credit
  or Shares  Description                                Rating(j)        Value
 -----------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             WISCONSIN (continued)
  $2,950,000 Wisconsin State, GO UT Bonds (Series C),
              5.30% (Original Issue Yield: 5.40%),
              5/1/2008                                      AA      $3,148,061
                                                                  ------------
             Total                                                   5,900,185
                                                                  ------------
             TOTAL LONG-TERM MUNICIPALS (identified
              cost $95,860,444)                                     99,381,114
                                                                  ------------
             MUTUAL FUNDS -- 2.6%
     674,447 Federated Tax-Free Obligations Fund                       674,447
   1,927,743 Fidelity Tax Exempt Money Market                        1,927,743
                                                                  ------------
             Total (shares at net asset value)                       2,602,190
                                                                  ------------
             (K)TOTAL INVESTMENTS (identified cost
              $98,462,634)                                        $101,983,304
                                                                  ============

--------------------------------------------------------------------------------
 MONEY MARKET FUND


 ----------------------------------------------------------------------------
  Principal
  Amount      Description                                               Value
 ----------------------------------------------------------------------------
              CERTIFICATES OF DEPOSIT -- 6.6%
              BANKING -- 6.6%
  $25,000,000 Bankers Trust Co., New York, 6.000%, 12/10/1998     $25,000,000
   50,000,000 Dauphin Deposit Bank and Trust, 5.769%, 9/2/1998     49,999,927
   17,000,000 Deutsche Bank, AG, 5.770%-6.000%, 10/22/1998-
               3/30/1999                                           16,995,306
   20,000,000 Societe Generale, New York, 5.960%-6.030%,
               10/15/1998-10/27/1998                               19,998,696
                                                                  -----------
              TOTAL CERTIFICATES OF DEPOSIT                       111,993,929
                                                                  -----------
              (G)COMMERCIAL PAPER -- 3.7%
              ASSET-BACKED -- 3.7%
   30,567,000 Broadway Capital Corp., 5.705%-5.708%, 9/10/1998-
               9/18/1998                                           30,504,019
   31,884,000 Gotham Funding Corp., 5.700%-5.725%, 9/4/1998-
               9/16/1998                                           31,838,889
                                                                  -----------
              TOTAL COMMERCIAL PAPER                               62,342,908
                                                                  -----------
              CORPORATE BONDS -- 1.8%
              BEVERAGES & FOODS -- 0.1%
    2,500,000 PepsiCo, Inc., 6.250%, 9/1/1999                       2,511,580
                                                                  -----------
              BROKER/DEALERS -- 0.7%
   11,100,000 Morgan Stanley Group, Inc., 5.625%, 3/1/1999         11,095,395
                                                                  -----------

 ------------------------------------------------------------------------------
  Principal
  Amount     Description                                                  Value
 ------------------------------------------------------------------------------
             CORPORATE BONDS (continued)
             SHORT-TERM BUSINESS CREDIT -- 1.0%
  $8,000,000 Sears Roebuck Acceptance Corp., 5.600%, 11/30/1998      $7,993,277
   8,785,000 Sears, Roebuck & Co., 8.450%, 11/1/1998                  8,819,674
                                                                    -----------
             Total                                                   16,812,951
                                                                    -----------
             TOTAL CORPORATE BONDS                                   30,419,926
                                                                    -----------
             CORPORATE NOTES -- 6.2%
             ASSET-BACKED -- 0.9%
  15,000,000 Sigma Finance, 5.890%, 5/5/1999                         15,000,000
                                                                    -----------
             BROKER/DEALERS -- 1.2%
   6,000,000 Lehman Brothers Holdings, Inc., 7.120%, 7/30/1999        6,071,667
   5,000,000 Merrill Lynch & Co., Inc., 5.938%, 5/25/1999             5,009,857
  10,000,000 Republic National Bank of New York, 5.756%, 9/1/1998    10,000,000
                                                                    -----------
             Total                                                   21,081,524
                                                                    -----------
             FOREST PRODUCTS -- 1.3%
  22,000,000 (b)Willamette Industries, Inc., 5.718%, 10/1/1998       22,000,000
                                                                    -----------
             PERSONAL CREDIT -- 1.2%
  15,000,000 General Motors Acceptance Corp., 5.568%, 9/21/1998      14,999,432
   5,800,000 General Motors Acceptance Corp., 5.650%, 10/13/1998      5,797,867
                                                                    -----------
             Total                                                   20,797,299
                                                                    -----------
             SHORT-TERM BUSINESS CREDIT -- 1.5%
  25,000,000 CIT Group Holdings, Inc., 5.560%, 2/22/1999             24,993,040
                                                                    -----------
             TRANSPORTATION -- 0.1%
   2,000,000 McDonnell Douglas Finance Corp., 6.750%, 9/17/1999       2,020,140
                                                                    -----------
             TOTAL CORPORATE NOTES                                  105,892,003
                                                                    -----------
             GOVERNMENTS/AGENCIES -- 0.5%
             FOREIGN BANKS -- 0.5%
   8,700,000 African Development Bank, 6.750%, 7/30/1999              8,771,718
                                                                    -----------
             (I)VARIABLE RATE NOTES -- 71.9%
             ASSET-BACKED -- 10.2%
  62,000,000 Liberty Lighthouse US Capital Co., 5.710%, 1/15/1999    62,000,000
  60,000,000 Restructured Asset Certificates Enhanced Return
              Series, 1998 MM 8 3 Variable Rate Note (144A),
              dated 8/28/1998, due 1/20/1999                         60,000,000
  50,000,000 Triangle Funding Ltd., 5.691%, 11/15/1998               50,000,000
                                                                    -----------
             Total                                                  172,000,000
                                                                    -----------
             BANKING -- 7.6%
  25,000,000 Bankers Trust Co., New York, 5.590%, 6/4/1999           24,986,727
  25,000,000 Bankers Trust Co., New York, 5.668%, 11/19/1998         24,998,243
   8,000,000 First USA Bank, 5.978%, 10/30/1998                       8,004,318

(See Notes to Portfolios of Investments)

                                 August 31, 1998
                                                       PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 MONEY MARKET FUND (continued)


 ------------------------------------------------------------------------------
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              (I)VARIABLE RATE NOTES (continued)
              BANKING (continued)
   45,000,000 NationsBank Corp., 5.638%, 9/12/1998                   45,000,000
  $25,000,000 PNC Bank Corp., 5.600%, 9/2/1998                      $24,998,595
                                                                    -----------
              Total                                                 127,987,883
                                                                    -----------
              BROKER/DEALERS -- 15.1%
   30,000,000 Bear Stearns Cos., Inc., (Ser B), 5.638%,
               11/12/1998                                            30,000,000
   20,000,000 Bear Stearns Cos., Inc., 5.639%, 11/26/1998            20,000,000
    5,000,000 (b)Donaldson, Lufkin and Jenrette Securities Corp.,
               Master Note, 5.736%, 9/1/1998                          5,000,000
   71,200,000 (b)Goldman Sachs & Co., 5.691%, 9/26/1998 71,200,000 10,000,000
   Lehman Brothers Holdings, Inc., 5.720%, 9/2/1998 10,001,207 30,000,000
   Merrill Lynch & Co., Inc., (Series B), 5.710%,
               10/11/1998                                            30,000,000
   15,000,000 Merrill Lynch & Co., Inc., (Series B), 5.698%,
               9/10/1998                                             15,001,949
   35,000,000 Morgan Stanley, Dean Witter & Co., (Series C),
               5.638%, 10/15/1998                                    35,000,000
  $40,000,000 Salomon Brothers, Inc., 5.728%, 10/21/1998            $40,000,000
                                                                    -----------
              Total                                                 256,203,156
                                                                    -----------
              INSURANCE -- 21.8%
   25,000,000 (b)Combined Insurance Corp. of America, 5.678%,
               9/16/1998                                             25,000,000
   20,000,000 (b)Combined Insurance Corp. of America, 5.768%,
               11/3/1998                                             20,000,000
   10,000,000 (b)Commonwealth Life Insurance, 5.840%, 10/1/1998      10,000,000
   40,000,000 (b)Commonwealth Life Insurance, 5.840%, 9/1/1998       40,000,000
   60,000,000 (b)General American Life Insurance Co., 5.856%,
               9/1/1998                                              60,000,000
   50,000,000 (b)Jackson National Life Insurance Co., 5.700%,
               11/1/1998                                             50,000,000
   60,000,000 (b)Transamerica Life Insurance and Annuity Co.,
               5.709%, 10/4/1998                                     60,000,000
   15,000,000 (b)Transamerica Occidental Life Insurance Co.,
               5.729%, 11/5/1998                                     15,000,000
   50,000,000 (b)Travelers Insurance Company, 5.729%, 10/1/1998      50,000,000
   40,000,000 (b)Western National Life Insurance Co., 5.688%,
               11/18/1998                                            40,000,000
                                                                    -----------
              Total                                                 370,000,000
                                                                    -----------

 ------------------------------------------------------------------------------
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              (I)VARIABLE RATE NOTES (continued)
              LEASING -- 3.3%
  $10,000,000 General Electric Capital Corp., 5.668%,
               10/9/1998                                            $10,000,116
   15,000,000 PHH Corp., 5.588%, 9/10/1998                           14,997,988
   30,000,000 PHH Corp., 5.590%, 11/10/1998                          29,993,472
                                                                 --------------
              Total                                                  54,991,576
                                                                 --------------
              PERSONAL CREDIT -- 8.8%
   20,000,000 American Honda Finance Corp., 5.688%, 10/19/1998       20,000,000
   50,000,000 American Honda Finance Corp., 5.688%, 10/20/1998       50,000,000
   39,000,000 General Motors Acceptance Corp., 5.628%,
               11/12/1998                                            38,997,942
   15,000,000 General Motors Acceptance Corp., 5.813%,
               11/6/1998                                             15,004,384
   25,000,000 Household Finance Corp., 5.788%, 9/4/1998              25,027,421
                                                                 --------------
              Total                                                 149,029,747
                                                                 --------------
              SHORT-TERM BUSINESS CREDIT -- 4.5% 5,000,000 Deere (John) Capital
    Corp., (Series C), 5.688%,
               10/8/1998                                              5,000,214
   72,000,000 (b)Heller Financial, Inc., 5.688%, 9/1/1998            72,000,000
                                                                 --------------
              Total                                                  77,000,214
                                                                 --------------
              UTILITIES -- 0.6%
   10,000,000 (b)Wisconsin Public Service, 5.606%, 9/2/1998          10,000,000
                                                                 --------------
              TOTAL VARIABLE RATE NOTES                           1,217,212,576
                                                                 --------------
              TOTAL INVESTMENTS IN SECURITIES                     1,536,633,060
                                                                 --------------
              (C)REPURCHASE AGREEMENT -- 8.9%
  150,713,239 Lehman Brothers, Inc., 5.770%, dated 8/31/1998,
               due 9/1/1998                                         150,713,239
                                                                 --------------
              TOTAL INVESTMENTS (at amortized cost)              $1,687,346,299
                                                                 ==============

(See Notes to Portfolios of Investments)

 NOTES TO PORTFOLIOS OF INVESTMENTS
(a) Certain shares or principal amounts on loan to broker.
(b) Securities exempt from registration under the Securities Act of 1933, as amended and may only be sold to dealers and other exempt investors. These securities have been determined to be liquid according to guidelines established by the board of directors.
(c) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at date of the portfolio.
(d) Non-income producing.
(e) Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
(f) Denotes a restricted security which is subject to restrictions on resale under Federal and International Securities laws. At the end of the period, these securities amounted to $2,419,508 and $3,155,781 which represents 1.1% and 1.1% of Marshall International Stock Fund and Marshall Government
    Income Fund net assets, respectively.
(g) Each issue shows the rate of discount at the time of purchase. (h) Includes securities subject to dollar roll transactions.
(i) Current rate and next demand date shown.
(j) Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.
(k) Securities that are subject to alternative minimum tax represent 11.4% of Intermediate Tax-Free Fund's portfolio as calculated based upon total portfolio market value.

--------------------------------------------------------------------------------

The following abbreviations are used in these portfolios:

ADR--American Depositary Receipt  INS--Insured
AMBAC--American Municipal Bond    LT--Limited Tax
    Assurance Corporation         MBIA--Municipal Bond Investors
COL--Collateralized               Insurance
FGIC--Financial Guaranty          PLC--Public Limited Company
    Insurance Company             PRF--Prerefunded
FSA--Financial Security           PSFG--Permanent School Fund
    Assurance                     Guarantee
GO--General Obligation            REMIC--Real Estate Mortgage
GDR--Global Depositary Receipt    Investment Conduit
GNMA--Government National         TBA--To Be Announced
    Mortgage Association          UT--Unlimited Tax
GTD--Guaranteed
HFA--Housing Finance Authority

--------------------------------------------------------------------------------

                                           NET UNREALIZED     GROSS         GROSS
                              COST OF      APPRECIATION/   UNREALIZED    UNREALIZED
                            INVESTMENTS    (DEPRECIATION) APPRECIATION  DEPRECIATION
                          FOR FEDERAL TAX   FOR FEDERAL    FOR FEDERAL   FOR FEDERAL    TOTAL NET
MARSHALL FUNDS               PURPOSES      TAX PURPOSES   TAX PURPOSES  TAX PURPOSES     ASSETS**
--------------            ---------------  -------------- ------------- ------------- --------------
Equity Income Fund        $  410,912,561    $ 35,195,706   $60,623,333   $25,427,627  $  458,864,786
Large-Cap Growth &
 Income Fund                 207,627,262      64,364,486    72,331,903     7,967,417     274,821,404
Mid-Cap Value Fund           122,682,047       4,270,140    13,182,340     8,912,200     134,619,810
Mid-Cap Growth Fund          186,354,511      (7,062,113)   20,791,154    27,853,267     187,388,415
International Stock Fund     214,087,177       8,831,354    43,598,173    34,766,819     225,248,510
Small-Cap Growth Fund         97,008,623     (15,663,647)    3,704,719    19,368,366      79,858,005
Short-Term Income Fund       145,513,403       1,022,465     1,356,343       333,878     133,186,149
Intermediate Bond Fund       598,962,156       9,489,521    11,136,008     1,646,487     589,669,027
Government Income Fund       405,547,643       4,416,392     4,695,983       279,591     280,312,614
Intermediate Tax-Free
 Fund                         98,462,634       3,520,670     3,520,670            --     101,592,112
Money Market Fund          1,687,346,299*             --            --            --   1,693,941,745

 *At amortized cost.
**The categories of investments are shown as a percentage of net assets at August 31, 1998.

(See Notes which are an integral part of the Financial Statements)

August 31, 1998
 STATEMENTS OF ASSETS AND LIABILITIES


                          ------------ ------------ ------------ ------------  ------------
                             EQUITY     LARGE-CAP     MID-CAP      MID-CAP     INTERNATIONAL
                             INCOME      GROWTH &      VALUE        GROWTH         STOCK
                              FUND     INCOME FUND      FUND         FUND          FUND
                          ------------ ------------ ------------ ------------  -------------
ASSETS:
  Investments in
   securities, at value   $411,603,256 $246,241,166 $113,467,655 $169,166,331  $222,918,531
  Investments in
   repurchase agreements    34,505,011   25,750,582   13,484,532   10,126,067            --
  Short term investments
   held as collateral
   for securities
   lending                 129,708,215   82,751,578   31,496,810   59,647,896    46,808,306
  Cash                              --           --       22,370       27,360            --
  Cash denominated in
   foreign currencies
   (at cost, $1,242,161)            --           --           --           --     1,258,746
  Income receivable          1,673,177      444,813      272,072       46,343     1,768,198
  Receivable for
   investments sold         31,298,315    4,228,795   12,407,534   11,837,488     4,536,308
  Receivable for capital
   stock sold                   93,833       20,292       48,544      304,711        60,910
  Net Receivable for
   forward foreign
   currency exchange
   contracts                        --           --           --           --        58,067
  Deferred expenses                 --           --           --        1,790         6,650
  Deferred
   organizational costs             --           --           --           --         5,986
                          ------------ ------------ ------------ ------------  ------------
   Total assets            608,881,807  359,437,226  171,199,517  251,157,986   277,421,702
                          ------------ ------------ ------------ ------------  ------------
LIABILITIES:
  Payable to Bank               85,394       23,849           --           --        86,126
  Income distribution
   payable                          --           --           --           --            --
  Payable for
   investments purchased    17,896,910           --    4,062,257    1,595,474     4,148,886
  Payable for capital
   stock redeemed            1,698,189      415,206      836,585    2,095,590       503,725
  Payable on collateral
   due to broker           129,708,215   82,751,578   31,496,810   59,647,896    46,808,306
  Payable for daily
   variation margin                 --    1,039,500           --      154,000            --
  Payable for dollar
   roll transactions                --           --           --           --            --
  Net payable for
   forward foreign
   currency exchange
   contracts                        --           --           --           --            --
  Accrued expenses             628,313      385,689      184,055      276,611       626,149
                          ------------ ------------ ------------ ------------  ------------
   Total liabilities       150,017,021   84,615,822   36,579,707   63,769,571    52,173,192
                          ------------ ------------ ------------ ------------  ------------
NET ASSETS CONSIST OF:
  Paid-in-capital          389,898,889  197,692,483  118,368,222  181,485,509   212,074,457
  Net unrealized
   appreciation
   (depreciation) on
   investments,
   collateral, futures
   contracts and foreign
   currency translation     35,195,706   62,729,150    4,460,675   (6,644,928)    8,954,752
  Accumulated net
   realized gain (loss)
   on investments,
   futures contracts and
   foreign currency
   transactions             33,122,656   14,155,075   11,419,109   12,547,834      (365,671)
  Undistributed net
   investment income           647,535      244,696      371,804           --     4,584,972
                          ------------ ------------ ------------ ------------  ------------
   Total Net Assets       $458,864,786 $274,821,404 $134,619,810 $187,388,415  $225,248,510
                          ------------ ------------ ------------ ------------  ------------
NET ASSET VALUE,
 Offering Price and
 Redemption Proceeds Per
 Share:
  Class A Shares                $14.17       $13.24       $10.25       $11.95        $11.54
  Class B Shares                    --           --           --           --            --
                          ------------ ------------ ------------ ------------  ------------
SHARES OUTSTANDING:
  Class A Shares            32,384,473   20,750,695   13,133,135   15,682,137    19,519,077
  Class B Shares                    --           --           --           --            --
                          ------------ ------------ ------------ ------------  ------------
   Total shares
    outstanding ($0.0001
    par value)              32,384,473   20,750,695   13,133,135   15,682,137    19,519,077
                          ============ ============ ============ ============  ============
  Investments, at
   identified cost        $410,912,561 $207,531,419 $122,491,512 $185,636,225  $213,978,954
                          ============ ============ ============ ============  ============
  Investments, at tax
   cost                   $410,912,561 $207,627,262 $122,682,047 $186,354,511  $214,087,177
                          ============ ============ ============ ============  ============

 (See Notes which are an integral part of the Financial Statements)


                                 MARSHALL FUNDS

-----------   ------------  ------------  ------------  -----------  --------------
 SMALL-CAP     SHORT-TERM   INTERMEDIATE   GOVERNMENT   INTERMEDIATE     MONEY
  GROWTH         INCOME         BOND         INCOME       TAX-FREE       MARKET
   FUND           FUND          FUND          FUND          FUND          FUND
-----------   ------------  ------------  ------------  ------------ --------------
$72,400,356   $130,529,515  $546,149,057  $371,851,457  $101,983,304 $1,536,633,060
  8,944,620     16,006,353    62,302,620    38,112,578            --    150,713,239
         --             --    58,878,750            --            --             --
     25,858             --       155,620            --         6,943             --
         --             --            --            --            --             --
     14,934      1,044,537     6,358,201     2,390,840     1,378,055     14,472,267
     51,971             --    15,859,333   130,939,258     1,960,576             --
    577,394         88,401       185,361        81,298            --        460,805
         --             --            --            --            --             --
         --             --            --            --         1,763        200,000
     22,501             --            --            --         1,616             --
-----------   ------------  ------------  ------------  ------------ --------------
 82,037,634    147,668,806   689,888,942   543,375,431   105,332,257  1,702,479,371
-----------   ------------  ------------  ------------  ------------ --------------
         --        429,879            --       576,118            --         43,334
         --        331,282     1,733,765       558,680       322,705      6,849,211
    245,600     13,565,457    38,701,304   201,819,768     2,929,902             --
  1,647,629         38,023       467,819       238,363       410,820        833,517
         --             --    58,878,750            --            --
     98,775             --            --            --            --             --
         --             --            --    59,579,062            --             --
         --             --            --            --            --             --
    187,625        118,016       438,277       290,826        76,718        811,564
-----------   ------------  ------------  ------------  ------------ --------------
  2,179,629     14,482,657   100,219,915   263,062,817     3,740,145      8,537,626
-----------   ------------  ------------  ------------  ------------ --------------
 95,334,302    137,022,819   601,920,571   277,510,971    97,576,723  1,693,941,745
(15,753,713)     1,022,465     9,489,521     4,416,392     3,520,670             --
    277,416     (4,859,135)  (21,741,065)   (1,614,749)      491,210             --
         --             --            --            --         3,509             --
-----------   ------------  ------------  ------------  ------------ --------------
$79,858,005   $133,186,149  $589,669,027  $280,312,614  $101,592,112 $1,693,941,745
-----------   ------------  ------------  ------------  ------------ --------------
      $9.82          $9.61         $9.60         $9.70        $10.33          $1.00
         --             --            --            --            --          $1.00
-----------   ------------  ------------  ------------  ------------ --------------
  8,133,014     13,855,829    61,409,724    28,890,168     9,830,378  1,588,816,988
         --             --            --            --            --    105,124,757
-----------   ------------  ------------  ------------  ------------ --------------
  8,133,014     13,855,829    61,409,724    28,890,168     9,830,378  1,693,941,745
===========   ============  ============  ============  ============ ==============
$96,721,700   $145,513,403  $598,962,156  $405,547,643   $98,462,634 $1,687,346,299
===========   ============  ============  ============  ============ ==============
$97,008,623   $145,513,403  $598,962,156  $405,547,643   $98,462,634 $1,687,346,299
===========   ============  ============  ============  ============ ==============

Year Ended August 31, 1998
 STATEMENTS OF OPERATIONS

                            -------      -------      -------      -------       --------
                            EQUITY      LARGE-CAP                  MID-CAP     INTERNATIONAL
                            INCOME      GROWTH &      MID-CAP       GROWTH         STOCK
                             FUND      INCOME FUND  VALUE FUND       FUND          FUND
                            -------      -------      -------      -------       --------
INVESTMENT INCOME:
 Interest income          $ 2,565,306  $  786,334   $   600,059  $    536,936  $  1,881,204
 Dividend income           12,691,667   4,133,116     3,068,199       427,538     6,890,632(a)
                          -----------  ----------   -----------  ------------  ------------
   Total income            15,256,973   4,919,450     3,668,258       964,474     8,771,836
                          -----------  ----------   -----------  ------------  ------------
EXPENSES:
 Investment advisory fee    3,596,326   2,284,566     1,245,164     1,676,595     2,504,141
 Directors' fees                2,190       2,555         2,920         2,920         5,001
 Administrative fees          403,594     256,720       139,888       188,403       211,050
 Custodian fees                80,791      60,206        39,044        48,359        98,637
 Portfolio accounting
  fees                        102,365      84,906        50,366        67,450        81,334
 Transfer and dividend
  disbursing agent fees
  and expenses                119,056     122,003        72,500        95,585        86,360
 Shareholder services
  fees                      1,198,775     761,522       415,055       558,865       626,035
 Registration fees             43,746      34,579        37,911        30,394        23,028
 Auditing fees                 12,722      14,600        13,140        12,775        18,211
 Legal fees                     2,990       6,205         5,110         4,552         6,257
 Printing and postage          11,883       9,855         9,855         9,113        19,148
 Insurance premiums             3,650       3,760         3,103         3,650         3,954
 Distribution services
  fees                             --          --            --            --            --
 Taxes                         35,309      21,354        21,343        15,330        20,197
 Miscellaneous                 16,674      28,771        16,997        25,747        39,519
                          -----------  ----------   -----------  ------------  ------------
   Total expenses           5,630,071   3,691,602     2,072,396     2,739,738     3,742,872
                          -----------  ----------   -----------  ------------  ------------
DEDUCT--
 Waiver of investment
  advisory fee                     --          --            --            --            --
 Waiver of shareholder
  services fees                    --          --            --            --            --
                          -----------  ----------   -----------  ------------  ------------
   Total Waivers                   --          --            --            --            --
                          -----------  ----------   -----------  ------------  ------------
NET EXPENSES                5,630,071   3,691,602     2,072,396     2,739,738     3,742,872
                          -----------  ----------   -----------  ------------  ------------
NET INVESTMENT INCOME
 (NET OPERATING LOSS)       9,626,902   1,227,848     1,595,862    (1,775,264)    5,028,964
                          -----------  ----------   -----------  ------------  ------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS,
 COLLATERAL, FOREIGN
 CURRENCY AND FUTURES
 CONTRACTS:
 Net realized gain
  (loss) on investment
  transactions
  (identified cost
  basis)                   40,283,486  18,456,573    11,719,164    17,091,286       309,389
 Net realized (loss) on
  foreign currency
  transactions                     --          --            --            --      (233,199)
 Net realized gain
  (loss) on futures
  contracts (identified
  cost basis)                      --    (844,292)           --       264,890            --
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments,
  collateral, futures
  contracts and foreign
  currency translation    (23,760,894) (9,032,687)  (16,549,975)  (36,178,485)  (29,288,960)
                          -----------  ----------   -----------  ------------  ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS,
 COLLATERAL, FOREIGN
 CURRENCY AND FUTURES
 CONTRACTS                 16,522,592   8,579,594    (4,830,811)  (18,822,309)  (29,212,770)
                          -----------  ----------   -----------  ------------  ------------
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS               $26,149,494  $9,807,442   $(3,234,949) $(20,597,573) $(24,183,806)
                          ===========  ==========   ===========  ============  ============

(a)Net of Foreign taxes withheld of $629,053.
(b)Net of dollar roll interest expense of $2,707,822.

(See Notes which are an integral part of the Financial Statements)

                                 MARSHALL FUNDS

------------     -------      -------       -------        -------      -------
 SMALL-CAP     SHORT-TERM   INTERMEDIATE  GOVERNMENT     INTERMEDIATE    MONEY
   GROWTH        INCOME         BOND        INCOME         TAX-FREE     MARKET
    FUND          FUND          FUND         FUND            FUND        FUND
------------     -------      -------       -------        -------      -------
$    322,759   $ 9,721,611  $34,860,237   $17,620,192(b)  $4,590,861  $89,421,706
      30,948            --           --            --             --           --
------------   -----------  -----------   -----------     ----------  -----------
     353,707     9,721,611   34,860,237    17,620,192      4,590,861   89,421,706
------------   -----------  -----------   -----------     ----------  -----------

     857,023       846,144    3,105,550     1,833,350        570,658    7,729,527
       1,460         2,555        2,920         3,650          3,752        2,920

     102,843       118,980      435,828       205,934         80,183    1,302,763
      20,791        28,205       81,759        51,900         23,022      165,591
      46,568        28,022      107,481        67,450         50,836      162,980


      61,442        38,976       52,892        72,174         36,222      172,902
     214,256       352,560    1,293,979       611,116        237,774      309,182

      18,318         7,795       26,785        27,899         15,592      103,633
      12,410        15,504       14,965        14,600         13,071       16,060
       2,920         6,205        1,997         4,015          5,971        9,831
       7,589        11,535       10,757        10,585          8,528       18,674
       2,920         3,346        4,211         3,650          3,088       10,392
          --            --           --            --             --      274,102
       6,760        14,407       38,925        18,716          6,099      124,552
      13,593         1,460       26,221        21,955          7,641       25,552
------------   -----------  -----------   -----------     ----------  -----------
   1,368,893     1,475,694    5,204,270     2,946,994      1,062,437   10,428,661
------------   -----------  -----------   -----------     ----------  -----------


          --      (451,276)    (333,362)     (272,859)      (266,927)  (3,846,385)

          --      (324,355)  (1,190,461)     (562,227)      (218,752)          --
------------   -----------  -----------   -----------     ----------  -----------
          --      (775,631)  (1,523,823)     (835,086)      (485,679)  (3,846,385)
------------   -----------  -----------   -----------     ----------  -----------
   1,368,893       700,063    3,680,447     2,111,908        576,758    6,582,276
------------   -----------  -----------   -----------     ----------  -----------
  (1,015,186)    9,021,548   31,179,790    15,508,284      4,014,103   82,839,430
------------   -----------  -----------   -----------     ----------  -----------






   3,744,474   (1,166,498)    1,740,828     1,854,374        825,890           --


          --            --           --            --             --           --


    (200,587)           --           --            --             --           --






 (23,578,293)      619,229    7,755,997     3,216,704      1,904,633           --
------------   -----------  -----------   -----------     ----------  -----------



 (20,034,406)     (547,269)   9,496,825     5,071,078      2,730,523           --
------------   -----------  -----------   -----------     ----------  -----------

$(21,049,592)  $ 8,474,279  $40,676,615   $20,579,362     $6,744,626  $82,839,430
============   ===========  ===========   ===========     ==========  ===========


 STATEMENTS OF CHANGES IN NET ASSETS



                         --------------------------  --------------------------  --------------------------
                                  EQUITY                     LARGE-CAP
                                  INCOME                  GROWTH & INCOME                 MID-CAP
                                   FUND                        FUND                     VALUE FUND
                         --------------------------  --------------------------  --------------------------
                             Year          Year          Year          Year          Year          Year
                            Ended         Ended         Ended         Ended         Ended         Ended
                          August 31,    August 31,    August 31,    August 31,    August 31,    August 31,
                             1998          1997          1998          1997          1998          1997
                         ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS--
 Net investment income
  (net operating loss)   $  9,626,902  $  6,060,269  $  1,227,848  $  1,955,944  $  1,595,862  $  1,995,035
 Net realized gain
  (loss) on investment
  transactions             40,283,486    21,575,654    18,456,573    19,212,749    11,719,164    23,414,759
 Net realized gain
  (loss) on foreign
  currency transactions            --            --            --            --            --            --
 Net realized gain
  (loss) on futures
  contracts                        --            --      (844,292)      439,089            --        61,447
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments,
  collateral, futures
  contracts and foreign
  currency translation    (23,760,894)   39,482,101    (9,032,687)   52,299,522   (16,549,975)   18,167,215
                         ------------  ------------  ------------  ------------  ------------  ------------
  Change in net assets
   resulting from
   operations              26,149,494    67,118,024     9,807,442    73,907,304    (3,234,949)   43,638,456
                         ------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS--
 Dividends to
  shareholders from
  net investment income    (9,687,514)   (5,919,458)   (1,128,306)   (2,297,758)   (1,713,554)   (2,184,196)
 Distributions to
  shareholders from net
  realized gain on
  investments             (27,002,639)  (13,127,663)  (23,055,255)  (35,001,329)  (21,031,640)  (28,282,066)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Change in net assets
   from distributions to
   shareholders           (36,690,153)  (19,047,121)  (24,183,561)  (37,299,087)  (22,745,194)  (30,466,262)
                         ------------  ------------  ------------  ------------  ------------  ------------
CAPITAL STOCK
 TRANSACTIONS--
 Proceeds from sale of
  shares                  212,523,763   146,405,603    59,962,072    40,678,770    57,448,236    27,454,375
 Net asset value of
  shares issued
  to shareholders in
  payment
  of distributions
  declared                 29,988,247     8,266,120    23,601,015    28,520,410    21,339,106    17,779,222
 Cost of shares redeemed (104,836,067)  (44,415,622)  (63,972,861)  (87,783,174)  (63,330,825) (108,327,995)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Change in net assets
   from capital stock
   transactions           137,675,943   110,256,101    19,590,226   (18,583,994)   15,456,517   (63,094,398)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Change in net assets    127,135,284   158,327,004     5,214,107    18,024,223   (10,523,626)  (49,922,204)
NET ASSETS:
 Beginning of period      331,729,502   173,402,498   269,607,297   251,583,074   145,143,436   195,065,640
                         ------------  ------------  ------------  ------------  ------------  ------------
 End of period           $458,864,786  $331,729,502  $274,821,404  $269,607,297  $134,619,810  $145,143,436
                         ============  ============  ============  ============  ============  ============
Undistributed net
 investment
 income included in net
 assets at end of period $    647,535  $    708,147  $    244,696  $    145,154  $    371,804  $    489,724
                         ============  ============  ============  ============  ============  ============
Net gain (loss) as
 computed for federal
 tax purposes            $ 40,283,486  $ 21,559,963  $ 15,866,698  $ 19,705,533  $ 11,887,632  $ 23,476,206
                         ============  ============  ============  ============  ============  ============

*For the period from September 3, 1996 (date of initial public investment) to
 August 31, 1997.
(See Notes which are an integral part of the Financial Statements)


                                 MARSHALL FUNDS


 --------------------------  --------------------------  ------------------------  --------------------------
                                                                                          SHORT-TERM
          MID-CAP                  INTERNATIONAL                SMALL-CAP                   INCOME
        GROWTH FUND                 STOCK FUND                 GROWTH FUND                   FUND

 --------------------------  --------------------------  ------------------------  --------------------------
     Year          Year          Year          Year         Year        Period         Year          Year
    Ended         Ended         Ended         Ended         Ended        Ended        Ended         Ended
  August 31,    August 31,    August 31,    August 31,   August 31,   August 31,    August 31,    August 31,
     1998          1997          1998          1997         1998         1997*         1998          1997
 ------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------



 $ (1,775,264) $   (891,593) $  5,028,964  $  3,347,648  $(1,015,186) $  (347,801) $  9,021,548  $  7,930,182

   17,091,286    22,473,728       309,389     4,406,045    3,744,474      487,900    (1,166,498)     (434,668)

           --            --      (233,199)      718,647           --           --            --            --

      264,890       636,447            --            --     (200,587)      94,291            --            --




  (36,178,485)    8,132,461   (29,288,960)   27,902,734  (23,578,293)   7,824,580       619,229     1,053,138
 ------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------

  (20,597,573)   30,351,043   (24,183,806)   36,375,074  (21,049,592)   8,058,970     8,474,279     8,548,652
 ------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------


           --            --    (3,675,610)   (3,691,414)          --           --    (9,021,548)   (7,930,182)

  (23,952,792)  (13,454,023)   (4,959,734)   (1,303,354)  (2,485,675)          --            --            --
 ------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------

  (23,952,792)  (13,454,023)   (8,635,344)   (4,994,768)  (2,485,675)          --    (9,021,548)   (7,930,182)
 ------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------

   99,091,260    81,363,769   163,353,256    97,240,204   76,581,765   58,053,558    68,282,147    89,532,721


   23,567,478     7,216,847     6,828,038     2,303,869    2,464,966           --     4,343,981     3,439,474
  (87,703,412)  (51,730,069) (138,963,126)  (47,857,918) (32,078,052)  (9,687,935)  (87,673,401)  (45,656,058)
 ------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------

   34,955,326    36,850,547    31,218,168    51,686,155   46,968,679   48,365,623   (15,047,273)   47,316,137
 ------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
   (9,595,039)   53,747,567    (1,600,982)   83,066,461   23,433,412   56,424,593   (15,594,542)   47,934,607

  196,983,454   143,235,887   226,849,492   143,783,031   56,424,593           --   148,780,691   100,846,084
 ------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
 $187,388,415  $196,983,454  $225,248,510  $226,849,492  $79,858,005  $56,424,593  $133,186,149  $148,780,691
 ============  ============  ============  ============  ===========  ===========  ============  ============


           --            --  $  4,584,972  $  3,464,817           --           --            --            --
 ============  ============  ============  ============  ===========  ===========  ============  ============

 $ 17,342,069  $ 23,469,546  $    673,502  $  4,285,886  $ 2,972,697  $ 1,063,315  $   (618,371) $   (545,815)
 ============  ============  ============  ============  ===========  ===========  ============  ============


 STATEMENTS OF CHANGES IN NET ASSETS



                                                   --------------------------
                                                         INTERMEDIATE
                                                           BOND FUND

                                                   --------------------------
                                                       Year          Year
                                                      Ended         Ended
                                                    August 31,    August 31,
                                                       1998          1997
                                                   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
 Net investment income                             $ 31,179,790  $ 25,114,571
 Net realized gain (loss) on investments              1,740,828      (851,277)
 Net change in unrealized appreciation
  (depreciation) of investments, collateral,
  futures contracts, and foreign currency
  transactions                                        7,755,997     8,464,908
                                                   ------------  ------------
   Change in net assets resulting from operations    40,676,615    32,728,202
                                                   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS--
 Dividends to shareholders from net investment
  income:
  Class A Shares                                    (31,179,790)  (25,114,571)
  Class B Shares                                             --            --
                                                   ------------  ------------
   Change in net assets from distributions to
    shareholders                                    (31,179,790)  (25,114,571)
                                                   ------------  ------------
CAPITAL STOCK TRANSACTIONS--
 Proceeds from sale of shares                       256,079,048   100,375,816
 Net asset value of shares issued to shareholders
  in payment of dividends declared                   13,270,752    14,243,926
 Cost of shares redeemed                            (87,411,885) (127,655,812)
                                                   ------------  ------------
   Change in net assets from capital stock
    transactions                                    181,937,915   (13,036,070)
                                                   ------------  ------------
   Change in net assets                             191,434,740    (5,422,439)
NET ASSETS:
 Beginning of period                                398,234,287   403,656,726
                                                   ------------  ------------
 End of period                                     $589,669,027  $398,234,287
                                                   ============  ============
Undistributed net investment income included in
 net assets at end of period                                 --            --
                                                   ============  ============
Net gain (loss) as computed for federal tax
 purposes                                          $    760,870  $    128,681
                                                   ============  ============

                                 MARSHALL FUNDS


 --------------------------  -------------------------  --------------------------------
        GOVERNMENT                 INTERMEDIATE                      MONEY
          INCOME                     TAX-FREE                       MARKET
           FUND                        FUND                          FUND

 --------------------------  -------------------------  --------------------------------
     Year          Year          Year         Year           Year             Year
    Ended         Ended         Ended         Ended          Ended            Ended
  August 31,    August 31,    August 31,   August 31,     August 31,       August 31,
     1998          1997          1998         1997           1998             1997
 ------------  ------------  ------------  -----------  ---------------  ---------------


 $ 15,508,284  $ 11,518,785  $  4,014,103  $ 3,360,927  $    82,839,430  $    66,237,736
    1,854,374      (523,651)      825,890      167,317               --               --

    3,216,704     4,021,921     1,904,633    1,370,043               --               --
 ------------  ------------  ------------  -----------  ---------------  ---------------
   20,579,362    15,017,055     6,744,626    4,898,287       82,839,430       66,237,736
 ------------  ------------  ------------  -----------  ---------------  ---------------


  (15,508,284)  (11,518,785)   (4,010,594)  (3,360,927)     (78,163,550)     (61,191,127)
           --            --            --           --       (4,675,880)      (5,046,609)
 ------------  ------------  ------------  -----------  ---------------  ---------------
  (15,508,284)  (11,518,785)   (4,010,594)  (3,360,927)     (82,839,430)     (66,237,736)
 ------------  ------------  ------------  -----------  ---------------  ---------------

   98,456,886    83,480,146    27,565,906   29,527,383    5,479,189,898    4,388,043,812
    8,809,411     6,106,482       369,721      316,077       18,085,713       17,152,907
  (35,667,208)  (27,900,306)  (17,185,505)  (9,200,113)  (5,183,477,454)  (4,149,423,646)
 ------------  ------------  ------------  -----------  ---------------  ---------------
   71,599,089    61,686,322    10,750,122   20,643,347      313,798,157      255,773,073
 ------------  ------------  ------------  -----------  ---------------  ---------------
   76,670,167    65,184,592    13,484,154   22,180,707      313,798,157      255,773,073

  203,642,447   138,457,855    88,107,958   65,927,251    1,380,143,588    1,124,370,515
 ------------  ------------  ------------  -----------  ---------------  ---------------
 $280,312,614  $203,642,447  $101,592,112  $88,107,958  $ 1,693,941,745  $ 1,380,143,588
 ============  ============  ============  ===========  ===============  ===============
           --            --  $      3,509           --               --               --
 ============  ============  ============  ===========  ===============  ===============
 $  1,948,002  $ (1,184,492) $    825,890  $   167,317               --               --
 ============  ============  ============  ===========  ===============  ===============

 FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                       Distributions to
                                                                                                       Shareholders from
                                                       Net Realized and                                Net Realized Gain
                                                         Unrealized                                      on Investment
                                                       Gain/(Loss) on                   Dividends to     Transactions,
                          Net Asset       Net           Investments,                    Shareholders        Futures
                            Value,      Investment    Collateral, Futures   Total from     from Net      Contracts, and
                          beginning     Income/        Contracts, and      Investment    Investment     Foreign Currency
Perod Ended August 31,    of period  Operating (Loss)  Foreign Currency     Operations      Income        Transactions
-----------------------   ---------  ---------------- -------------------   ----------   ------------  -----------------
    EQUITY INCOME FUND
    1994(a)                $10.00         0.28              (0.09)              0.19         (0.23)             --
    1995                   $ 9.96         0.33               1.26               1.59         (0.33)             --
    1996                   $11.22         0.34               2.00               2.34         (0.35)          (0.21)
    1997                   $13.00         0.33               3.51               3.84         (0.34)          (0.86)
    1998                   $15.64         0.31              (0.19)(m)           0.12         (0.32)          (1.27)
    LARGE-CAP GROWTH & INCOME FUND
    1993(b)                $10.00         0.10               0.07               0.17         (0.09)             --
    1994                   $10.08         0.07              (0.03)              0.04         (0.07)             --
    1995                   $10.05         0.09               1.59               1.68         (0.09)             --
    1996                   $11.64         0.16               1.17               1.33         (0.15)          (0.66)
    1997                   $12.16         0.10               3.76               3.86         (0.12)          (1.94)
    1998                   $13.96         0.06               0.46               0.52         (0.06)          (1.18)
    MID-CAP VALUE FUND
    1994(a)                $10.00         0.12               0.93               1.05         (0.10)             --
    1995                   $10.95         0.22               1.22               1.44         (0.20)          (0.11)
    1996                   $12.08         0.21               0.78               0.99         (0.21)          (0.88)
    1997                   $11.98         0.15               3.05               3.20         (0.15)          (1.89)
    1998                   $13.14         0.10              (0.92)             (0.82)        (0.12)          (1.95)
    MID-CAP GROWTH FUND
    1994(a)                $10.00         0.02              (0.29)             (0.27)        (0.01)          (0.03)
    1995                   $ 9.69        (0.00)              2.62               2.62         (0.01)             --
    1996                   $12.30        (0.06)              2.24               2.18            --           (0.92)
    1997                   $13.56        (0.08)              2.56               2.48            --           (1.22)
    1998                   $14.82        (0.13)             (0.93)             (1.06)           --           (1.81)
    INTERNATIONAL STOCK FUND
    1995(c)                $10.00         0.20               0.01               0.21         (0.05)             --
    1996                   $10.16         0.21               0.96               1.17         (0.22)          (0.03)
    1997                   $11.08         0.18               2.29               2.47         (0.26)          (0.09)
    1998                   $13.20         0.26              (1.42)             (1.16)        (0.21)          (0.29)
    SMALL-CAP GROWTH FUND
    1997(d)                $10.00        (0.08)              2.27               2.19            --              --
    1998                   $12.19        (0.22)             (1.66)             (1.88)           --           (0.49)
    SHORT-TERM INCOME FUND
    1993(e)                $10.00         0.40              (0.05)              0.35         (0.40)             --
    1994                   $ 9.95         0.45              (0.25)              0.20         (0.44)             --
    1995                   $ 9.71         0.56               0.05               0.61         (0.58)             --
    1996                   $ 9.74         0.62              (0.15)              0.47         (0.62)             --
    1997                   $ 9.59         0.63               0.04               0.67         (0.62)             --
    1998                   $ 9.64         0.61              (0.03)              0.58         (0.61)             --
    INTERMEDIATE BOND FUND
    1993(b)                $10.00         0.46               0.33               0.79         (0.39)             --
    1994                   $10.40         0.61              (0.81)             (0.20)        (0.67)          (0.17)
    1995                   $ 9.36         0.61               0.16               0.77         (0.62)             --
    1996                   $ 9.51         0.58              (0.25)              0.33         (0.58)             --
    1997                   $ 9.26         0.58               0.18               0.76         (0.58)             --
    1998                   $ 9.44         0.58               0.16               0.74         (0.58)             --


                          Distributions to
                          Shareholders in
                             Excess of
                           Net Investment
Perod Ended August 31,         Income
-----------------------   ---------------
    EQUITY INCOME FUND
    1994(a)                     --
    1995                        --
    1996                        --
    1997                        --
    1998                        --
    LARGE-CAP GROWTH & INCOME FUND
    1993(b)                     --
    1994                        --
    1995                        --
    1996                        --
    1997                        --
    1998                        --
    MID-CAP VALUE FUND
    1994(a)                     --
    1995                        --
    1996                        --
    1997                        --
    1998                        --
    MID-CAP GROWTH FUND
    1994(a)                     --
    1995                     (0.00)(l)
    1996                        --
    1997                        --
    1998                        --
    INTERNATIONAL STOCK FUND
    1995(c)                     --
    1996                        --
    1997                        --
    1998                        --
    SMALL-CAP GROWTH FUND
    1997(d)                     --
    1998                        --
    SHORT-TERM INCOME FUND
    1993(e)                     --
    1994                        --
    1995                        --
    1996                        --
    1997                        --
    1998                        --
    INTERMEDIATE BOND FUND
    1993(b)                     --
    1994                        --
    1995                        --
    1996                        --
    1997                        --
    1998                        --

(a) Reflects operations for the period from October 1, 1993 (date of initial public investment) to August 31, 1994.
(b) Reflects operations for the period from November 23, 1992 (date of initial public investment) to August 31, 1993.
(c) Reflects operations for the period from September 2, 1994 (date of initial public investment) to August 31, 1995.
(d) Reflects operations for the period from September 3, 1996 (date of initial public investment) to August 31, 1997.
(e) Reflects operations for the period from November 2, 1992 (date of initial public investment) to August 31, 1993.
(f) Reflects operations for the period from December 14, 1992 (date of initial public investment) to August 31, 1993.
(g) Reflects operations for the period from February 2, 1994 (date of initial public investment) to August 31, 1994.
(h) Reflects operations for the period from December 17, 1992 (date of initial public investment) to August 31, 1993.
(i) Based on net asset value. (j) Computed on an annualized basis.
(k) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(l) Distributions less than one cent per share.
(m) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments, collateral, Futures Contracts and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(See Notes which are an integral part of the Financial Statements)



                                 MARSHALL FUNDS

                                        Ratios to Average Net Assets
                                     ----------------------------------
                                                                           Net Assets,
               Net Asset                           Net                         end      Portfolio
    Total      Value, end   Total               Investment     Expense      of period   Turnover
Distributions  of period  Return(i)  Expenses     Income      Waiver(k)   (000 omitted)   Rate
-------------  ---------- ---------  --------   ----------    ---------   ------------- ---------
    (0.23)       $ 9.96      2.02%     1.01%(j)    3.30%(j)     0.16%(j)    $ 49,396        44%
    (0.33)       $11.22     16.40%     1.01%       3.45%        0.09%       $107,499        43%
    (0.56)       $13.00     21.20%     0.98%       2.83%          --        $173,402        60%
    (1.20)       $15.64     30.95%     1.22%       2.31%          --        $331,730        61%
    (1.59)       $14.17      0.04%     1.17%       2.01%          --        $458,865        69%
    (0.09)       $10.08      1.67%     0.94%(j)    1.39%(j)     0.03%(j)    $309,128        98%
    (0.07)       $10.05      0.44%     0.99%       0.77%        0.01%       $250,155        86%
    (0.09)       $11.64     16.85%     0.98%       0.88%        0.01%       $257,019        79%
    (0.81)       $12.16     11.56%     0.97%       1.28%          --        $251,583       147%
    (2.06)       $13.96     34.50%     1.23%       0.78%          --        $269,607        43%
    (1.24)       $13.24      3.44%     1.21%       0.40%          --        $274,821        33%
    (0.10)       $10.95     10.59%     1.00%(j)    1.82%(j)     0.15%(j)    $218,755        39%
    (0.31)       $12.08     13.57%     0.96%       1.98%          --        $220,436        78%
    (1.09)       $11.98      8.53%     0.98%       1.68%          --        $195,066        67%
    (2.04)       $13.14     30.20%     1.23%       1.20%          --        $145,143        55%
    (2.07)       $10.25     (7.75%)    1.25%       0.96%          --        $134,620        59%
    (0.04)       $ 9.69     (2.74%)    1.01%(j)    0.23%(j)     0.28%(j)    $ 53,642       113%
    (0.01)       $12.30     27.06%     1.01%      (0.13%)       0.08%       $108,256       157%
    (0.92)       $13.56     18.92%     1.01%      (0.47%)         --        $143,236       189%
    (1.22)       $14.82     19.14%     1.24%      (0.52%)         --        $196,983       211%
    (1.81)       $11.95     (8.77%)    1.23%      (0.79%)         --        $187,388       167%
    (0.05)       $10.16      2.11%     1.54%(j)    2.42%(j)     0.04%(j)    $ 94,048        61%
    (0.25)       $11.08     11.71%     1.35%       2.58%          --        $143,783        26%
    (0.35)       $13.20     22.73%     1.59%       1.80%          --        $226,849        26%
    (0.50)       $11.54     (9.09%)    1.49%       2.01%          --        $225,248        91%
       --        $12.19     21.90%     1.80%(j)   (0.94%)(j)      --        $ 56,425       183%
    (0.49)       $ 9.82    (16.25%)    1.60%      (1.18%)         --        $ 79,858       139%
    (0.40)       $ 9.95      3.57%     0.50%(j)    4.91%(j)     0.51%(j)    $ 74,742        79%
    (0.44)       $ 9.71      2.05%     0.50%       4.58%        0.39%       $100,452       185%
    (0.58)       $ 9.74      6.47%     0.51%       5.78%        0.40%       $ 84,273       194%
    (0.62)       $ 9.59      4.92%     0.51%       6.16%        0.40%       $100,846       144%
    (0.62)       $ 9.64      7.20%     0.49%       6.46%        0.59%       $148,781       101%
    (0.61)       $ 9.61      6.22%     0.50%       6.40%        0.55%       $133,186        90%
    (0.39)       $10.40      7.99%     0.70%(j)    6.08%(j)     0.10%(j)    $346,808       220%
    (0.84)       $ 9.36     (2.02%)    0.71%       6.26%        0.11%       $357,740       228%
    (0.62)       $ 9.51      8.58%     0.71%       6.50%        0.08%       $344,071       232%
    (0.58)       $ 9.26      3.52%     0.72%       6.14%        0.09%       $403,657       201%
    (0.58)       $ 9.44      8.42%     0.72%       6.17%        0.31%       $398,234       144%
    (0.58)       $ 9.60      8.00%     0.71%       6.02%        0.29%       $589,669       148%


 FINANCIAL HIGHLIGHTS (continued)

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                    Distributions to
                                                                                                    Shareholders from
                                                         Net Realized and                           Net Realized Gain
                                                            Unrealized                                on Investment
                                                          Gain/(Loss) on               Dividends to   Transactions,
                             Net Asset       Net           Investments,                Shareholders      Futures
                              Value,      Investment    Collateral, Futures Total from   from Net    Contracts, and
                             beginning     Income/        Contracts, and    Investment  Investment  Foreign Currency
 Period Ended August 31,     of period Operating (Loss)  Foreign Currency   Operations    Income      Transactions
-----------------------      --------- ---------------- ------------------- ---------- ------------ -----------------
    GOVERNMENT INCOME FUND
    1993(f)                   $10.00         0.47               0.16           0.63       (0.41)             --
    1994                      $10.22         0.64              (0.78)         (0.14)      (0.68)          (0.14)
    1995                      $ 9.26         0.60               0.27           0.87       (0.62)             --
    1996                      $ 9.51         0.62              (0.24)          0.38       (0.62)             --
    1997                      $ 9.27         0.62               0.22           0.84       (0.62)             --
    1998                      $ 9.49         0.61               0.21           0.82       (0.61)             --
    INTERMEDIATE TAX-FREE FUND
    1994(g)                   $10.00         0.19              (0.29)         (0.10)      (0.19)             --
    1995                      $ 9.71         0.42               0.20           0.62       (0.42)             --
    1996                      $ 9.91         0.43              (0.08)          0.35       (0.43)             --
    1997                      $ 9.83         0.43               0.21           0.64       (0.43)             --
    1998                      $10.04         0.43               0.29           0.72       (0.43)             --
    MONEY MARKET FUND--CLASS A SHARES
    1993(b)                   $ 1.00         0.02                 --           0.02       (0.02)             --
    1994                      $ 1.00         0.03                 --           0.03       (0.03)             --
    1995                      $ 1.00         0.05                 --           0.05       (0.05)             --
    1996                      $ 1.00         0.05                 --           0.05       (0.05)             --
    1997                      $ 1.00         0.05                 --           0.05       (0.05)             --
    1998                      $ 1.00         0.05                 --           0.05       (0.05)             --
    MONEY MARKET FUND--CLASS B SHARES
    1993(h)                   $ 1.00         0.02                 --           0.02       (0.02)             --
    1994                      $ 1.00         0.03                 --           0.03       (0.03)             --
    1995                      $ 1.00         0.05                 --           0.05       (0.05)             --
    1996                      $ 1.00         0.05                 --           0.05       (0.05)             --
    1997                      $ 1.00         0.05                 --           0.05       (0.05)             --
    1998                      $ 1.00         0.05                 --           0.05       (0.05)             --


                            Distributions to
                             Shareholders in
                               Excess of
                             Net Investment
 Period Ended August 31,         Income
-----------------------      ---------------
    GOVERNMENT INCOME FUND
    1993(f)                        --
    1994                           --
    1995                           --
    1996                           --
    1997                           --
    1998                           --
    INTERMEDIATE TAX-FREE FUND
    1994(g)                        --
    1995                           --
    1996                           --
    1997                           --
    1998                           --
    MONEY MARKET FUND--CLASS A SHARES
    1993(b)                        --
    1994                           --
    1995                           --
    1996                           --
    1997                           --
    1998                           --
    MONEY MARKET FUND--CLASS B SHARES
    1993(h)                        --
    1994                           --
    1995                           --
    1996                           --
    1997                           --
    1998                           --





(a) Reflects operations for the period from October 1, 1993 (date of initial public investment) to August 31, 1994.
(b) Reflects operations for the period from November 23, 1992 (date of initial public investment) to August 31, 1993.
(c) Reflects operations for the period from September 2, 1994 (date of initial public investment) to August 31, 1995.
(d) Reflects operations for the period from September 3, 1996 (date of initial public investment) to August 31, 1997.
(e) Reflects operations for the period from November 2, 1992 (date of initial public investment) to August 31, 1993.
(f) Reflects operations for the period from December 14, 1992 (date of initial public investment) to August 31, 1993.
(g) Reflects operations for the period from February 2, 1994 (date of initial public investment) to August 31, 1994.
(h) Reflects operations for the period from December 17, 1992 (date of initial public investment) to August 31, 1993.
(i) Based on net asset value. (j) Computed on an annualized basis.
(k) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(See Notes which are an integral part of the Financial Statements)


                                 MARSHALL FUNDS

                                    Ratios to Average Net Assets
                                    --------------------------------
                                                                        Net Assets,
               Net Asset                          Net                       end      Portfolio
    Total      Value, end   Total              Investment   Expense      of period   Turnover
Distributions  of period  Return(i) Expenses     Income    Waiver(k)   (000 omitted)   Rate
-------------  ---------- --------- --------   ----------  ---------   ------------- ---------
    (0.41)       $10.22      6.40%    0.85%(j)    6.56%(j)   0.33%(j)   $   57,822      218%
    (0.82)       $ 9.26     (1.34%)   0.86%       6.58%      0.40%      $   64,823      175%
    (0.62)       $ 9.51      9.78%    0.86%       6.54%      0.26%      $  103,708      360%
    (0.62)       $ 9.27      4.02%    0.86%       6.51%      0.19%      $  138,458      268%
    (0.62)       $ 9.49      9.35%    0.86%       6.62%      0.38%      $  203,642      299%
    (0.61)       $ 9.70      8.92%    0.87%       6.38%      0.34%      $  280,313      353%
    (0.19)       $ 9.71     (0.94%)   0.62%(j)    3.58%(j)   0.59%(j)   $   35,212       45%
    (0.42)       $ 9.91      6.58%    0.61%       4.35%      0.47%      $   46,051      105%
    (0.43)       $ 9.83      3.57%    0.61%       4.34%      0.37%      $   65,927       41%
    (0.43)       $10.04      6.67%    0.61%       4.35%      0.54%      $   88,108       53%
    (0.43)       $10.33      7.31%    0.61%       4.22%      0.51%      $  101,592       68%
    (0.02)       $ 1.00      2.33%    0.40%(j)    2.97%(j)   0.28%(j)   $ 7775,890       --
    (0.03)       $ 1.00      3.41%    0.40%       3.40%      0.29%      $  967,988       --
    (0.05)       $ 1.00      5.57%    0.41%       5.44%      0.26%      $1,128,623       --
    (0.05)       $ 1.00      5.39%    0.41%       5.29%      0.26%      $1,039,659       --
    (0.05)       $ 1.00      5.35%    0.41%       5.22%      0.26%      $1,290,659       --
    (0.05)       $ 1.00      5.51%    0.41%       5.37%      0.25%      $1,588,817       --
    (0.02)       $ 1.00      1.89%    0.72%(j)    2.72%(j)   0.28%(j)   $    1,980       --
    (0.03)       $ 1.00      3.11%    0.70%       3.39%      0.29%      $   11,929       --
    (0.05)       $ 1.00      5.25%    0.71%       5.21%      0.26%      $   30,331       --
    (0.05)       $ 1.00      5.07%    0.71%       4.92%      0.26%      $   84,711       --
    (0.05)       $ 1.00      5.04%    0.71%       4.93%      0.26%      $   89,485       --
    (0.05)       $ 1.00      5.19%    0.71%       5.12%      0.25%      $  105,125       --

August 31, 1998
 NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

     PORTFOLIO NAME                           INVESTMENT OBJECTIVE
     --------------                           --------------------
Marshall Equity Income Above-average dividend income with appreciation of capital.
 Fund ("Equity Income
 Fund")
Marshall Large-Cap        Growth of capital and income.
 Growth & Income Fund
 ("Large-Cap Growth &
 Income Fund")
Marshall Mid-Cap Value Long-term capital growth and income.
 Fund ("Mid-Cap Value
 Fund")
Marshall Mid-Cap Growth   Appreciation of capital.
 Fund ("Mid-Cap Growth
 Fund")
Marshall International    Long-term capital growth.
 Stock Fund
 ("International Stock
 Fund")
Marshall Small-Cap        Appreciation of capital.
 Growth Fund ("Small-Cap
 Growth Fund")
Marshall Short-Term       Maximize total return consistent with current income.
 Income Fund ("Short-
 Term Income Fund")
Marshall Intermediate Maximize total return consistent with current income.
 Bond Fund
 ("Intermediate Bond
 Fund")
Marshall Government       Current income.
 Income Fund
 ("Government Income
 Fund")
Marshall Intermediate     Provide as high a level of income that is exempt from federal
 Tax-Free Fund income tax as is consistent with preservation of capital.
 ("Intermediate Tax-Free
 Fund")
Marshall Money Market Current income consistent with stability of principal.
 Fund ("Money Market
 Fund")

  Money Market Fund is offered in two classes of shares: Class A Shares and Class B Shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

  On December 22, 1997, the Equity Income Fund, Mid-Cap Value Fund, and Intermediate Bond Fund acquired portfolios of a common trust fund managed by the Adviser. The acquisition was accomplished by a tax-free exchange at fair market value.

--------------------------------------------------------------------------------

FUND                      SHARES   VALUE OF SHARES
----                    ---------- ---------------
Equity Income Fund      10,643,152  $162,840,218
Mid-Cap Value Fund       3,632,596  $ 40,794,056
Intermediate Bond Fund  14,808,934  $140,979,572

--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities and investments in closed end investment companies are valued at the last sale price reported on a national securities exchange. Money Market Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction, including accrued interest.

                                 MARSHALL FUNDS

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  However, federal taxes may be imposed on International Stock Fund upon the disposition of investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the International Stock Fund's understanding of the applicable country's tax rules and rates.

  At August 31, 1998, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

--------------------------------------------------------------------------------

                        CAPITAL LOSS   CAPITAL LOSS   CAPITAL LOSS   CAPITAL LOSS   CAPITAL LOSS
                        CARRYFORWARD   CARRYFORWARD   CARRYFORWARD   CARRYFORWARD   CARRYFORWARD   TOTAL CAPITAL
                        TO EXPIRE IN   TO EXPIRE IN   TO EXPIRE IN   TO EXPIRE IN   TO EXPIRE IN       LOSS
FUND                        2002           2003           2004           2005           2006       CARRYFORWARD
----                    ------------   ------------   ------------   ------------   ------------   -------------
Short-Term Income Fund    $302,405     $ 1,898,650     $  556,158     $ 545,815       $618,371      $ 3,921,399
Intermediate Bond Fund          --      15,641,683      6,100,494            --             --       21,742,177
Government Income Fund          --          13,905             --     1,184,492             --        1,198,397

--------------------------------------------------------------------------------

  Net realized capital losses on Short-Term Income Fund, and Government Income Fund of $937,735, and $416,086, respectively, attributable to security transactions incurred after October 31, 1997, were treated as arising on the first day of each Fund's next taxable year (September 1, 1998).

  Net realized losses on International Stock Fund of $364,576, attributable to foreign currency transactions incurred after October 31, 1997, were treated as arising on the first day of International Stock Fund's next taxable year (September 1, 1998).

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Deferred Expenses--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  Futures Contracts--Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At August 31, 1998, Mid-Cap Value Fund had no outstanding futures contracts.

  At August 31, 1998, the Large-Cap Growth & Income Fund had outstanding futures contracts as set forth below:

--------------------------------------------------------------------------------

                                                                          UNREALIZED
EXPIRATION DATE       CONTRACTS TO RECEIVE           POSITION           (DEPRECIATION)
---------------       --------------------           --------           --------------
September 1998             54 S&P 500                  Long              ($1,731,179)

--------------------------------------------------------------------------------

  At August 31, 1998, the Mid-Cap Growth Fund had outstanding futures contracts as set forth below:

--------------------------------------------------------------------------------

                                                                          UNREALIZED
EXPIRATION DATE       CONTRACTS TO RECEIVE           POSITION           (DEPRECIATION)
---------------       --------------------           --------           --------------
September 1998             8 S&P 500                   Long               ($301,101)

--------------------------------------------------------------------------------

  At August 31, 1998, the Small-Cap Growth Fund had outstanding futures contracts as set forth below:

--------------------------------------------------------------------------------

                                                                          UNREALIZED
EXPIRATION DATE       CONTRACTS TO RECEIVE           POSITION           (DEPRECIATION)
---------------       --------------------           --------           --------------
September 1998           9 Russell 2000                Long               ($376,989)

--------------------------------------------------------------------------------

  Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk.
The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At August 31, 1998, International Stock Fund had outstanding foreign exchange contracts as set forth below:
--------------------------------------------------------------------------------

                                                                              UNREALIZED
                       FOREIGN CURRENCY UNITS                  CONTRACTS AT  APPRECIATION
SETTLEMENT DATE          TO DELIVER/RECEIVE    IN EXCHANGE FOR    VALUE     (DEPRECIATION)
---------------        ----------------------  --------------- ------------ --------------
Contracts Purchased:
9/1/1998              227,880 Deutsche Mark      $  127,307     $  129,617     $ 2,310
9/1/1998 - 9/4/1998   1,975,293 Pound Sterling   $3,255,755     $3,311,184     $55,429
9/1/1998              20,586,834 Japanese Yen    $  145,336     $  146,130     $   794
6/3/1998 - 8/28/1998  126,459 Swedish Krona      $   16,143     $   15,677     $  (466)
                                                                               -------
Net Unrealized Appreciation
 on Foreign Exchange Contracts                                                 $58,067
                                                                               =======

--------------------------------------------------------------------------------

  Foreign Currency Translation--The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Dollar Roll Transactions--The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

  Securities Lending--The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the market value of securities loaned plus interest. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Funds reimburse the custodian for the costs directly associated with the Funds' participation in the securities lending program.

  As of August 31, 1998, the value of securities loaned plus interest, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

--------------------------------------------------------------------------------

                                  MARKET VALUE
                                                   PAYABLE ON   OF REINVESTED
                                 MARKET VALUE OF   COLLATERAL    COLLATERAL
FUND                            SECURITIES LOANED DUE TO BROKER  SECURITIES
----                            ----------------- ------------- -------------
Equity Income Fund                $118,364,448    $129,708,215  $129,708,215
Large-Cap Growth & Income Fund    $ 74,722,299    $ 82,751,578  $ 82,751,578
Mid-Cap Value Fund                $ 28,942,377    $ 31,496,810  $ 31,496,810
Mid-Cap Growth Fund               $ 53,924,423    $ 59,647,896  $ 59,647,896
International Stock Fund          $ 39,717,677    $ 46,808,306  $ 46,808,306
Intermediate Bond Fund            $ 46,294,650    $ 58,878,750  $ 58,878,750

--------------------------------------------------------------------------------

  Individual reinvested cash collateral securities in excess of 5% of fund net assets at August 31, 1998 are as follows:

--------------------------------------------------------------------------------

Repurchase Agreements:

Prudential Securities 5.9125% 9/1/98
 (Secured by asset backed
 securities and corporate bonds and
 notes)                                   Equity Income Fund       $129,000,000
Morgan Stanley Co., Inc. 5.9375%, 9/1/98
 (Secured by asset
 backed securities and corporate bonds
 and notes)                               Large-Cap Growth Fund    $ 82,000,000
                                          Mid-Cap Value Fund       $ 29,000,000
                                          Mid-Cap Growth Fund      $ 40,500,000
                                          International Stock Fund $ 35,000,000
                                          Intermediate Bond Fund   $ 50,500,000

--------------------------------------------------------------------------------

  Reclassification--Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are attributable to differing book/tax treatments for net operating losses, passive foreign investment companies, and foreign currency transactions. Amounts as of August 31, 1998, have been reclassified to reflect the following:

--------------------------------------------------------------------------------

                               INCREASE (DECREASE)
                          -------------------------------
                          ACCUMULATED
                          NET REALIZED  UNDISTRIBUTED NET
FUND NAME                  GAIN/LOSS    INVESTMENT INCOME
---------                 ------------  -----------------
Mid-Cap Value Fund               $228            ($228)
Mid-Cap Growth Fund       ($1,775,264)      $1,775,264
Small-Cap Growth Fund     ($1,015,186)      $1,015,186
International Stock Fund   $  233,199      ($  233,199)

--------------------------------------------------------------------------------
  Net investment income, net realized gains/losses, and net assets were not affected by this change.

  Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resale's. International Stock Fund's and Government Income Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee. Money Market Fund's restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

  Additional information on each restricted security held by International Stock Fund at August 31, 1998, is as follows:

--------------------------------------------------------------------------------

SECURITY                  ACQUISITION DATE(S) ACQUISITION COST
--------                  ------------------- ----------------
Qantas Airways Ltd., ADR    7/31/95-3/7/96        $832,512
MOL Magyar Olay, ADR        11/22/95-5/7/96       $806,418

--------------------------------------------------------------------------------

  Additional information on the restricted security held by Government Income Fund at August 31, 1998, is as follows:

--------------------------------------------------------------------------------

SECURITY                               ACQUISITION DATE ACQUISITION COST
--------                               ---------------- ----------------
Nations Credit Home Equity Loan Trust      10/31/97        $3,118,584

--------------------------------------------------------------------------------

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on the trade date.
--------------------------------------------------------------------------------

3. CAPITAL STOCK

  The Articles of Incorporation permit the Directors to issue 50 billion full and fractional shares of common stock, par value $0.0001 per share. At August 31, 1998, the capital paid-in was as follows:

--------------------------------------------------------------------------------


FUND                            CAPITAL PAID-IN
----                            ---------------
Equity Income Fund              $  389,898,889
Large-Cap Growth & Income Fund  $  197,692,483
Mid-Cap Value Fund              $  118,368,222
Mid-Cap Growth Fund             $  181,485,509
International Stock Fund        $  212,074,457
Small-Cap Growth Fund           $   95,334,302
Short-Term Income Fund          $  137,022,819
Intermediate Bond Fund          $  601,920,571
Government Income Fund          $  277,510,971
Intermediate Tax-Free Fund      $   97,576,723
Money Market Fund               $1,693,941,745

--------------------------------------------------------------------------------


  Transactions in capital stock were as follows:

--------------------------------------------------------------------------------

                            ----------------------  ----------------------  ----------------------
                                                     LARGE-CAP GROWTH &
                             EQUITY INCOME FUND          INCOME FUND         MID-CAP VALUE FUND
                            ----------------------  ----------------------  ----------------------
                            YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                            AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,
                               1998        1997        1998        1997        1998        1997
                            ----------  ----------  ----------  ----------  ----------  ----------
  Shares sold               15,738,873  10,346,734   4,089,991   3,109,742   5,453,000   2,321,462
  Shares issued to
   shareholders in payment
   of distributions
   declared                  1,937,827     598,334   1,725,616   2,355,870   1,866,937   1,614,014
  Shares redeemed           (6,501,126) (3,074,398) (4,377,201) (6,850,139) (5,229,996) (9,178,441)
                            ----------  ----------  ----------  ----------  ----------  ----------
  Net change resulting
   from share transactions  11,175,574   7,870,670   1,438,406  (1,384,527)  2,089,941  (5,242,965)
                            ==========  ==========  ==========  ==========  ==========  ==========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            ----------------------  -----------------------  ------------------------
                                                                                    SMALL-CAP
                                   MID-CAP              INTERNATIONAL                GROWTH
                                 GROWTH FUND              STOCK FUND                  FUND
                            ----------------------  -----------------------  ------------------------
                            YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED  PERIOD ENDED
                            AUGUST 31,  AUGUST 31,  AUGUST 31,   AUGUST 31,  AUGUST 31,   AUGUST 31,
                               1998        1997        1998         1997        1998        1997*
                            ----------  ----------  ----------   ----------  ----------  ------------
  Shares sold                6,547,612   6,045,656   11,989,024   7,818,946   5,767,967   5,546,179
  Shares issued to
   shareholders in payment
   of distributions
   declared                  1,710,267     534,978      545,806     197,927     199,269         --
  Shares redeemed           (5,865,009) (3,856,291) (10,197,589) (3,814,168) (2,462,788)   (917,613)
                            ----------  ----------  -----------  ----------  ----------   ---------
  Net change resulting
   from share transactions   2,392,870   2,724,343    2,337,241   4,202,705   3,504,448   4,628,566
                            ==========  ==========  ===========  ==========  ==========   =========

--------------------------------------------------------------------------------
* For the period from September 3, 1996 (date of initial public investment) to August 31, 1997.
--------------------------------------------------------------------------------

                            ----------------------  -----------------------  ----------------------
                                 SHORT-TERM              INTERMEDIATE             GOVERNMENT
                                 INCOME FUND              BOND FUND               INCOME FUND
                            ----------------------  -----------------------  ----------------------
                            YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
                            AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,   AUGUST 31,  AUGUST 31,
                               1998        1997        1998        1997         1998        1997
                            ----------  ----------  ----------  ----------   ----------  ----------
  Shares sold                7,082,890   9,291,644  26,987,634   10,675,888  10,236,771   8,834,407
  Shares issued to
   shareholders in payment
   of distributions
   declared                    451,547     356,927   1,392,283    1,513,322     916,492     646,704
  Shares redeemed           (9,105,232) (4,738,729) (9,172,629) (13,568,319) (3,711,734) (2,966,414)
                            ----------  ----------  ----------  -----------  ----------  ----------
  Net change resulting
   from share transactions  (1,570,795)  4,909,842  19,207,288   (1,379,109)  7,441,529   6,514,697
                            ==========  ==========  ==========  ===========  ==========  ==========

--------------------------------------------------------------------------------

                                                ----------------------
                                                    INTERMEDIATE
                                                    TAX-FREE FUND
                                                ----------------------
                                                YEAR ENDED  YEAR ENDED
                                                AUGUST 31,  AUGUST 31,
                                                   1998        1997
                                                ----------  ----------
  Shares sold                                    2,704,411  2,962,645
  Shares issued to shareholders in payment of
   distributions declared                           36,231     31,656
  Shares redeemed                               (1,685,066)  (923,630)
                                                ----------  ---------
  Net change resulting from share transactions   1,055,576  2,070,671
                                                ==========  =========

--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

                                               ------------------------------
                                                     MONEY MARKET FUND
                                               ------------------------------
                                                 YEAR ENDED      YEAR ENDED
                                                 AUGUST 31,      AUGUST 31,
                                                    1998            1997
                                               --------------  --------------
  CLASS A SHARES
  Shares sold                                   4,913,792,441   3,774,164,146
  Shares issued to shareholders in payment of
   distributions declared                          13,477,063      12,155,219
  Shares redeemed                              (4,629,111,222) (3,535,320,070)
                                               --------------  --------------
  Net change resulting from Class A Share
   transactions                                   298,158,282     250,999,295
                                               ==============  ==============

--------------------------------------------------------------------------------

                                               --------------------------
                                                   MONEY MARKET FUND
                                               --------------------------
                                                YEAR ENDED    YEAR ENDED
                                                AUGUST 31,    AUGUST 31,
                                                   1998          1997
                                                ----------    ----------
  CLASS B SHARES
  Shares sold                                   565,397,457   613,879,666
  Shares issued to shareholders in payment of
   distributions declared                         4,608,650     4,997,688
  Shares redeemed                              (554,366,232) (614,103,576)
                                               ------------  ------------
  Net change resulting from Class B Share
   transactions                                  15,639,875     4,773,778
                                               ------------  ------------
  Net change resulting from Fund Share
   transactions                                 313,798,157   255,773,073
                                               ============  ============

--------------------------------------------------------------------------------

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Advisory Fee--M&I Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

--------------------------------------------------------------------------------

FUND                            ANNUAL RATE
----                            -----------
Equity Income Fund                 0.75%
Large-Cap Growth & Income Fund     0.75%
Mid-Cap Value Fund                 0.75%
Mid-Cap Growth Fund                0.75%
International Stock Fund           1.00%
Small-Cap Growth Fund              1.00%
Short-Term Income Fund             0.60%
Intermediate Bond Fund             0.60%
Government Income Fund             0.75%
Intermediate Tax-Free Fund         0.60%
Money Market Fund                  0.50%

--------------------------------------------------------------------------------

  Templeton Investment Counsel, Inc., is the sub-adviser ( the "Sub-Adviser") for International Stock Fund. The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

  Administrative Fee--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Corporation for the period except for the Small Cap Growth Fund which is based on the Fund's average daily net assets.

  Distribution Services Fee--Money Market Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Money Market Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of Money Market Fund to finance activities intended to result in the sale of shares of Money Market Fund's Class B Shares. The Plan provide that Money Market Fund may incur distribution expenses up to 0.30% of the average daily net assets of Money Market Fund's Class B Shares annually, to compensate FSC.

  Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Funds (except for Money Market Fund) will pay FSSC up to 0.25% of average daily net assets of the Funds for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. Marshall Funds Investor Services ("MFIS") is the shareholder servicing agent for the Money Market Fund. The Money Market Fund may pay MFIS a fee equal to approximately 0.02% of the average daily net assets for the period of the Fund shares for which MFIS provides shareholder services. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion.

  Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ") through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee.

  Custodian Fees--Marshall & Ilsley Trust Co. is the Funds' custodian. Marshall & Ilsley Trust Co. receives fees based on the level of each Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

  Interfund Transactions--During the year ended August 31, 1998, the Equity Income Fund, Mid-Cap Value Fund, and Intermediate Bond Fund engaged in purchase transactions with mutual funds and/or common trust funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase transactions were made at current market value pursuant to Rule 17a-7 under the Act and were attributable to a conversion of the assets of common trust fund into the funds. Interfund transactions were as follows:

--------------------------------------------------------------------------------

FUND                     PURCHASES
----                    ------------
Equity Income Fund      $145,620,685
Mid-Cap Value Fund      $ 36,406,907
Intermediate Bond Fund  $127,492,457

--------------------------------------------------------------------------------

  Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five-year period following each Fund's effective date. For the period ended August 31, 1998, the Funds expensed the following pursuant to this agreement:

--------------------------------------------------------------------------------

                            ORGANIZATIONAL ORGANIZATIONAL
FUND                           EXPENSES    EXPENSES PAID
----                        -------------- --------------
International Stock Fund       $18,401         $5,055
Small-Cap Growth Fund          $35,592         $6,755
Intermediate Tax-Free Fund     $16,416         $5,836

--------------------------------------------------------------------------------

  General--Certain of the Officers and Directors of the Corporation are Officers and Directors of the above companies.

5. INVESTMENT TRANSACTIONS

  Purchases and sales of investments, excluding short-term securities and conversion securities, for the period ended August 31, 1998, were as follows:

--------------------------------------------------------------------------------

FUND                              PURCHASES        SALES
----                            -------------- --------------
Equity Income Fund              $  296,328,525 $  328,811,260
Large-Cap Growth & Income Fund  $   94,573,093 $  122,127,307
Mid-Cap Value Fund              $   90,289,005 $  140,588,991
Mid-Cap Growth Fund             $  356,766,693 $  362,192,136
International Stock Fund        $  270,278,951 $  224,826,455
Small-Cap Growth Fund           $  148,079,596 $  110,289,187
Short-Term Income Fund          $  117,315,622 $  115,037,973
Intermediate Bond Fund          $  736,360,822 $  701,565,363
Government Income Fund          $1,197,744,092 $1,053,484,528
Intermediate Tax-Free Fund      $   75,806,697 $   63,937,705

--------------------------------------------------------------------------------

6. CONCENTRATION OF CREDIT RISK

  International Stock Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

7. YEAR 2000 (UNAUDITED)

  Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.


                                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of

MARSHALL EQUITY INCOME FUND
MARSHALL LARGE-CAP GROWTH & INCOME FUND
MARSHALL MID-CAP VALUE FUND MARSHALL MID-CAP GROWTH FUND MARSHALL INTERNATIONAL STOCK FUND MARSHALL SMALL-CAP GROWTH FUND MARSHALL SHORT-TERM INCOME FUND MARSHALL INTERMEDIATE BOND FUND MARSHALL GOVERNMENT INCOME FUND MARSHALL INTERMEDIATE TAX-FREE FUND MARSHALL MONEY MARKET FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio of investments of the Marshall Equity Income Fund, the Marshall Large-Cap Growth & Income Fund, the Marshall Mid-Cap Value Fund, the Marshall Mid-Cap Growth Fund, the Marshall International Stock Fund, the Marshall Small-Cap Growth Fund, the Marshall Short-Term Income Fund, the Marshall Intermediate Bond Fund, the Marshall Government Income Fund, the Marshall Intermediate Tax-Free Fund, and the Marshall Money Market Fund (the eleven portfolios constituting the Marshall Funds, Inc., a Wisconsin corporation), as of August 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Marshall Funds, Inc., as identified above, the results of their operations, the changes in their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                      Arthur Andersen LLP

Pittsburgh, Pennsylvania,
October 23, 1998



                      [This Page Intentionally Left Blank]


                      [This Page Intentionally Left Blank]



                      [This Page Intentionally Left Blank]

DIRECTORS                        OFFICERS

John DeVincentis                 John M. Blaser
Ody J. Fish                        President

Edward C. Gonzales
Paul E. Hassett                  Joseph S. Machi
                                   Vice President and Assistant Treasurer

                                 Edward C. Gonzales
                                   Treasurer

                                 Peter J. Germain
                                   Secretary

                                 Brooke J. Billick
                                   Assistant Secretary

                                 C. Todd Gibson
                                   Assistant Secretary


  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal
     Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

 Thisreport is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts
 concerning                    each Fund's objective and policies, management
                               fees, expenses, and other information.




                                Marshall Funds


                       Marshall Funds Investor Services
                            1000 North Water Street
                                 P.O. Box 1348
                        Milwaukee, Wisconsin 53201-1348

                     1-800-236-FUND (3863) or 414-287-8595
                   TDD: Speech and Hearing Impaired Services
                                 800-209-3520
                             www.marshallfunds.com
           Federated Securities Corp., Distributor G01126-01 (10/98)








1A. The graphic representation here displayed consists of two charts. One chart outlines the top five industries that the Marshall Equity Income Fund ("Equity Income Fund") invests in as well as its percentage of net assets as of August 31, 1998. The information is as follows: Domestic & International Oil, 17.2%; Banks, 13.1%; Telecommunications, 9.4%; Healthcare, 9.3%; Electric, 6.6%. The second chart outlines the Equity Income Fund's five largest stock holdings and its percentage of net assets as of August 31, 1998. The information is as follows: Exxon Corp., 3.3%; Philip Morris Companies, Inc., 2.7%; SBC Communications, Inc., 2.4%; Chevron Corp., 2.2%; AT&T Corp., 2.1%.



2A. The graphic representation here displayed consists of one chart. The chart outlines the average annual total returns for the Equity Income Fund as of August 31, 1998 for the 1-year, 3-year, and since inception (9/30/93) periods. The returns are as follows: 0.04%; 16.66%; and 13.75%, respectively.



3A. The graphic presentation here displayed consists of a line graph. The corrresponding components of the line graph are listed beneath the graphic presentation. The Equity Income Fund is represented by a solid line, whereas Standard & Poor's 500 Index ("S&P 500") is represented by a broken dotted line and Lipper Equity Income Funds Index ("LEIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Equity Income Fund and S&P 500 and LEIFI from its inception on September 30, 1993 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Equity Income Fund as compared to S&P 500 and LEIFI; the ending values are $18,854; $23,306; and $18,153, respectively.



1B. The graphic representation here displayed consists of two charts. One chart outlines the top five industries that the Marshall Large-Cap Growth & Income Fund ("Large-Cap Growth & Income Fund") invests in as well as its percentage of net assets as of August 31, 1998. The information is as follows:
Telecommunications, 9.7%; Computer Services, 8.8%; Beverages & Foods, 7.4%; Retail, 7.0%; Drugs, 6.8%. The second chart outlines the Large-Cap Growth & Income Fund's five largest stock holdings and its percentage of net assets as of August 31, 1998. The information is as follows: General Electric Company, 3.5%; Exxon Corp., 2.8%; Microsoft Corp., 2.7%; Abbott Laboratories, 2.2%; and Philip Morris Cos., Inc., 2.2%.



2B. The graphic representation here displayed consists of one chart. The chart outlines the average annual total returns for the Large-Cap Growth & Income Fund as of August 31, 1998 for the 1-year, 3-year, 5-year and since inception (11/20/92) periods. The returns are as follows: 3.44%, 15.78%; 12.74%; and 11.25%, respectively.



3B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Large-Cap Growth & Income Fund is represented by a solid line, whereas Standard & Poor's 500 Index ("S&P 500") is represented by a broken dotted line and Lipper Growth and Income Funds Index ("LGIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Large-Cap Growth & Income Fund and S&P 500 and LGIFI from its inception on November 20, 1992 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Large-Cap Growth & Income Fund as compared to S&P 500 and LGIFI; the ending values are $18,519; $25,386; and $21,563, respectively.



1C. The graphic representation here displayed consists of two charts. One chart outlines the top five industries that the Marshall Mid-Cap Value Fund ("Mid-Cap Value Fund") invests in as well as its percentage of net assets as of August 31, 1998. The information is as follows: Electric Utilities, 9.4%; Beverages & Foods, 8.4%; Services - Consumer, 6.9%; Services - Telecommunications, 6.6%; Insurance, 6.2%. The second chart outlines the Mid-Cap Value Fund's five largest stock holdings and its percentage of net assets as of August 31, 1998. The information is as follows: UST, Inc., 2.7%; Unocal Corp., 2.7%; Texas Utilities Co., 2.6%; Tenet Healthcare Corp., 2.5%; and IPC Holdings LTD., 2.5%.



2C. The graphic representation here displayed consists of one chart. One chart outlines the average annual total returns for the Mid-Cap Value Fund as of August 31, 1998 for the 1-year, 3-year, and since inception (9/30/93) periods. The returns are as follows: (7.75%); 9.23%; and 10.53%, respectively.



3C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Value Fund is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index ("SPMC") is represented by a broken dotted line and Lipper Mid-Cap Funds Index ("LMCFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Value Fund and SPMC and LMCFI, from its inception on September 30, 1993 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Value Fund as compared to SPMC and LMCFI, the ending values are $16,369; $17,364; and $15,403, respectively.



1D. The graphic representation here displayed consists of two charts. One chart outlines the top five industries that the Marshall Mid-Cap Growth Fund ("Mid-Cap Growth Fund") invests in as well as its percentage of net assets as of August 31, 1998. The information is as follows: Computer Services, 14.2%; Retail, 11.3%; Broadcasting, 8.9%; Health Care, 6.5%; Leisure & Recreation, 6.2%. The second chart outlines the Mid-Cap Growth Fund's five largest stock holdings and its percentage of net assets as of August 31, 1998. The information is as follows: Kohl's Corp., 4.2%; Jacor Communications, Inc., 3.5%; Bed, Bath & Beyond, Inc., 2.9%; Lexmark International Group, 2.7%; and Transaction Systems Architects, Inc., 2.7%.



2D. The graphic representation here displayed consists of one chart. The chart outlines the average annual total returns for the Mid-Cap Growth Fund as of August 31, 1998 for the 1-year, 3-year, and since inception (9/30/93) periods. The returns are as follows: (8.77%); 8.93%; and 9.98%, respectively.



3D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Growth Fund is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index ("SPMC") is represented by a broken dotted line and the Lipper Mid-Cap Funds Index ("LMCFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Growth Fund and SPMC and LMCFI from its inception on September 30, 1993 to August 31, 1998.
The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Growth Fund as compared to SPMC and LMCFI; the ending values are $15,975; $17,364; and $15,403, respectively.



1E. The graphic presentation here displayed consists of four charts. One chart outlines the top five industries that the Marshall International Stock Fund ("International Stock Fund") invests in as well as its percentage of net assets as of August 31, 1998. The information is as follows: Telephone, 12.9%; Banking, 11.8%; U.S. Treasury Securities, 7.1%; Electric Utilities,5.3%; and Conglomerates, 4.4%. The second chart outlines the International Stock Fund's five largest stock holdings and its percentage of net assets as of August 31, 1998. The information is as follows: Zurich Versicherungsgesellschaft, 2.5%; AXA, 2.4%; TeleDanmark A.S., Class B, 2.2%; Philips Electronics N.V., 2.1%; and Telefonica SA, 2.0%. The third chart outlines the International Stock Fund's regional exposure and its percentage of net assets as of August 31, 1998. The information is as follows: Europe, 59.8%; Pacific Rim, 11.9%; North America, 6.4%; Australia/New Zealand, 6.1%; and South America, 5.4%. The fourth chart outlines the International Stock Fund's country allocations and its percentage of net assets as of August 31, 1998. The information is as follows: Great Britain, 14.1%; France, 9.0%;Hong Kong, 6.7%; Spain, 6.7%; and Australia/New Zealand, 6.1%.


2E. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the International Stock Fund as of August 31, 1998 for the 1-year, 3-year and since inception (9/1/94) periods.
The returns are as follows: (9.09%), 7.62% and 6.21%, respectively.



3E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The International Stock Fund is represented by a solid line, whereas the Morgan Stanley Capital Europe, Australia, Far East Index ("EAFE") is represented by a broken line and the Lipper International Funds Index ("LIFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the International Stock Fund and EAFE and LIFI from its inception on September 1, 1994 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the International Stock Fund as compared to EAFE and LIFI; the ending values are $12,411; $11,805; and $12,526, respectively.



     1F. The graphic representation here displayed consists of two charts. One chart outlines the top five industries that the Marshall Small-Cap Growth Fund ("Small-Cap Growth Fund") invests in as well as its percentage of net assets as of August 31, 1998. The information is as follows: Services, 18.7%; Commercial Services, 12.0%; Other Capital Goods, 8.3%; Retail, 7.2%; Computer Services, 7.1%. The second chart outlines the Small-Cap Growth Fund's five largest stock holdings and its percentage of net assets as of August 31, 1998. The information is as follows: CSG Systems International, Inc., 3.5%; Henry Schein, Inc., 3.4%; Kellstorm Industries, Inc., 3.2%; Transaction Systems Architects, Inc., 3.1%; and Windmere Corp., 3.0%.



     2F. The graphic representation here displayed consists of one chart. The chart outlines the average annual total returns for the Small-Cap Growth Fund as of August 31, 1998 for the 1-year and since inception (11/1/95) periods. The returns are as follows: (16.25%) and 20.48%, respectively.



     3F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Small-Cap Growth Fund is represented by a solid line, whereas the Russell 2000 Index ("Russell 2000") is represented by a broken dotted line and Lipper Small Cap Funds Index ("LSCFI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Small-Cap Growth Fund and Russell 2000 and LSCFI from its inception on November 1, 1995 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Small-Cap Growth Fund as compared to Russell 2000 and LSCFI; the ending values are $16,949; $11,845; and $10,786, respectively.



1G. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Short-Term Income Fund ("Short-Term Income Fund") as well as its percentage of net assets as of August 31, 1998. The information is as follows: AAA Rated Corporate Bonds, 28.1%; A Rated Corporate Bonds, 16.7%; Government Agency, 15.7%; BBB Rated Corporate Bonds, 14.0%; Cash & Cash Equivalents, 12.0%; U.S. Treasury, 7.8%; and AA Rated Corporate Bonds, 0.6%. The second chart outlines the Short-Term Income Fund's fund statistics as of August 31, 1998. The information is as follows: SEC 30-day yield, 5.50%; Dollar-weighted average maturity, 2.15 years; Duration,
1.25 years.



2G. The graphic representation here displayed consists of one chart. The chart outlines the average annual total returns for the Short-Term Income Fund as of August 31, 1998 for the 1-year, 3-year, 5-year and since inception (11/1/92) periods. The returns are as follows: 6.22%; 6.11%; 5.35%; and 5.20%, respectively.



3G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Short-Term Income Fund is represented by a solid line, whereas the Lipper Short-Term Investment Grade Bond Fund Index ("LSTIBI") is represented by a broken line and IBC/Donoghue's Taxable Money Fund Average ("DMFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Short-Term Income Fund and LSTIBI and DMFA from its inception on November 1, 1992 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Short-Term Income Fund as compared to LSTIBI and DMFA; the ending values are $13,442; $13,641; and $12,891, respectively.


1H. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Intermediate Bond Fund ("Intermediate Bond Fund") as well as its percentage of net assets as of August 31, 1998. The information is as follows: Government Agency, 26.6%; BBB Rated Corporate Bonds, 19.6%; U.S. Treasury, 15.9%; A Rated Corporate Bonds, 14.0%; AAA Rated Corporate Bonds, 13.2%; AA Rated Corporate Bonds, 5.5%; Cash & Cash Equivalents, 1.7%; and BB Rated Corporate Bonds, 0.8%. The second chart outlines the Intermediate Bond Fund's fund statistics as of August 31, 1998. The information is as follows: SEC 30-day yield, 5.73%; Dollar-weighted average maturity, 4.39 years; Duration, 2.93 years.



2H. The graphic representation here displayed consists of one chart. The chart outlines the average annual total returns for the Intermediate Bond Fund as of August 31, 1998 for the 1-year, 3-year, 5-year and since inception (11/23/92) periods. The returns are as follows: 8.00%; 6.62%; 5.22%; and 5.90%, respectively.



3H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Bond Fund is represented by a solid line, whereas Lehman Brothers Government/Corporate Bond Index ("LGCI") is represented by a broken dotted line and Lipper Intermediate Investment Grade Bond Funds Index ("LIBF") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Bond Fund and LGCI and LIBF from its inception on November 23, 1992 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Bond Fund as compared to LGCI and LIBF; the ending values are $13,928; $14,753; and $14,859, respectively.



     1I. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Government Income Fund ("Government Income Fund") as well as its percentage of net assets as of August 31, 1998. The -information is as follows: CMO/ABS, 34.4%; FHLMC/MBS, 28.9%; GNMA/MBS, 28.5%; FNMA/MBS, 15.0%; Corporate, 10.8%; and U.S. Treasury, 15.1%. The second chart outlines the Government Income Fund's fund statistics as of August 31, 1998. Theinformation is as follows: SEC 30-day yield, 5.24%; Dollar-Weighted Average Maturity, 7.92 years; Duration, 3.81 years.



2I. The graphic representation here displayed consists of one chart. The chart outlines the average annual total returns for the Government Income Fund as of August 31, 1998 for the 1-year, 3-year, 5-year and since inception (12/13/92) periods. The returns are as follows: 8.92%; 7.40%; 6.06%; and 6.42%, respectively.



3I. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Government Income Fund is represented by a solid line, whereas Lehman Brothers Mortgage-Backed Securities Index ("LMI") is represented by a broken dotted line and Lipper U.S. Mortgage Funds Index ("LUSMI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Government Income Fund and LMI and LUSMI from its inception on December 13, 1992 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Government Income Fund as compared to LMI and LUSMI; the ending values are $14,279; $15,042; and $14,181, respectively.



1J. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Intermediate Tax-Free Fund ("Intermediate Tax-Free Fund") as well as its percentage of net assets as of August, 1998. The information is as follows: Texas, 14.7%; New York,
11.7%; Ohio, 7.0%; Utah, 6.2%; Illinois, 6.1%. The second chart outlines the Intermediate Tax-Free Fund's fund statistics as of August 31, 1998. The information is as follows: SEC 30-day yield, 3.94%; Dollar-Weighted Average Maturity, 7.73 years; Duration, 6.52 years.



2J. The graphic representation here displayed consists of one chart. The chart outlines the average annual total returns for the Intermediate Tax-Free Fund as of August 31, 1998 for the 1-year, 3-year, and since inception (2/2/94) periods. The returns are as follows: 7.31%; 5.84%; and 5.02%, respectively.



3J. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Tax-Free Fund is represented by a solid line, whereas Lehman Brothers 5 Year G.O. Index ("L5GO") is represented by a broken line, Lipper Intermediate Municipal Funds Index ("LIMI") is represented by a dotted line, and Lehman Brothers 7 Year G.O. ("L7GO") is represented by a broken dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Tax-Free Fund and L5GO, LIMI and L7GO from its inception on February 2, 1994 to August 31, 1998.

     The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypotheticalinvestment in the Intermediate Tax-Free Fund as compared to L5GO, LIMI and L7GO; the ending values are $12,518; $12,621; $13,460; and $13,258, respectively.



K. The graphic representation here displayed consists of one chart which outlines the Marshall Money Market Fund's fund statistics as of August 31, 1998. The information is as follows: Current Yield, Class A Shares--5.32%; Class B Shares--5.02%; Effective Yield, Class A Shares--5.46%; Class B Shares, 5.14%; Dollar-Weighted Avg. Maturity, 41 days.